Exhibit 10.1
                                                                   ------------


                                CREDIT AGREEMENT

                          Dated as of August 17, 2005

                                     among

                            ACCO BRANDS CORPORATION,
                            ACCO BRANDS EUROPE LTD.,
                              FURLON HOLDING B.V.
                  (to be renamed ACCO NEDERLAND HOLDINGS B.V.)
                                  as Borrowers

                                      and

                      THE LENDERS and ISSUERS PARTY HERETO

                                      and

                          CITICORP NORTH AMERICA, INC.
                            as Administrative Agent

                                      and

                              ABN AMRO BANK, N.V.
                              as Syndication Agent

                                      and

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      and

                                  HARRIS N.A.
                           as Co-Documentation Agents

                                      and

                         CITIGROUP GLOBAL MARKETS, INC.

                                      and

                             ABN AMRO INCORPORATED
            as Joint Lead Arrangers and Joint Book-Running Managers

                          CAHILL GORDON & REINDEL LLP
                                 80 PINE STREET
                            NEW YORK, NEW YORK 10005

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
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                                                  TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                   ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

Section 1.1          Defined Terms................................................................................1
Section 1.2          Computation of Time Periods.................................................................42
Section 1.3          Accounting Terms and Principles.............................................................42
Section 1.4          Conversion of Currencies....................................................................43
Section 1.5          Certain Terms...............................................................................43

                                   ARTICLE II

                                 THE FACILITIES

Section 2.1          The Commitments.............................................................................44
Section 2.2          Borrowing Procedures........................................................................45
Section 2.3          Swing Loans.................................................................................47
Section 2.4          Letters of Credit...........................................................................49
Section 2.5          Reduction and Termination of the Commitments................................................54
Section 2.6          Repayment of Loans..........................................................................55
Section 2.7          Promissory Notes............................................................................57
Section 2.8          Optional Prepayments........................................................................58
Section 2.9          Mandatory Prepayments.......................................................................59
Section 2.10         Interest....................................................................................60
Section 2.11         Conversion/Continuation Option..............................................................61
Section 2.12         Fees........................................................................................62
Section 2.13         Payments and Computations...................................................................63
Section 2.14         Special Provisions Governing Eurocurrency Rate Loans........................................65
Section 2.15         Increased Costs.............................................................................67
Section 2.16         Capital Adequacy............................................................................68
Section 2.17         Taxes.......................................................................................68
Section 2.18         Substitution of Lenders; Change of Lending Office...........................................71
Section 2.19         Increase in Commitments.....................................................................72

                                  ARTICLE III

                   CONDITIONS TO LOANS AND LETTERS OF CREDIT

Section 3.1          Conditions Precedent to Initial Loans.......................................................74
Section 3.2          Conditions Precedent to Each Loan and Letter of Credit......................................78
Section 3.3          Determinations of Initial Borrowing Conditions..............................................79

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.1          Corporate Existence; Compliance with Law....................................................80
Section 4.2          Corporate Power; Authorization; Enforceable Obligations.....................................81
Section 4.3          Ownership of Subsidiaries...................................................................82
Section 4.4          Financial Statements........................................................................82
Section 4.5          Material Adverse Effect.....................................................................83
Section 4.6          Solvency....................................................................................83
Section 4.7          Litigation..................................................................................83
Section 4.8          Taxes.......................................................................................83
Section 4.9          Full Disclosure.............................................................................83
Section 4.10         Margin Regulations..........................................................................84
Section 4.11         No Burdensome Restrictions..................................................................84
Section 4.12         Investment Company Act; Public Utility Holding Company Act..................................84
Section 4.13         Use of Proceeds.............................................................................84
Section 4.14         Insurance...................................................................................85
Section 4.15         Labor Matters...............................................................................85
Section 4.16         ERISA.......................................................................................85
Section 4.17         Environmental Matters.......................................................................85
Section 4.18         Intellectual Property.......................................................................87
Section 4.19         Title; Real Property........................................................................87
Section 4.20         Collateral Documents........................................................................87
Section 4.21         U.K. Pensions...............................................................................89
Section 4.22         Dutch Banking Act...........................................................................89

                                   ARTICLE V

                              FINANCIAL COVENANTS

Section 5.1          Maximum Leverage Ratio......................................................................89
Section 5.2          Minimum Interest Coverage Ratio.............................................................90
Section 5.3          Maximum Capital Expenditures................................................................91

                                   ARTICLE VI

                              REPORTING COVENANTS

Section 6.1          Financial Statements........................................................................92
Section 6.2          Default Notices.............................................................................93
Section 6.3          Litigation..................................................................................93
Section 6.4          Asset Sales.................................................................................94
Section 6.5          SEC Filings.................................................................................94
Section 6.6          Labor Relations.............................................................................94
Section 6.7          Insurance...................................................................................94
Section 6.8          ERISA Matters...............................................................................94
Section 6.9          Environmental Matters.......................................................................95
Section 6.10         UK Pension Matters..........................................................................96
Section 6.11         Know Your Customer Regulations..............................................................96
Section 6.12         Other Information...........................................................................97

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

Section 7.1          Preservation of Corporate Existence, Etc....................................................97
Section 7.2          Compliance with Laws, Etc...................................................................97
Section 7.3          Payment of Taxes, Etc.......................................................................97
Section 7.4          Maintenance of Insurance....................................................................97
Section 7.5          Access......................................................................................98
Section 7.6          Keeping of Books............................................................................98
Section 7.7          Maintenance of Properties, Etc .............................................................98
Section 7.8          Application of Proceeds.....................................................................99
Section 7.9          Environmental...............................................................................99
Section 7.10         Additional Collateral and Guaranties........................................................99
Section 7.11         Post-Closing Covenants.....................................................................101
Section 7.12         UK Pension Matters.........................................................................101
Section 7.13         Ratings....................................................................................102
Section 7.14         Dutch Banking Act..........................................................................102

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

Section 8.1          Indebtedness...............................................................................103
Section 8.2          Liens, Etc.................................................................................105
Section 8.3          Investments................................................................................106
Section 8.4          Sale of Assets.............................................................................108
Section 8.5          Restricted Payments........................................................................109
Section 8.6          Prepayment of Subordinated Debt............................................................111
Section 8.7          Restriction on Fundamental Changes.........................................................111
Section 8.8          Change in Nature of Business...............................................................111
Section 8.9          Transactions with Affiliates...............................................................111
Section 8.10         Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledge............112
Section 8.11         Modification of Constituent Documents......................................................113
Section 8.12         Modification of Acquisition Documents......................................................113
Section 8.13         Modification of Debt Agreements............................................................114
Section 8.14         Accounting Changes; Fiscal Year............................................................114
Section 8.15         Margin Regulations.........................................................................114
Section 8.16         No Speculative Transactions................................................................114
Section 8.17         Designated Senior Debt.....................................................................114

                                   ARTICLE IX

                               EVENTS OF DEFAULT

Section 9.1          Events of Default..........................................................................114
Section 9.2          Remedies...................................................................................117
Section 9.3          Actions in Respect of Letters of Credit....................................................117
Section 9.4          Rescission.................................................................................117
Section 9.5          Collection Allocation Mechanism............................................................118

                                   ARTICLE X

                      THE ADMINISTRATIVE AGENT; THE AGENTS

Section 10.1         Authorization and Action...................................................................118
Section 10.2         Administrative Agent's Reliance, Etc.......................................................119
Section 10.3         Posting of Approved Electronic Communications..............................................120
Section 10.4         The Agents as Lenders......................................................................121
Section 10.5         Lender Credit Decision.....................................................................121
Section 10.6         Indemnification............................................................................121
Section 10.7         Successor Administrative Agent.............................................................122
Section 10.8         Concerning the Collateral and the Collateral Documents.....................................122
Section 10.9         Collateral Matters Relating to Related Obligations.........................................124
Section 10.10        Representation by Euro Term Lenders........................................................124
Section 10.11        German Security............................................................................124
Section 10.12        Parallel Debt (Covenant to pay the Administrative Agent)...................................125
Section 10.13        French Law Parallel Debt (Covenant to pay the Administrative Agent)........................125

                                   ARTICLE XI

                                 MISCELLANEOUS

Section 11.1         Amendments, Waivers, Etc...................................................................126
Section 11.2         Assignments and Participations.............................................................129
Section 11.3         Costs and Expenses.........................................................................131
Section 11.4         Indemnities................................................................................132
Section 11.5         Limitation of Liability....................................................................133
Section 11.6         Right of Set-off...........................................................................134
Section 11.7         Sharing of Payments, Etc...................................................................134
Section 11.8         Notices, Etc...............................................................................135
Section 11.9         No Waiver; Remedies........................................................................137
Section 11.10        Binding Effect.............................................................................137
Section 11.11        Governing Law..............................................................................137
Section 11.12        Submission to Jurisdiction; Service of Process.............................................137
Section 11.13        Waiver of Jury Trial.......................................................................138
Section 11.14        Marshaling; Payments Set Aside.............................................................139
Section 11.15        Section Titles.............................................................................139
Section 11.16        Execution in Counterparts..................................................................139
Section 11.17        Entire Agreement...........................................................................139
Section 11.18        Confidentiality............................................................................139
Section 11.19        Patriot Act................................................................................140


Schedules

Schedule I           -     Commitments
Schedule II          -     Applicable Lending Offices and Addresses for Notices
Schedule III         -     Initial Domestic Guarantors
Schedule IV          -     Initial Foreign Guarantors
Schedule V           -     Foreign Mortgaged Properties
Schedule VI          -     Mandatory Costs
Schedule VII         -     Specified Restructuring Transactions
Schedule VIII        -     Existing Letters of Credit
Schedule 3.1-1       -     Foreign Collateral Documents:  Secured Obligations
Schedule 3.1(v)      -     Title Insurance Amounts
Schedule 4.2         -     Consents
Schedule 4.3         -     Ownership of Subsidiaries
Schedule 4.19        -     Real Property
Schedule 7.11        -     Post-Closing Documents
Schedule 8.1         -     Existing Indebtedness
Schedule 8.2         -     Existing Liens
Schedule 8.3         -     Existing Investments
Exhibits

Exhibit A          -       Form of Assignment and Acceptance
Exhibit B-1        -       Form of Revolving Credit Note
Exhibit B-2        -       Form of Term Note
Exhibit B-3        -       Form of Swing Loan Note
Exhibit C          -       Form of Notice of Borrowing
Exhibit D          -       Form of Swing Loan Request
Exhibit E          -       Form of Letter of Credit Request
Exhibit F          -       Form of Notice of Conversion or Continuation
Exhibit G          -       Form of Opinion of Counsel for the Domestic Loan Parties
Exhibit H-1        -       Form of Domestic Guaranty
Exhibit H-2        -       Form of U.K./Dutch Guaranty
Exhibit H-3        -       Form of Australian Guaranty
Exhibit I          -       Form of Domestic Security Agreement
Exhibit J          -       Form of Mortgage
Exhibit K          -       Form of Exemption Certificate
Exhibit L          -       Omitted
Exhibit M          -       Form of Trust Agreement

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                  CREDIT AGREEMENT, dated as of August 17, 2005, among ACCO
BRANDS CORPORATION, a Delaware corporation (the "Company" or the "U.S.
Borrower"), FURLON HOLDINGS B.V. (to be renamed ACCO NEDERLAND HOLDINGS B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Dutch
Borrower"), ACCO BRANDS EUROPE LTD., a limited company organized under the laws of England and Wales with registered number 5532999 (the "U.K. Borrower") and, together with the U.S. Borrower and the Dutch Borrower, the "Borrowers"), the
Lenders (as defined below), the Issuers (as defined below) and CITICORP NORTH
AMERICA, INC. ("Citicorp"), as administrative agent, collateral agent and trustee for the Lenders and the Issuers (in such capacities, the
"Administrative Agent").

                              W I T N E S S E T H

                  WHEREAS, the Borrowers have requested that the Lenders and Issuers make available, for the purposes specified in this Agreement, credit facilities consisting of term loans, revolving credit advances and letters of credit; and

                  WHEREAS, the Lenders and Issuers are willing to make available to the Borrowers such credit facilities upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

Section 1.1       Defined Terms

                  As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquired Dutch Guarantor" means GBC Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands.

                  "Acquisition Agreement" means the Agreement and Plan of Merger, dated as of March 15, 2005, by and among GBC, the Company, Acquisition
Sub and the Seller.

                  "Acquisition Documents" means the Acquisition Agreement, together with the schedules thereto and the other Transaction Agreements (as defined in the Acquisition Agreement).

                  "Acquisition Sub" means Gemini Acquisition Sub, Inc., a
Delaware corporate subsidiary of the Company.

                  "Administrative Agent" has the meaning specified in the preamble to this Agreement.

                  "Affected Lender" has the meaning specified in Section
2.18(a) (Substitution of Lenders; Change of Lending Office).

                  "Affiliate" means, with respect to any Person, any other
Person directly or indirectly controlling or that is controlled by or is under common control with such Person and each Person that is the beneficial owner of 20% or more of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent Affiliate" has the meaning specified in Section
10.3(c) (Posting of Approved Electronic Communications).

                  "Agents" means the Administrative Agent, the Arrangers, the Documentation Agents and the Syndication Agent.

                  "Agreement" means this Credit Agreement.

                  "Agreement Currency" has the meaning specified in Section
11.12(d) (Submission to Jurisdiction; Service of Process).

                  "Alternative Currency" means any lawful currency other than Dollars that is freely transferable into Dollars.

                  "Applicable Lending Office" means, with respect to each Lender, (a) its U.S. Lending Office in the case of a Loan to the U.S. Borrower,
(b) its U.K. Lending Office in the case of a Loan to the U.K. Borrower, and (c) its Dutch Lending Office in the case of a Loan to the Dutch Borrower.

                  "Applicable Margin" means:

                  (a)      For U.S. Term Loans, with respect to (A) Base Rate
Loans, a rate equal to 0.75% per annum and (B) Eurocurrency Rate Loans, a rate equal to 1.75% per annum; provided, that at any time following delivery to the Administrative Agent of the Financial Statements for the Fiscal Quarter ending on March 31, 2006 required to be delivered pursuant to Section 6.1(a)
(Financial Statements), if the then applicable Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements)) is less than 3.50 to 1, then the Applicable Margin with respect to (A) Base
Rate Loans, shall be equal to 0.50% and (B) with respect to Eurocurrency Rate
Loans, shall be equal to 1.50%. Changes in the Applicable Margin resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective as to all U.S. Term Loans upon delivery by the Company to the Administrative Agent of new Financial Statements pursuant to Section
6.1(a) or (b) (Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective
Leverage Ratio), (i) if the Company shall fail to deliver such Financial
Statements within any of the time periods specified in Section 6.1(a) or (b)
(Financial Statements), the Applicable Margin from and including the first day following the date by which such Financial Statements were required to be delivered, to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal the greatest possible Applicable Margin provided for by this definition and (ii) for so long as an Event of Default under clause (a), (b) or (f) of Section 9.1 (Events of Default) shall have occurred and is continuing then, at the option of the Requisite Class Lenders under the U.S. Term Loan Facility, the Applicable
Margin shall equal the greatest possible Applicable Margin provided for by this clause (a); and

                  (b)       For all Loans other than U.S. Term Loans:

                           (i) prior to the date on which the Administrative
                  Agent is in receipt of Financial Statements for the Fiscal
                  Quarter ending on March 31, 2006 required to be delivered pursuant to Section 6.1(a) (Financial Statements), with respect to (A) Swing Loans and Revolving Loans that are Base
                  Rate Loans, a rate equal to 1.00% per annum and (B) Sterling
                  Term Loans, Euro Term Loans and Revolving Loans that are
                  Eurocurrency Rate Loans, a rate equal to 2.00% per annum; and

                          (ii) following delivery of the financial statements
                  referred to in clause (i) above, a per annum rate equal to the rate set forth below opposite the then applicable
                  Leverage Ratio (determined on the last day of the most recent
                  Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial
                  Statements)) set forth below:


                  ----------------------------------------------------------- -------------- -----------------------
                                                                                Base Rate      Eurocurrency Rate
                  Leverage Ratio                                                  Loans              Loans
                  ----------------------------------------------------------- -------------- -----------------------
                  Greater than or equal to 4.25 to 1                              1.00%              2.00%
                  ----------------------------------------------------------- -------------- -----------------------
                  Less than 4.25 to 1 and equal to or greater than 3.5 to 1       0.75%              1.75%
                  ----------------------------------------------------------- -------------- -----------------------
                  Less than 3.5 to 1                                              0.50%              1.50%
                  ----------------------------------------------------------- -------------- -----------------------

Changes in the Applicable Margin resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective as to all Sterling Term Loans, Euro Term Loans, Revolving Loans and Swing Loans upon delivery by the Company to the Administrative Agent of new Financial Statements pursuant to Section 6.1(a) or (b) (Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), (i) if the Company shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(a) or (b) (Financial Statements), the Applicable Margin from and including the first day following the date by which such Financial Statements were required to be delivered, to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal the greatest possible Applicable Margin provided for by this definition or (ii) for so long as an Event of Default under clause (a), (b) or (f) of Section 9.1 (Events of Default) shall have occurred and is continuing, then the Applicable Margin with respect to any Facility at the option of the Requisite Class Lenders shall equal the greatest possible Applicable Margin provided for by this definition.

                  "Approved Electronic Communications" means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement, joinder or amendment to the Collateral Documents and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that "Approved Electronic Communication" shall exclude (i) any notice pursuant to
Section 2.8 (Optional Prepayments) and Section 2.9 (Mandatory Prepayments) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor and (ii) all notices of any Default.

                  "Approved Electronic Platform" has the meaning specified in
Section 10.3(a) (Posting of Approved Electronic Communications).

                  "Approved Fund" means any Fund that is advised, administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that advises, administers or manages a Lender.

                  "Arrangers" means Citigroup Global Markets Inc., and ABN Amro Incorporated, in their capacities as joint lead arrangers and joint bookrunning managers.

                  "Asset Sale" has the meaning specified in Section 8.4 (Sale of Assets).

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance).

                  "Australian Guaranty" means the guaranty made by the Foreign Loan Parties organized under the laws of Australia of the Secured Obligations, substantially in the form of Exhibit H-3 (Form of Australian Guaranty), together with each supplement thereto delivered pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "Available Credit" means, at any time, with respect to (a) the U.S. Borrower, the Dollar Revolving Available Credit and (b) the U.K. Borrower, the Euro Revolving Available Credit.

                  "Base Amount" has the meaning specified in Section 5.3 (Maximum Capital Expenditures).

                  "Base Rate" means for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the higher of the following:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate; and

                  (b) 0.5% per annum plus the Federal Funds Rate.

                  "Base Rate Loan" means (i) except as otherwise agreed to by a Swing Loan Lender as provided in Section 2.3 (Swing Loans), any Swing Loan and
(ii) any Dollar Revolving Loan or U.S. Term Loan during any period in which it bears interest based on the Base Rate.

                  "Borrowers" has the meaning specified in the preamble to this Agreement.

                  "Borrowing" means a Revolving Credit Borrowing or a Term Loan Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and (a) if the applicable Business Day relates to notices, determinations, fundings and payments in connection with the Eurocurrency Rate for any Eurocurrency Rate Loan denominated in Dollars or Sterling, a day on which banks are open for general business in London; or (b) if the applicable Business Day relates to notices, determinations, fundings and payments in connection with EURIBOR or any Eurocurrency Rate Loan denominated in Euro, any day (i) on which banks are open for general business in London and (ii) which is a TARGET Day.

                  "CAM Exchange" means the exchange of the Lenders' interests provided for in Section 9.5 (Collection Allocation Mechanism).

                  "CAM Exchange Date" means the first date after the Closing Date on which there shall occur (a) any Event of Default under clause (f)(ii) of Section 9.1 (Events of Default) with respect to a Borrower or (b) an acceleration of Loans pursuant to Section 9.2 (Remedies).

                  "Capital Expenditures" means, for any Person for any period, the aggregate of amounts that would in accordance with GAAP be reflected as additions to property, plant and equipment on a Consolidated balance sheet of such Person, excluding any Permitted Acquisition.

                  "Capital Lease" means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.

                  "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all obligations under Capital Leases that should in accordance with GAAP be reflected as such on a Consolidated balance sheet of such Person.

                  "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the federal government of the United States or any agency of the foregoing, (b) marketable direct obligations issued by any state of the United States or the District of Columbia or any political subdivision or instrumentality thereof that, at the time of the acquisition, are rated one of the two highest possible ratings by S&P or Moody's, (c) certificates of deposit, eurocurrency time deposits, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any non-U.S. bank, or any branches or agencies of any such bank that, at the time of acquisition, are rated at least "A-1" by S&P or "P-1" by Moody's or the equivalent rating by any other nationally recognized ratings agency, (d) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's, respectively, or the equivalent rating by any other nationally recognized ratings agency, (e) repurchase obligations with a term of not more than one month for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (d) above, and (f) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) through (e) above, (ii) has net assets, the Dollar Equivalent of which exceeds $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a), (b) and (c) above shall not exceed 365 days; provided, further, that, to the extent any cash is generated through operations in a jurisdiction outside of the United States, such cash may be retained and invested in obligations comparable to the type described in clauses (a) through (f) to the extent that such obligations have either (x) a comparable credit rating to those provided above or (y) a credit rating at least equal to the sovereign credit rating of such jurisdiction.

                  "Cash Interest Expense" means, with respect to any Person for any period, the Consolidated Interest Expense of such Person for such period less the Consolidated Non-Cash Interest Expense of such Person for such period.

                  "Cash Management Obligation" means any direct or indirect liability, contingent or otherwise, of the Company or any Subsidiary in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other similar arrangements) provided after the date hereof by any Qualified Party, including obligations for the payment of fees, interest, charges, advances, expenses, attorneys' fees and disbursements in connection therewith.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq.

                  "Change in Law" shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking into effect of any law, treaty, order, policy, rule or regulation, (b) any change in any law, treaty, order, policy, rule or regulation or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

                  "Change of Control" means the occurrence of any of the following: (a) any person or group of persons (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of more than 35% of the issued and outstanding Voting Stock of the Company, (b) during any period of twelve consecutive calendar months, individuals who, at the beginning of such period, constituted the board of directors of the Company (together with any new directors whose election by the board of directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office or (c) the Company shall cease to own, directly or indirectly, 100% of the outstanding Stock of the Dutch Borrower and the U.K. Borrower.

                  "Citibank" means Citibank, N.A., a national banking association.

                  "Citicorp" has the meaning specified in the preamble to this Agreement.

                  "Closing Date" means the date on which the first Loan is made or any Letter of Credit is Issued hereunder.

                  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is or is purported to be granted under any Collateral Document.

                  "Collateral Documents" means the Domestic Collateral Documents and the Foreign Collateral Documents.

                  "Commitment" means, with respect to any Lender, such Lender's Revolving Credit Commitment, if any, and such Lender's Term Loan Commitment, if any.

                  "Commitment Fee Rate" means 0.50% per annum; provided that, at any time following delivery to the Administrative Agent of the Financial Statements for the Fiscal Quarter ending on March 31, 2006 required to be delivered pursuant to Section 6.1(a) (Financial Statements), for any period that the Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements)) is less than 3.5 to 1.0, the Commitment Fee Rate shall be 0.375% per annum. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), (i) if the Company shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(a) or (b) (Financial Statements), the Commitment Fee Rate from and including the first day following the date by which such Financial Statements were required to be delivered, to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal 0.50% per annum or (ii) for so long as an Event of Default under clause (a), (b) or (f) of Section 9.1 (Events of Default) shall have occurred and is continuing, then, at the option of the Requisite Class Lenders under the Revolving Credit Facilities, the Commitment Fee Rate shall equal 0.50% per annum.

                  "Commitments" means the aggregate Revolving Credit Commitments and Term Loan Commitments of all Lenders.

                  "Company" has the meaning specified in the preamble to this Agreement.

                  "Company's Accountants" means PricewaterhouseCoopers LLP or other independent nationally-recognized public accountants acceptable to the Administrative Agent.

                  "Compliance Certificate" has the meaning specified in Section 6.1(c) (Compliance Certificate).

                  "Consolidated" means, with respect to any Person, the consolidation of accounts of such Person and its subsidiaries in accordance with GAAP.

                  "Consolidated Current Assets" means, with respect to any Person at any date, all assets of such Person and its Subsidiaries at such date that should be classified as current assets on a Consolidated balance sheet of such Person, but excluding cash and Cash Equivalents.

                  "Consolidated Current Liabilities" means, with respect to any Person at any date, all liabilities of such Person and its Subsidiaries at such date that should be classified as current liabilities on a Consolidated balance sheet of such Person, but excluding the sum of (a) the principal amount of any current portion of long-term Financial Covenant Debt and (b) (without duplication of clause (a) above) the then outstanding principal amount of the Loans.

                  "Consolidated Net Income" means, for any Person for any period, the Consolidated net income (or loss) of such Person for such period determined in accordance with GAAP; provided, however, that (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third party (other than the Company or any of its Subsidiaries or any director holding qualifying shares) shall be included only to the extent of the amount of dividends or distributions paid to such Person or Subsidiary and (b) the net income (but not loss) of any Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation.

                  "Constituent Documents" means, with respect to any Person,
(a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person's Stock.

                  "Contaminants" means any material, substance or waste that is classified, regulated or otherwise characterized or could result in liability under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

                  "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

                  "Contribution Notice" means a contribution notice issued by the Pensions Regulator under section 38 or section 47 of the UK Pensions Act 2004.

                  "Controlled Foreign Corporation" means any Subsidiary that is a "controlled foreign corporation" as defined in Section 957 of the Code and any entity owned by any such controlled foreign corporation that is a disregarded entity for United States federal income tax purposes and whose assets are therefore treated as owned directly by such controlled foreign corporation.

                  "Corporate Chart" means a corporate organizational chart, list or other similar document in each case in form reasonably acceptable to the Administrative Agent and setting forth, for each Person that is a Loan Party or that is a Subsidiary of any of them (other than any Inactive Subsidiary), (a) the full legal name of such Person, (b) the jurisdiction of organization, the organizational number (if any) and the tax identification number (if any) of such Person and (c) the location of such Person's principal executive offices (or sole place of business).

                  "Customary Permitted Liens" means, with respect to any Person, any of the following Liens:

                  (a) Liens with respect to the payment of taxes, assessments, statutory obligations, governmental charges or levies in each case that are not yet due and payable or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; provided that such proceedings contesting such Lien shall stay the sale or forfeiture on account of such Lien,
          (i) in the case of Mortgaged Property, of all or any portion of such Mortgaged Property constituting the Premises and (ii) in the case of any other Collateral, of any material portion of the Collateral taken as a whole;

                  (b) Liens of landlords arising by statute and Liens of suppliers, processors, mechanics, carriers, materialmen, repairmen, warehousemen or workmen and other Liens imposed by law or pursuant to customary reservations or retentions of title in each case created in the ordinary course of business for amounts that are not overdue for more than 90 days or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; provided that such proceedings contesting such Lien shall stay the sale or forfeiture on account of such Lien, (i) in the case of Mortgaged Property, of all or any portion of such Mortgaged Property constituting the Premises and (ii) in the case of any other Collateral, of any material portion of the Collateral taken as a whole;

                  (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, self-insurance arrangements, unemployment insurance or similar benefits or to secure the performance of bids, tenders, statutory obligations, sales, contracts (other than for the repayment of borrowed money) and deposits granted in the ordinary course of business with respect to operating leases; and Liens securing surety, indemnity, appeal, release, customs or performance bonds and other obligations of a like nature;

                  (d) Liens arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of Real Property not in the aggregate materially detracting from the value or marketability of such Real Property or not individually or in the aggregate materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property;

                  (e) encumbrances arising under leases or subleases of Real Property in each case entered into in the ordinary course of the Borrowers' business so long as such leases, in the case of any Mortgaged Property, are subordinate to the Liens evidenced by the Collateral Documents to the extent that the Administrative Agent may reasonably require and which do not, in the aggregate, materially detract from the value of such Real Property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property;

                  (f) any interest or title of a lessor under any lease (other than a lease of Real Property) entered into in the ordinary course of business; provided that any such Liens attach only to the property or assets so leased;

                  (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (h) licenses of patents, trademarks and other intellectual property rights granted in the ordinary course of business;

                  (i) customary restrictions and conditions on properties or assets to be disposed of pursuant to executory agreements relating to the disposition of such property or asset, to the extent such disposal, restrictions and conditions are not prohibited by the Loan Documents;

                  (j) attachment, judgment, writs or warrants of attachment or other similar Liens arising in connection with court or arbitration proceedings which do not constitute an Event of Default under Section 9.1(g) (Events of Default); provided that such proceedings contesting such Lien shall stay the sale or forfeiture on account of such Lien,
          (i) in the case of Mortgaged Property, of all or any portion of such Mortgaged Property constituting the Premises and (ii) in the case of any other Collateral, of any material portion of the Collateral taken as a whole;

                  (k) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof;

                  (l) Liens arising out of consignment or similar arrangements for the sale of goods through third parties in the ordinary course of business;

                  (m) Liens of seller of goods to the Company and any of its Subsidiaries arising under Article 2 of the UCC (or similar provisions of law) in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

                  (n) licenses, leases or subleases granted in accordance with
          Section 8.4(c) (Sale of Assets);

                  (o) customary rights of set-off, revocation, refund or chargeback or similar rights under deposit disbursement, concentration account agreements or under the UCC (or comparable foreign law) or arising by operation of law of banks or other financial institutions where the Company or any Subsidiary maintains deposit, disbursement or concentration accounts in the ordinary course of business and Liens of a collection bank arising under
          Section 4-210 of the UCC on items in the course of collection, and Liens created pursuant to the general conditions of a bank operating in the Netherlands based on the general conditions drawn up by the Netherlands Bankers' Association and the Consumers Union; and

                  (p) with respect to each Mortgaged Property, those Liens set forth in Schedule B to the Mortgage encumbering such Mortgaged Property which shall be reasonably acceptable to the Administrative Agent.

                  "Debt Issuance" means (i) the incurrence of any Indebtedness not permitted to be incurred pursuant to Section 8.1 (Indebtedness) and (ii) the incurrence of Indebtedness by a Securitization Subsidiary in respect of a Permitted Receivables Financing to the extent funds are advanced to such Securitization Subsidiary from a third party in respect of receivables and related assets of a Loan Party.

                  "Default" means any Event of Default or any event that, with the passing of time or the giving of notice or both, in accordance with the requirements of Section 9.1 (Events of Default), would become an Event of Default.

                  "Default Rate" has the meaning specified in Section 2.10(c) (Interest).

                  "Deferred Prepayment Amount" means, with respect to any Net Cash Proceeds of any Deferred Prepayment Event, the portion of such Net Cash Proceeds subject to a Deferred Prepayment Notice.

                  "Deferred Prepayment Date" means, with respect to any Net Cash Proceeds of any Deferred Prepayment Event, the earlier of (a) the date occurring 365 days after such Deferred Prepayment Event or, if a definitive letter of intent or agreement has been executed by the Company or a Subsidiary during such 365 day period with respect to the reinvestment of such Net Cash Proceeds, the date occurring six months after the date of such letter of intent or agreement, as the case may be, and (b) the date that is five Business Days after the date on which a Borrower shall have notified the Administrative Agent of such Borrower's determination not to acquire replacement assets useful in the Company's or a Subsidiary's business (or, in the case of a Property Loss Event, not to effect repairs).

                  "Deferred Prepayment Event" means any Asset Sale or Property Loss Event in respect of which a Borrower has delivered a Deferred Prepayment Notice.

                  "Deferred Prepayment Notice" means a written notice executed by a Responsible Officer of the Company stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Property Loss Event to acquire replacement assets useful in its or one of its Subsidiaries' businesses or, in the case of a Property Loss Event, to effect repairs.

                  "Disclosure Documents" means, collectively, (i) the Confidential Information Memorandum dated June 30, 2005 prepared in connection with the syndication of the Facilities and (ii) Amendment No. 2 to the Registration on Form S-4 filed by the Company with the Securities and Exchange Commission, on July 18, 2005.

                  "Disqualified Stock" means with respect to any Person, any Stock that, by its terms (or by the terms of any Security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness of such Person, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the U.S. Term Loan Maturity Date.

                  "Distribution Agreement" means the Distribution Agreement dated March 15, 2005, between the Seller and the Company.

                  "Dividend Notes" means the promissory notes in an aggregate amount equal to $625.0 million issued by the Company to the holders of record of common stock of the Company as of the Special Dividend Record Date (as defined in the Distribution Agreement) in accordance with the Distribution Agreement.

                  "Documentation Agents" means Goldman Sachs Credit Partners L.P., General Electric Capital Corporation and Harris N.A.

                  "Dollar Equivalent" of any amount means, at the time of determination thereof (including, without limitation, the CAM Exchange Date),
(a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange quoted by Citibank in New York, New York at 11:00 a.m. (New York time) on the date of determination (or, if such date is not a Business Day, the last Business Day prior thereto) to prime banks in New York for the spot purchase in the New York currency exchange market of such amount of Dollars with such Alternative Currency and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate acting reasonably.

                  "Dollar Revolving Available Credit" means, at any time, (a) the then effective aggregate Dollar Revolving Commitments minus (b) the aggregate Dollar Revolving Outstandings at such time.

                  "Dollar Revolving Borrowing" means Dollar Revolving Loans made on the same day by the Dollar Revolving Lenders ratably according to their respective Dollar Revolving Commitments.

                  "Dollar Revolving Commitment" means, with respect to each Dollar Revolving Lender, the commitment of such Dollar Revolving Lender to make Dollar Revolving Loans and acquire interests in other Dollar Revolving Outstandings in the aggregate principal amount set forth opposite such Dollar Revolving Lender's name on Schedule I (Commitments) under the caption "Dollar Revolving Commitment," as amended to reflect each Assignment and Acceptance executed by such Revolving Lender and as such amount may be reduced pursuant to this Agreement, and "Dollar Revolving Commitments" shall mean the aggregate Dollar Revolving Commitments of all Dollar Revolving Lenders, which amount, initially as of the Closing Date, shall be $130,000,000.

                  "Dollar Revolving Facility" means the Dollar Revolving Commitments and the provisions herein related to the Dollar Revolving Loans, the Swing Loans and Letters of Credit.

                  "Dollar Revolving Lender" means a Lender with a Dollar Revolving Commitment, in its capacity as such.

                  "Dollar Revolving Loan" has the meaning specified in Section 2.1(a)(i) (The Commitments).

                  "Dollar Revolving Outstandings" means, at any particular time, the sum of (a) the principal amount of the Dollar Revolving Loans outstanding at such time, (b) the Letter of Credit Undrawn Amount and all Reimbursement Obligations outstanding at such time and (c) the principal amount of the Swing Loans outstanding at such time.

                  "Dollars" and the sign "$" each mean the lawful money of the United States of America.

                  "Domestic Collateral Documents" shall mean the Domestic Security Agreement, the Domestic Mortgages and each other security document or pledge agreement delivered in accordance with applicable local law to grant a valid security interest or lien in any property as collateral for the Secured Obligations and any other document or instrument utilized to pledge or grant or purporting to pledge or grant a security interest or lien on any property as collateral for the Secured Obligations.

                  "Domestic Guarantor" means (i) the Subsidiaries of the Company listed on Schedule III (Initial Domestic Guarantors) and (ii) each other Subsidiary that becomes a Domestic Guarantor pursuant to Section 7.10 (Additional Collateral and Guaranties), until in each case, such Person ceases to be a Domestic Guarantor in accordance with the Loan Documents.

                  "Domestic Guaranty" means, collectively, the guaranty made by the Domestic Loan Parties of the Secured Obligations, substantially in the form of Exhibit H-1 (Form of Domestic Guaranty), together with each other supplement thereto delivered pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "Domestic Loan Parties" means the U.S. Borrower and the Domestic Guarantors.

                  "Domestic Mortgaged Property" shall mean (a) each Real Property identified as a Mortgaged Property on Schedule 8(a)(3) to the Perfection Certificate dated the Closing Date and (b) each Real Property, if any, which shall be subject to a Domestic Mortgage delivered after the Closing Date pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "Domestic Mortgage" means an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Mortgaged Property, which shall be substantially in the form of Exhibit J (Form of Mortgage) or other form reasonably satisfactory to the Administrative Agent, in each case, with such schedules and including such provisions as shall be necessary to conform such document to applicable local law or as shall be customary under applicable local law.

                  "Domestic Obligations" means (i) all obligations from time to time arising under or in respect of the due and punctual payment of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the U.S. Term Loans, Dollar Revolving Loans, Swing Loans and Letters of Credit when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) to the extent not constituting Foreign Obligations, all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) under this Agreement and the other Loan Documents and (iii) any Cash Management Obligations and Hedging Obligations of the Company or any Domestic Subsidiary of the Company.

                  "Domestic Security Agreement" means a security agreement substantially in the form of Exhibit I (Form of Domestic Security Agreement) among the Domestic Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

                  "Domestic Subsidiary" means any Subsidiary of the Company that is organized under the laws of the United States, any state thereof or the District of Columbia.

                  "Dutch Banking Act": the Dutch 1992 Act on the Supervision of the Credit System (Wet toezicht kredietwezen 1992), as amended from time to time.

                  "Dutch Borrower" has the meaning specified in the preamble to this Agreement.

                  "Dutch Exemption Regulation": the Exemption regulation of the Dutch Minister of Finance dated 26 June 2002 (Vrijstellingsregeling Wtk 1992), as amended from time to time.

                  "Dutch Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Dutch Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its U.S. Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

                  "EBITDA" means, with respect to any Person for any period,
(a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income for such period, but without duplication, (i) any provision for income taxes, (ii) Interest Expense, (iii) losses from extraordinary items, (iv) depreciation and amortization expenses, (v) all other non-cash expenses, charges, write-downs and losses that are not payable in cash in such period or any subsequent period, (vi) any aggregate net loss from the sale, exchange or other disposition of capital assets of such Person, (vii) all fees, costs and expenses incurred in connection with, or relating to, the negotiation, execution and delivery of (x) the Loan Documents and (y) the agreements, documents and instruments relating to the Transactions, and in each case the consummation of the transactions contemplated thereby, (viii) the first $40,000,000 of cash restructuring and related expenses, charges and losses of the Company and its Subsidiaries following the Closing Date and prior to December 31, 2009 relating to the integration of the businesses of the Company and GBC as set forth in reasonable detail in a schedule to the applicable Compliance Certificate, and (ix) up to $50,000,000 for items prior to December 31, 2009 which the Company expects on the Closing Date to be treated as purchase accounting adjustments to the extent such items otherwise result in a reduction of EBITDA as set forth in reasonable detail in a schedule to the applicable Compliance Certificate minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income for such period, but without duplication, (i) any credit for income tax, (ii) interest income, (iii) gains from extraordinary items, (iv) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person, and
(v) any other non-cash gains, write-ups or other items which have been added in determining Consolidated Net Income; provided that EBITDA for the Company shall be deemed to be $42,900,000 for the Fiscal Quarter ended March 31, 2005 and $51,500,000 for the Fiscal Quarter ended June 30, 2005.

                  "Eligible Assignee" shall mean (a) if the assignment does not include assignment of a Revolving Credit Commitment, (i) any Lender, (ii) an Affiliate of any Lender, (iii) an Approved Fund, and (iv) any other Person (other than a natural person) approved by the Administrative Agent and the Company (each such approval not to be unreasonably withheld or delayed), and
(b) if the assignment includes assignment of a Revolving Commitment, (i) any Revolving Lender, (ii) an Affiliate of any Revolving Lender, (iii) an Approved Fund of a Revolving Lender and (iv) any other Person (other than a natural person) approved by the Administrative Agent, the Issuers, the Swing Loan Lenders and the Company (each such approval not to be unreasonably withheld or delayed); provided that, notwithstanding clauses (a) and (b) above, (x) no approval of the Company shall be required during the continuance of an Event of Default or prior to the completion of the primary syndication of the Commitments and Loans (as determined by the Administrative Agent in consultation with the Company), (y) "Eligible Assignee" shall not include Borrower or any of its Affiliates or Subsidiaries or any natural person and (z) "Eligible Assignee" with respect to Euro Term Loans shall not include any Person that is not a Professional Market Party.

                  "Environment" shall mean ambient or indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined under Environmental Laws.

                  "Environmental Action" shall mean (a) any notice, claim, demand or other communication alleging liability for investigation, remediation, removal, cleanup, response, corrective action or other costs, damages to natural resources, personal injury, property damage, fines or penalties resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Contaminants at any location or (ii) any violation of Environmental Law, and shall include, without limitation, any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Contaminants or alleged injury or threat of injury to health, safety or the Environment and (b) any Response Action undertaken, whether or not such activities are carried out voluntarily.

                  "Environmental Laws" means all applicable Requirements of Law now or hereafter in effect and as amended or supplemented from time to time, relating to pollution, the release or threatened release of Contaminants, natural resource damages or the regulation and protection of public or occupational health, safety, the Environment or natural resources.

                  "Environmental Liabilities and Costs" means, with respect to any Person, all liabilities, obligations, responsibilities, Response Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equity Issuance" means the issue or sale of any Stock of the Company.

                  "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Company or any of its Subsidiaries within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

                  "ERISA Event" means (a) a reportable event described in
Section 4043(b) or 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a Title IV Plan or a Multiemployer Plan, (b) the withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, or the "substantial cessation of operations" within the meaning of Section of 4062(e) of ERISA with respect to a Title IV Plan, (c) the complete or partial withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan, (d) notice of reorganization or insolvency of a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan or the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Title IV Plan, (h) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA on the Company or any of its Subsidiaries or any ERISA Affiliate, (i) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, (j) or any similar events with respect to any defined benefit pension plan subject to any funding requirement under any Requirement of Law.

                  "EURIBOR" means, in relation to any Loan in Euro (a) the applicable Screen Rate or (b) if no Screen Rate is available for the Interest Period of that Loan, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by Reference Banks to leading banks in the European interbank market, at or about 11 a.m. Brussels time on the second full Business Day next preceding the first day of the relevant Interest Period in relation to which such rate is calculated.

                  "Euro" and the sign "(euro)" each mean the single currency of participating member States of the European Union.

                  "Euro Revolving Available Credit" means, at any time, (a) the then effective Euro Revolving Commitments minus (b) the aggregate Euro Revolving Outstandings at such time.

                  "Euro Revolving Borrowing" means Euro Revolving Loans made on the same day by the Euro Revolving Lenders ratably according to their respective Euro Revolving Commitments.

                  "Euro Revolving Commitment" means, with respect to each Euro Revolving Lender, the commitment of such Euro Revolving Lender to make Euro Revolving Loans in the aggregate principal amount equal to the Dollar Equivalent of the amount set forth opposite such Euro Revolving Lender's name on Schedule I (Commitments) under the caption "Euro Revolving Commitment," as amended to reflect each Assignment and Acceptance executed by such Euro Revolving Lender and as such amount may be reduced pursuant to this Agreement, and "Euro Revolving Commitments" shall mean the aggregate Euro Revolving Commitments of all Euro Revolving Lenders, which amount, initially as of the Closing Date, shall be the Dollar Equivalent of $20,000,000.

                  "Euro Revolving Facility" means the Euro Revolving Commitments and the provisions herein related to the Euro Revolving Loans.

                  "Euro Revolving Lender" means a Lender with a Euro Revolving Commitment, in its capacity as such.

                  "Euro Revolving Loan" has the meaning specified in Section 2.1(a)(ii) (The Commitments).

                  "Euro Revolving Outstandings" means, at any particular time, the Dollar Equivalent of the principal amount of the Euro Revolving Loans outstanding at such time.

                  "Euro Term Commitment" means, with respect to any Euro Term Lender, the commitment of such Euro Term Lender to make Euro Term-1 Loans and Euro Term-2 Loans to the Dutch Borrower in the aggregate principal amount for all such Loans set forth opposite such Lender's name on Schedule I (Commitments) under the caption "Euro Term Commitment", and "Euro Term Commitments" shall mean the aggregate Euro Term Commitments of all Euro Term Lenders, which amount, initially as of the Closing Date, shall be
(euro)68,248,424.26.

                  "Euro Term-1 Commitment" means, with respect to any Euro Term Lender, an amount equal to 9/85 of such Euro Term Lender's Euro Term Commitment, and "Euro Term-1 Commitments" shall mean the aggregate Euro Term-1 Commitments of all Euro Term Lenders, which amount, initially as of the Closing Date, shall be (euro)7,226,303.75.

                  "Euro Term-2 Commitment" means, with respect to any Euro Term Lender, an amount equal to 76/85 of such Euro Term Lender's Euro Term Commitment, and "Euro Term-2 Commitments" shall mean the aggregate Euro Term-2 Commitments of all Euro Term Lenders, which amount, initially as of the Closing Date, shall be (euro)61,022,120.51.

                  "Euro Term Lender" means each Lender that has a Euro Term Commitment or that holds a Euro Term Loan.

                  "Euro Term Loan" has the meaning specified in Section 2.1(b)(iii) (The Commitments).

                  "Euro Term-1 Loans" has the meaning specified in Section 2.1(b)(iii) (The Commitments).

                  "Euro Term-2 Loans" has the meaning specified in Section 2.1(b)(iii) (The Commitments).

                  "Euro Term Loan Facility" means the Euro Term Commitments and the provisions herein related to the Euro Term Loans.

                  "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Federal Reserve Board.

                  "Eurocurrency Rate" means, (a) in relation to any Eurocurrency Rate Loan denominated in Dollars or Sterling, the LIBOR Rate and
(b) in relation to any Eurocurrency Rate Loan denominated in Euro, EURIBOR.

                  "Eurocurrency Rate Loan" means any Loan that, for an Interest Period, bears interest based on the Eurocurrency Rate.

                  "Event of Default" has the meaning specified in Section 9.1 (Events of Default).

                  "Excess Cash Flow" means, for any period, without duplication, (a) EBITDA of the Company for such period plus (b) the excess, if any, of the Working Capital of the Company at the beginning of such period over the Working Capital of the Company at the end of such period plus (c) the excess, if any, of (i) the amount of deferred charges and other assets minus deferred credits and other liabilities of the Company at the beginning of such period over (ii) the amount of deferred charges and other assets minus deferred credits and other liabilities of the Company at the end of such period plus (d) the amount of extraordinary cash gains in such period, minus (e) the sum of,
(i) scheduled mandatory cash principal payments on the Loans during such period (but only, in the case of payment in respect of any Revolving Credit Facilities, to the extent that the commitments thereunder are permanently reduced by the amount of such payments), (ii) scheduled cash principal payments made by the Company or any of its Subsidiaries during such period on other Indebtedness to the extent such other Indebtedness and payments are permitted by this Agreement, (iii) Capital Expenditures and Investments (other than Investments in the Company or a Subsidiary) made by the Company or any of its Subsidiaries during such period to the extent permitted by this Agreement, (iv) scheduled payments made by the Company or any of its Subsidiaries on Capital Lease Obligations to the extent such Capital Lease Obligations and payments are permitted by this Agreement, (v) Cash Interest Expense of the Company for such period, (vi) cash payments of federal, state, local and foreign income tax, franchise taxes and state single business unitary and similar taxes imposed in lieu of income tax made during such period by the Company or any of its Subsidiaries, (vii) cash restructuring charges, extraordinary cash losses, other non-recurring cash expenditures or losses and balance sheet translation adjustments not included in EBITDA for such period; (viii) the excess, if any, of the Working Capital of the Company at the end of such period over the Working Capital of the Company at the beginning of such period, and (ix) the excess, if any, of (x) the amount of deferred charges and other assets minus deferred credits and other liabilities of the Company at the end of such period over (y) the amount of deferred charges and other assets minus deferred credits and other liabilities of the Company at the beginning of such period; provided, however, Excess Cash Flow shall not be reduced by the amounts in clauses (e)(i) through (iii) above to the extent such amounts were financed with proceeds of debt or equity or any Deferred Prepayment Amount or other proceeds not included in the calculation of EBITDA.

                  "Excess Amount" has the meaning specified in Section 2.9(e) (Mandatory Prepayments).

                  "Excluded Issuance" means any Equity Issuance of Stock or Stock Equivalents (other than Disqualified Stock) of the Company (i) pursuant to employee benefit plans in the ordinary course or (ii) to the extent that on or prior to the date of receipt of the Net Cash Proceeds from such Equity Issuance, the Company delivers a certificate of a Responsible Officer to the Administrative Agent stating that (A) no Event of Default has occurred and is continuing and (B) the Company has elected to apply the Net Cash Proceeds from such Equity Issuance within 365 days of the consummation of such Equity Issuance to (x) repay Indebtedness pursuant to Section 8.6 (Prepayment of Subordinated Debt), (y) make an Investment permitted by Section 8.3 (Investments) or (z) make a Capital Expenditure permitted by Section 5.3 (Maximum Capital Expenditures); provided that if such Net Cash Proceeds are not so applied within 365 days from the date of such Equity Issuance, then on such date, the Company shall be deemed to have received Net Cash Proceeds from an Equity Issuance that is not an Excluded Issuance and shall apply such unused Net Cash Proceeds as provided in Section 2.9 (Mandatory Prepayments).

                  "Excluded Taxes" means, in the case of each Lender, each Issuer and the Administrative Agent, (a) taxes imposed on or measured by its overall net income (however denominated) and franchise taxes imposed on it (in lieu of net income taxes), by a jurisdiction (or any political subdivision thereof) as a result of the recipient being organized or resident, conducting business (other than a business deemed to arise from the Lender, Issuer or Administrative Agent having executed, delivered or performed its obligations or received a payment under, or enforced, or otherwise with respect to, this Agreement or any other Loan Document) or having its principal office or Applicable Lending Office in such jurisdiction and (b) in the case of a Foreign Lender other than an assignee pursuant to a request by a Borrower under Section
2.18 (Substitution of Lenders; Change of Lending Office):

                   (i) with respect to any Swing Loan, Dollar Revolving Loan or U.S. Term Loan, any U.S. federal withholding tax that is imposed on amounts payable to a Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from the U.S. Borrower with respect to such withholding tax pursuant to Section 2.17(a) (Taxes); provided that this clause (b)(i) shall not apply to any tax imposed on a Foreign Lender in connection with an interest or participation in any Loan or other obligation that such Foreign Lender was required to acquire pursuant to Section 9.5 (Collection Allocation Mechanism), or

                  (ii) any tax that is attributable to such Foreign Lender's failure to comply with Section 2.17(f) (Taxes).

                  "Existing Letters of Credit" means those letters of credit issued for the account of the Company or any of its Subsidiaries and identified on Schedule VIII (Existing Letters of Credit).

                  "Facilities" means the U.S. Term Loan Facility, the Sterling Term Loan Facility, the Euro Term Loan Facility, and the Revolving Credit Facilities and "Facility" refers to any such Facility individually.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Federal Reserve Board" means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

                  "Fee Letter" shall mean the amended and restated senior secured credit facilities fee letter dated as of April 19, 2005, addressed to ACCO World Corporation from Citicorp, Citigroup Global Markets Inc., ABN AMRO Bank, N.V., ABN AMRO Incorporated and Goldman Sachs Credit Partners L.P.

                  "Financial Covenant Debt" of any Person means the amount of Indebtedness of such Person and its Subsidiaries that would, in accordance with GAAP, be required to be reflected as indebtedness on a Consolidated balance sheet of such Person; provided, that (i) to the extent not required to be so reflected as indebtedness on such balance sheet, all Indebtedness of such Person and its Subsidiaries in respect of Permitted Receivables Financing shall be added thereto and (ii) Financial Covenant Debt shall be (x) increased by any positive amount (determined in accordance with Section 1.3(c) (Accounting Terms and Principles) of any payments that such Person and its Subsidiaries would have to make in the event of an early termination in respect of currency Hedging Contracts of such Person and its Subsidiaries and (y) decreased by any positive amount (determined in accordance with Section 1.3(c) (Accounting Terms and Principles) of any payments that such Person and its Subsidiaries would be entitled to receive in the event of an early termination in respect of currency Hedging Contracts of such Person and its Subsidiaries.

                  "Financial Statements" means the financial statements of the Company and its Subsidiaries delivered in accordance with Section 6.1 (Financial Statements).

                  "Financial Support Direction" means a financial support direction issued by the Pensions Regulator under section 43 of the UK Pensions Act 2004.

                  "Fiscal Quarter" means each of the three month periods ending on March 31, June 30, September 30 and December 31.

                  "Fiscal Year" means the twelve month period ending on December 31.

                  "Flood Certificate" means a completed Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Domestic Mortgaged Property.

                  "Foreign Borrowers" means the U.K. Borrower and the Dutch Borrower.

                  "Foreign Collateral Documents" shall mean the Trust Agreement, the Foreign Mortgages and each other security document or pledge agreement delivered in accordance with the Trust Agreement and Foreign Mortgages and applicable laws to grant a valid security interest in any property as collateral for the Foreign Obligations and any other document or instrument utilized to pledge or grant or purporting to pledge or grant a security interest or lien on any property as collateral for the Foreign Obligations.

                  "Foreign Guarantors" means (i) the Subsidiaries of the Company (other than the Foreign Borrowers) listed on Schedule IV (Initial Foreign Guarantors) and (ii) each other Foreign Subsidiary that becomes a Foreign Guarantor pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "Foreign Guaranty" means, collectively, the Australian Guaranty and the U.K./Dutch Guaranty.

                  "Foreign Lender" means, for purposes of the tax in question, a Lender that is treated as foreign by the jurisdiction imposing such tax.

                  "Foreign Loan Parties" means, collectively, the Foreign Borrowers and the Foreign Guarantors.

                  "Foreign Loan Party Jurisdiction" means any of Australia, the Netherlands and the United Kingdom.

                  "Foreign Mortgaged Property" shall mean (a) each Real Property identified as a Foreign Mortgaged Property on Schedule V (Foreign Mortgaged Properties), and (b) each Real Property, if any, which shall be subject to a Foreign Mortgage after the Closing Date pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "Foreign Mortgages" means an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Foreign Mortgaged Property, including the UK Debenture, which shall be in such form reasonably satisfactory to the Administrative Agent, in each case, with such schedules and including such provisions as shall be necessary to conform such document to applicable foreign law or as shall be customary under applicable foreign law.

                  "Foreign Obligations" means (i) all obligations from time to time arising under or in respect of the due and punctual payment of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Euro Revolving Loans, Euro Term Loans and Sterling Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Foreign Loan Parties under this Agreement and the other Loan Documents and (iii) (x) any Cash Management Obligations and Hedging Obligations of any Foreign Loan Party or any other Foreign Subsidiary of the Company and (y) Indebtedness in an amount not to exceed 8,000,000 Australian Dollars under the multi-option facility of ACCO Australia Pty. Limited referred to on Schedule 8.1 (Existing Indebtedness) and any Permitted Refinancing in respect thereof with a Person that was a Lender or an Affiliate of a Lender at the time such Permitted Refinancing occurs.

                  "Foreign Secured Parties" means, collectively, (i) the Agents, (ii) the Euro Revolving Lenders, Euro Term Lenders and Sterling Term Lenders, (iii) the Qualified Parties owed Cash Management Obligations or Hedging Obligations by any Foreign Loan Party or any other Foreign Subsidiary of the Company and the holders of Foreign Obligations of the type described in clause (iii)(y) of the definition of "Foreign Obligations" and (iv) the other Persons named in Section 11.4 (Indemnities).

                  "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

                  "Fund" means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

                  "GBC" means General Binding Corporation, a Delaware corporation.

                  "German Security" means any Security assumed and accepted by or through the Administrative Agent or the Secured Parties, as the case maybe, pursuant to any German Security Document and held or administered by the Administrative Agent on behalf of or in trust for the Secured Parties hereunder and any addition to or replacement or substitution thereof.

                  "German Security Documents" means all Domestic Collateral Documents under which Security is created governed by German law and "German Security Document" means any of them.

                  "Governmental Authority" means any nation, sovereign or government, any state, province, canton or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange.

                  "Governmental Real Property Disclosure Requirements" shall mean any requirement of any Governmental Authority requiring notification of the buyer, mortgagee or assignee of Real Property, or notification, registration or filing to or with any Governmental Authority, in connection with the sale, lease, mortgage, assignment or other transfer (including, without limitation, any transfer of control) of any Real Property, establishment or business, of the actual or threatened presence, Release or threatened Release in or into the Environment, or the use, disposal or handling of Contaminants on, at, under or near the Real Property, facility or business to be sold, mortgaged, assigned or transferred.

                  "Group Pension Plans" means the ACCO Europe Pension Plan and the GBC (United Kingdom) Limited Staff Pension Plan.

                  "Guarantors" means, collectively, the Domestic Guarantors and the Foreign Guarantors.

                  "Guaranty" means the Domestic Guaranty and each Foreign Guaranty.

                  "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection), contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or
(v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide binding assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported (or, if less, the stated maximum amount (or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof) for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation).

                  "Hedging Contracts" means all Interest Rate Contracts, foreign exchange contracts, currency swap, option or forward purchase or sale agreements, other forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar non-speculative agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

                  "Hedging Obligations" means any and all obligations of the Company or a Subsidiary under or in respect of Hedging Contracts entered into with a Qualified Party and all obligations of the Company or a Subsidiary in respect of Hedging Contracts entered into prior to the Closing Date with a Person that is a Qualified Party on the Closing Date.

                  "Immaterial Subsidiary" means a Subsidiary (other than a Loan Party) that neither (a) has (together with its Subsidiaries) consolidated total assets that constitute more than 3% of consolidated total assets as of the close of the current or any subsequent Fiscal Year of the Company for which audited financial statements are available, nor (b) has (together with its Subsidiaries) consolidated gross sales that constitute more than 3% of consolidated gross sales of the Company and its Subsidiaries as of the close of the current or any subsequent Fiscal Year of the Company for which audited financial statements are available. Assets and sales of Foreign Subsidiaries shall be converted into Dollars at the Dollar Equivalent as of the date of the most recent audited financial statements furnished to the Lenders pursuant to
Section 6.1 (Financial Statements) hereof.

                  "Inactive Subsidiary" means any Subsidiary of the Company that is not engaged in any substantial activities and has assets of less than $1,000,000.

                  "Increase Effective Date" has the meaning set forth in
Section 2.19(a) (Increase in Commitments).

                  "Increase Joinder" has the meaning set forth in Section 2.19(c) (Increase in Commitments).

                  "Incremental U.S. Term Loan Commitment" has the meaning set forth in Section 2.19(a) (Increase in Commitments).

                  "Incremental U.S. Term Loan Maturity Date" has the meaning set forth in Section 2.19(c) (Increase in Commitments).

                  "Incremental U.S. Term Loans" has the meaning set forth in
Section 2.19(c) (Increase in Commitments).

                  "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) the face amount of all reimbursement obligations with respect to letters of credit, bankers' acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables, customer deposits, advances and accrued liabilities in each case incurred in the ordinary course of business, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person other than customary reservation or retention of title under agreements with vendors entered into in the ordinary course of business (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (g) all Guaranty Obligations of such Person, (h) all Disqualified Stock, valued in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person, (j) the principal component of a Securitization Subsidiaries obligations in respect of Permitted Receivables Financing and (k) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; provided that (i) Indebtedness shall not include obligations to make Restricted Payments permitted by Section 8.5 (Restricted Payments) or payments under the Acquisition Documents to the extent any such payments are not past due and (ii) obligations in respect of daylight overdrafts shall not be deemed to be Indebtedness so long as the same are not past due.

                  "Indemnified Matter" has the meaning specified in Section 11.4(a) (Indemnities).

                  "Indemnified Taxes" means all Taxes other than Excluded Taxes.

                  "Indemnitee" has the meaning specified in Section 11.4(a) (Indemnities).

                  "Insurance Policies" shall mean the insurance policies and coverages required to be maintained by each Loan Party which is an owner of Mortgaged Property with respect to the applicable Mortgaged Property pursuant to Section 7.10 (Additional Collateral and Guaranties) and all renewals and extensions thereof.

                  "Insurance Requirements" shall mean, collectively, all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other domestic or foreign body exercising similar functions) binding upon each Loan Party which is an owner of Mortgaged Property and applicable to the Mortgaged Property or any use or condition thereof.

                  "Interbank Rate" means, for any period, (i) in respect of Loans denominated in Dollars, the Federal Funds Rate and (ii) in respect of Loans denominated in any other currency, the Administrative Agent's cost of funds (as reasonably determined by the Administrative Agent) for such period.

                  "Intercompany Note" means a promissory note evidencing intercompany loans issued by a Subsidiary of the Company in favor of the Company or another Subsidiary of the Company.

                  "Interest Coverage Ratio" means, for any period, the ratio of
(a) EBITDA of the Company for such period to (b) Cash Interest Expense of the Company for such period.

                  "Interest Expense" means, for any Person for any period, Consolidated total interest expense of such Person and its Subsidiaries for such period and including, in any event, interest capitalized during such period and net costs under Interest Rate Contracts for such period; provided, with respect to the Company, for each of the Fiscal Quarters ending December 31, 2005, March 31, 2006 and June 30, 2006, Interest Expense for the relevant period shall be deemed to equal Interest Expense for such Fiscal Quarter (together with any previous Fiscal Quarter commencing on or after the Closing
Date) multiplied by 4, 2 and 4/3 respectively.

                  "Interest Period" means, in the case of any Eurocurrency Rate Loan, (a) initially, the period commencing on the date such Eurocurrency Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurocurrency Rate Loan and ending (i) in the case of any such Loan made or converted in the first 30 days following the Closing Date, one month thereafter and (ii) in the case of any other Loan, one, two, three or six months (or if agreed to by each applicable Lender, nine or twelve months) thereafter, as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to
Section 2.2 (Borrowing Procedures) or Section 2.11 (Conversion/Continuation Option) and (b) thereafter, if such Loan is continued, in whole or in part, as a Eurocurrency Rate Loan pursuant to Section 2.11 (Conversion/Continuation Option), a period commencing on the last day of the immediately preceding Interest Period therefor and ending, one, two, three or six months thereafter (or if agreed to by each applicable Lender, nine or twelve months), as selected by the applicable Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.11 (Conversion/Continuation Option); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurocurrency Rate Loans are subject to the following:

                   (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period of one month or longer that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                 (iii) no Borrower may select any Interest Period that ends after the date of a scheduled principal payment on the Loans as set forth in Article II (The Facilities) unless, after giving effect to such selection, the aggregate unpaid principal amount of the Loans for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Loans are required to be reduced after such scheduled principal payment is made;

                  (iv) no Borrower may select any Interest Period in respect of Loans having an aggregate principal amount of less than the Minimum Currency Threshold; and

                   (v) there shall be outstanding at any one time no more than the following number of Interest Periods: (i) for the U.S. Term Facility, three, (ii) for the Sterling Term Facility, three, (iii) for the Euro Term Facility, three and (iv) for the Revolving Credit Facilities, eight.

                  "Interest Rate Contracts" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

                  "Investment" means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by,
(ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, extensions of trade credit, advances to employees, directors, agents, customers and suppliers for travel, relocation, entertainment and related expenses and similar items made or incurred in the ordinary course of business) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person owed to such Person or any Security of any other Person issued to such Person in connection with a sale or transfer of property by such Person other than in the ordinary course of its business, (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person and (e) the making of a Restricted Payment in reliance on Section 8.5(b)(z) (Restricted Payments); provided that "Investments" shall not include the making of a Restricted Payment in compliance with any other provision of Section 8.5 (Restricted Payments); provided, further, that for purposes of determining the outstanding amount of any Investment by a Loan Party at any time in any Subsidiary that is not a Loan Party, the original amount of such Investment shall be reduced, without duplication, by the amount of cash (and, to the extent any such Investment by any Loan Party was in the form of property other than cash, property substantially similar to the property originally invested) which is returned to any Loan Party, directly or indirectly (including, without limitation, through the making of a dividend, distribution, contribution or other payment or series of any such payments by one or more Subsidiaries to a Loan Party, the payment on or repayment of intercompany Indebtedness of one or more Subsidiaries or the merger of a Subsidiary into a Loan Party), by the Subsidiary in which such Investment was made.

                  "IRS" means the Internal Revenue Service of the United States or any successor thereto.

                  "Issue" means, with respect to any Letter of Credit, to issue, extend the expiry of, or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms "Issued" and "Issuance" shall have a corresponding meaning.

                  "Issuer" means (a) Harris N.A. and LaSalle Bank National Association and (b) any other Lender approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) acting in its capacity as an issuer of a Letter of Credit.

                  "Japanese Law Share Pledge" means a share pledge dated on or about the date hereof between the Administrative Agent (in its capacity as collateral agent) for and on behalf of the Secured Parties and GBC International Inc.

                  "Judgment Currency" has the meaning specified in Section 11.12(d) (Submission to Jurisdiction; Service of Process).

                  "Land" of any Person means collectively, all right, title and interest (including any leasehold, mineral or other estate) in all of those plots, pieces or parcels of land now owned, leased or operated by any Person, whether by lease, license, or other means or hereafter acquired or leased or purported to be owned, leased or hereafter acquired, leased or operated by any Person, whether by lease, license, or other means (including, in respect of the Loan Parties, as reflected in the most recent Financial Statements) by such Person.

                  "Lender" means each Swing Loan Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance.

                  "Letter of Credit" means any Existing Letter of Credit and any letter of credit Issued pursuant to Section 2.4 (Letters of Credit).

                  "Letter of Credit Obligations" means, at any time, the aggregate of all liabilities at such time of the U.S. Borrower to each Issuer with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations at such time and (b) the Letter of Credit Undrawn Amounts at such time.

                  "Letter of Credit Reimbursement Agreement" has the meaning specified in Section 2.4(a)(vi)(C) (Letters of Credit).

                  "Letter of Credit Request" has the meaning specified in
Section 2.4(c) (Letters of Credit).

                  "Letter of Credit Sublimit" means the lesser of (i) $40,000,000 and (ii) the then outstanding amount of Dollar Revolving Commitments.

                  "Letter of Credit Undrawn Amounts" means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time.

                  "Leverage Ratio" means, as of any date, the ratio of (a) Consolidated Financial Covenant Debt of the Company outstanding as of such date to (b) EBITDA for the Company for the last four Fiscal Quarter period ending on or before such date.

                  "LIBOR Base Rate" means, with respect to any Interest Period for any Eurocurrency Rate Loan, the rate determined by the Administrative Agent to be the offered rate for deposits in Dollars for the applicable Interest Period appearing on the Reuters Screen Page LIBOR01 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of each Interest Period. In the event that such rate does not appear on such Reuters Screen Page (or otherwise on the Reuters Screen), the Eurocurrency Base Rate for the purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be selected by the Administrative Agent with the approval of the Company.

                  "LIBOR Rate" means, with respect to any Interest Period for any (i) Eurocurrency Rate Loan denominated in Dollars, an interest rate per annum equal to the rate per annum obtained by dividing (a) the LIBOR Base Rate by (b) (I) a percentage equal to 100% minus (II) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the LIBOR Rate is determined) having a term equal to such Interest Period and (ii) Eurocurrency Rate Loan denominated in Sterling, the applicable Screen Rate.

                  "Lien" means any mortgage, deed of trust, pledge, hypothec, hypothecation, assignment, charge, deposit arrangement, claim, assignment, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing, any easement, right-of-way or other encumbrance on the Real Property, in each of the foregoing cases, whether voluntary or imposed by law, and any agreement to give any of the foregoing.

                  "Loan" means any loan made by any Lender pursuant to this Agreement and including any Incremental U.S. Term Loans.

                  "Loan Documents" means, collectively, this Agreement, the Notes, each Guaranty, the Fee Letter, each Letter of Credit Reimbursement Agreement, the Collateral Documents and each agreement executed by a Loan Party (or such Subsidiary, as applicable) and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

                  "Loan Party" means any Domestic Loan Party or any Foreign Loan Party.
                  "Local Time" means, with respect to (a) any Loan denominated in Dollars, New York time and (b) any Loan denominated in Euros or Sterling, London time.

                  "Mandatory Costs" means, with respect to a Loan or other unpaid sum that is not denominated in Dollars, the rate per annum notified by any Lender to the Administrative Agent to be the cost to that Lender of compliance with all reserve asset, liquidity or cash margin or other like requirements of the Bank of England, the Financial Services Authority or the European Central Bank and which shall be determined in accordance with Schedule VI (Mandatory Costs).

                  "Material Adverse Change" means a material adverse change in
(a) the business or condition (financial or other) of the Company and its Subsidiaries, taken as a whole, (b) the enforceability of any material provision of any Loan Document, (c) the perfection or priority of the Liens granted pursuant to the Collateral Documents on Collateral aggregating in excess of $20,000,000 (excluding assets on which no Lien under the Loan Documents is required to be granted or perfected), or (d) the ability of the Administrative Agent, the Lenders or the Issuers to enforce their rights and remedies under the Loan Documents in any material respect.

                  "Material Adverse Effect" means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

                  "Merger" means the merger of Acquisition Sub with and into GBC, with GBC being the surviving corporation and a Wholly-Owned Subsidiary of the Company.

                  "Minimum Currency Threshold" means (i) in the case of Base Rate Loans, $2,000,000 or an integral multiple of $1,000,000 in excess thereof,
(ii) in the case of Eurocurrency Rate Loans denominated in Dollars, $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) in the case of Loans denominated in Euro, (euro)2,000,000 or an integral multiple of
(euro)1,000,000 in excess thereof and (iii) in the case of Loans denominated in Sterling, (pound)1,000,000 or an integral multiple of (pound)500,000 in excess thereof.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgages" means, collectively, the Foreign Mortgages and the Domestic Mortgages.

                  "Mortgaged Property" means, collectively, the Domestic Mortgaged Property and the Foreign Mortgaged Property.

                  "Multiemployer Plan" means a multiemployer plan, as defined in Section 400l(a)(3) of ERISA, subject to ERISA, to which the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability.

                  "Net Cash Proceeds" means the proceeds received by the Company or any of its Subsidiaries after the Closing Date in cash or Cash Equivalents from any Person other than the Company or a Subsidiary from any (a) Asset Sale as to which a mandatory prepayment of the Loans may be required pursuant to clause (i) of Section 2.9(a) (Mandatory Prepayments), net of, without duplication, (i) the cash costs of sale, assignment or other disposition (including, without limitation, attorney's fees, accountants' fees, investment bankers fees, commissions, survey costs, title insurance premiums and other customary fees and expenses), (ii) federal, state, provincial, foreign and local Taxes and other Taxes paid or reasonably estimated to be payable in connection with such Asset Sale (including, without limitation, with respect to the Company or any of its Subsidiaries that is treated as a partnership or an entity disregarded as separate from its owner for federal, state and local income Tax purposes, Taxes reasonably estimated to be payable by, or with respect to the net income of, the members of such Person with respect to such members' allocable shares of net income arising from such Asset
Sale) as a result thereof, (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the property or assets subject to such Asset Sale, (iv) any escrow of proceeds or similar contractual or legal obligations relating to such Asset Sale required by the terms of such sale to be held to satisfy indemnification claims or purchase price adjustments (for so long as such amounts are so held), (v) all dividends and distributions and other payments required to be made to minority interest holders in the Company or any of its Subsidiaries or joint ventures as a result of such Asset Sale and (vi) any reserves in accordance with GAAP (or against any liabilities (including, without limitation, income Tax liabilities) associated with the property or assets disposed of in such Asset Sale and, without duplication, any reserves that the Company or its Subsidiaries determine in good faith should be made in respect of the sale price of such property or assets for post-closing adjustments), (b) Property Loss Event, net of (i) the cash costs of settling or otherwise resolving such Property Loss Event, (ii) federal, state, provincial, foreign and local Taxes and other Taxes paid or reasonably estimated to be payable in connection with such Property Loss Event (including, without limitation, with respect to the Company or any of its Subsidiaries that is treated as a partnership or an entity disregarded as separate from its owner for federal, state and local income Tax purposes, Taxes reasonably estimated to be payable by, or with respect to the net income of, the members of such Person with respect to such members' allocable shares of net income arising from such Property Loss Event) as a result thereof, (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the property or assets subject to such Property Loss Event, and (iv) amounts which the Company or any Subsidiary of the Company is contractually obligated to expend as a result of such Property Loss Event, or (c) (i) Equity Issuance or (ii) Debt Issuance, in each case net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees, costs, commissions, premiums and expenses incurred in connection with such transaction; provided that in the case of any Permitted Receivables Financing, only the incremental amount of advances to a Securitization Subsidiary from a third party in respect of receivables and related assets of a Loan Party over the highest amount of such advances that was previously outstanding following the Closing Date shall be included in Net Cash Proceeds.

                  "Non-Cash Interest Expense" means, with respect to any Person for any period, the sum of the following amounts to the extent included in the definition of Interest Expense: (a) the amount of debt discount and debt issuance costs amortized, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Financial Covenant Debt, (c) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness and (d) other non-cash interest.

                  "Non-Consenting Lender" has the meaning specified in Section 11.1(e) (Amendments, Waivers, Etc.).

                  "Non-Funding Lender" has the meaning specified in Section 2.2(e) (Borrowing Procedures).

                  "Non-U.S. Lender" means each Lender or Issuer (or the Administrative Agent) that is a Non-U.S. Person.

                  "Non-U.S. Person" means any Person that is not a U.S. Person.

                  "Note" means any Revolving Credit Note, Term Loan Note or Swing Loan Note.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(a)(i) (Borrowing Procedures).

                  "Notice of Conversion or Continuation" has the meaning specified in Section 2.11(a) (Conversion/Continuation Option).

                  "Obligations" means all obligations of the Loan Parties specified in clauses (i) and (ii) of the definitions of Domestic Obligations and Foreign Obligations.

                  "OFAC" has the meaning specified in Section 11.2(h) (Assignments and Participations).

                  "Other Taxes" has the meaning specified in Section 2.17(b) (Taxes).

                  "Parallel Obligations" shall have the meaning assigned thereto in Section 10.12 (Parallel Debt (Covenant to pay the Administrative Agent)).

                  "Patriot Act" has the meaning specified in Section 11.19 (Patriot Act).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Pensions Regulator" means the body corporate called the Pensions Regulator established under Part I of the UK Pensions Act 2004.

                  "Perfection Certificate" means a certificate in form and substance satisfactory to the Administrative Agent.

                  "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

                  "Permitted Acquisition" means any Proposed Acquisition subject to the satisfaction of each of the following conditions:

                  (a) in the case of any Proposed Acquisition involving consideration in excess of $20,000,000, the Administrative Agent shall receive at least 15 Business Days' (or such shorter period as may be acceptable to the Administrative Agent) written notice of such Proposed Acquisition prior to the consummation thereof, which notice shall include a reasonably detailed description of such Proposed Acquisition;

                  (b) such Proposed Acquisition shall be consensual and shall have been approved by the Proposed Acquisition Target's or the Proposed Acquisition Target's parent's board of directors or shareholders;

                  (c) the Dollar Equivalent of the sum of all consideration payable in connection with such Proposed Acquisition and all other Permitted Acquisitions consummated on or prior to the date of the consummation of such Proposed Acquisition (including all transaction costs and all Indebtedness, liabilities and Guaranty Obligations incurred or assumed in connection therewith or otherwise reflected in a Consolidated balance sheet of the Company and the Proposed Acquisition Target) shall not exceed $50,000,000 in any Fiscal Year or $100,000,000 in the aggregate (or $75,000,000 in any Fiscal Year or $150,000,000 in the aggregate, if at the time of any such Permitted Acquisition on a Pro Forma Basis, the Leverage Ratio as of the date of the most recently delivered Financial Statements pursuant to Section 6.1(a) or (b) (Financial Statements) would have been less than 3.5 to 1.0);

                  (d) at or prior to the closing of such Proposed Acquisition, the Company (or the Subsidiary making such Proposed Acquisition) and the Proposed Acquisition Target shall have executed such documents and taken such actions as may be required under Section 7.10 (Additional Collateral and Guaranties);

                  (e) at the time of such Proposed Acquisition and after giving effect thereto, (A) no Default shall have occurred and be continuing,
         (B) the Borrowers are in pro forma compliance with each of the financial covenants contained in Article V (Financial Covenants) as of the last day of the most recent Fiscal Quarter or Fiscal Year for which a Compliance Certificate has been delivered pursuant to clause
         (c) of Section 6.1 (Financial Statements) and a Responsible Officer shall have delivered an officer's certificate to the Administrative Agent certifying as to such compliance, and (C) the sum of (x) the aggregate amount of the Available Credit under the Revolving Credit Facility and (y) the aggregate unrestricted cash balance (including Cash Equivalents) of the Company and its Subsidiaries as reflected on the balance sheet of Company and its Subsidiaries at such time is not less than $50,000,000.

                  "Permitted Asset Swaps" means any exchange of property or assets (including Stock or Stock Equivalents of a Subsidiary to be transferred), liabilities and/or employees of the Company and its Subsidiaries (and, if applicable, any cash true-up) for assets (including Stock or Stock Equivalents of a Person that becomes a Subsidiary of the Company), liabilities and/or employees (and, if applicable, any cash true-up) of another Person which are to be used in the business of the Company and its Subsidiaries taken as a whole; provided that the fair market value of all such property and assets of the Company and its Subsidiaries so transferred does not exceed the Dollar Equivalent of (x) $100,000,000 (or $150,000,000 in the aggregate, if at the time of any such Permitted Asset Swaps on a Pro Forma Basis, the Leverage Ratio as of the date of the most recently delivered Financial Statements pursuant to
Section 6.1(a) or (b) (Financial Statements) would have been less than 3.5 to 1.0).

                  "Permitted Collateral Liens" means (a) in the case of Collateral other than Mortgaged Property, the Liens described in clauses (a),
(b), (c), (d), (e), (f), (g), (i), (j) and (k), of Section 8.2 (Liens, Etc.)
and (b) in the case of Mortgaged Property, "Permitted Collateral Liens" shall mean the Liens described in clauses (a), (b)and (e) of Section 8.2 (Liens, Etc.) and the liens described in clauses (a), (b), (d), (e),(f), (i), (j), (n) and (p) of the definition of "Customary Permitted Liens"; provided, however, on the Closing Date, Permitted Collateral Liens shall mean only those Liens set forth in Schedule B to the applicable Mortgage and such other Liens which shall be reasonably satisfactory to the Administrative Agent.

                  "Permitted Receivables Financing" means any financing transaction in which (i) the Company or a Subsidiary transfers receivables and related assets to a Securitization Subsidiary in exchange for an equity interest or intercompany obligation of such Securitization Subsidiary, (ii) such Securitization Subsidiary may but shall not be required to pledge its assets to secure advances from a third party, (iii) such third party advances amounts to such Securitization Subsidiary in anticipation of collection of the receivables held by such Securitization Subsidiary and (iv) any amounts collected in respect of such receivables in excess of the amount of advances to such Receivables Subsidiary from such third party are retained by such Receivables Subsidiary or distributed to the Company or a Subsidiary; provided that the aggregate outstanding amount of advances in respect of receivables transferred to Securitization Subsidiaries by (x) Loan Parties shall not exceed the Dollar Equivalent of $75,000,000 and (y) Foreign Subsidiaries that are not Loan Parties, shall not exceed the Dollar Equivalent of $60,000,000.

                  "Permitted Refinancing" means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person (or any successor of such Person); provided, however, that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the sum of (i) the outstanding principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended plus (ii) an amount equal to unpaid accrued interest and premium thereon plus (iii) other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension plus (iv) an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to Section 8.1 (Indebtedness), (b) such modification, refinancing, refunding, renewal or extension has (i) a final maturity date equal to or later than the earlier of (A) the date six months after the U.S. Term Loan Maturity Date and
(B) the final maturity date of the Indebtedness being modified, refinanced, refunded, renewed or extended and (ii) a weighted average life to maturity equal to or greater than the weighted average life to maturity of the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable, taken as a whole, to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (d) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not materially less favorable, taken as a whole, to the interests of the Lenders under the Loan Documents than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended and (e) the lender with respect to any modification, refinancing, refunding, renewal or extension of any Indebtedness solely among the Company and /or the Subsidiaries shall be the Company or a Subsidiary; provided that, notwithstanding the foregoing, Permitted Refinancing Indebtedness in respect of Guaranty Obligations of any Loan Party of obligations of a Subsidiary that are originally outstanding on the Closing Date shall only be required to comply with clause (a) of this definition.

                  "Person" means an individual, partnership, limited partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

                  "Premises" shall have the meaning assigned thereto in the applicable Mortgage.

                  "Principal Obligations" shall have the meaning assigned thereto in Section 10.12 (Parallel Debt (Covenant to pay the Administrative Agent)).

                  "Pro Forma Basis" means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each acquisition or disposition of a Person or line of business consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such acquisition or disposition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in details in the relevant Compliance Certificate, Financial Statement or other document provided to the Administrative Agent or any Lender in connection herewith in accordance with Regulation S-X of the Securities Act of 1933 and the Securities Exchange Act of 1934.

                  "Process Agent" has the meaning specified in Section 11.12(b) (Submission to Jurisdiction; Service of Process).

                  "Professional Market Party" means a professional market party (professionele marktpartij) within the meaning of the Dutch Exemption Regulation.
                  "Prohibition" has the meaning specified in Section 11.4 (Indemnification).

                  "Projections" means those financial projections, financial assumptions and forecasts dated June 2005, covering the Fiscal Years ending in 2005 through 2013 inclusive, delivered by the Company to the Lenders on IntraLinks(TM) under the heading "PRIVATE Supplement to the Confidential Information Memorandum."

                  "Property Loss Event" means any loss of title or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Borrowers or any Subsidiary of the Borrowers. "Property Loss Event" shall include but not be limited to any taking of all or any part of any Real Property of any Person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Requirement of Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any Person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

                  "Proposed Acquisition" means the proposed acquisition by the Company or any of its Subsidiaries of all or substantially all of the Stock of any Proposed Acquisition Target or the proposed acquisition by the Company or any of its Subsidiaries of all or a significant part of the assets of a business conducted by any Proposed Acquisition Target, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Proposed Acquisition Target, or the merger of any Proposed Acquisition Target with or into the Company or any Subsidiary of the Company (and, in the case of a merger with the Company, with the Company being the surviving corporation).

                  "Proposed Acquisition Target" means any Person subject to a Proposed Acquisition.

                  "Qualified Party" means, with respect to any Hedging Contract or Cash Management Obligation, a Person that was a Lender or an Affiliate of a Lender at the time such Hedging Contract or arrangement giving rise to such Cash Management Obligation was entered into (or, in the case of Hedging Contracts existing on the Closing Date, a Person that was a Lender or an Affiliate of a Lender on the Closing Date).

                  "Qualifying Lender" is a Lender which is (a) a UK Treaty Lender; (b) a company resident in the United Kingdom for United Kingdom tax purposes which is beneficially entitled to interest payable or a company not so resident which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act) the whole of any share of interest payable in respect of that advance; (c) a bank (as defined for the purpose of section 349 of the Taxes Act) making an advance under a Loan Document and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; (d) a partnership each member of which is a company so resident in the United Kingdom or a partnership each member of which is a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act.

                  "Ratable Portion" or (other than in the expression "equally and ratably") "ratably" means, for any Lender:

                  (a) with respect to the Dollar Revolving Facility, the percentage obtained by dividing (i) the Dollar Revolving Commitment of such Lender by (ii) the aggregate Dollar Revolving Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Dollar Revolving Outstandings owing to such Lender by the aggregate outstanding principal balance of the Dollar Revolving Outstandings owing to all Lenders);

                  (b) with respect to the Euro Revolving Facility, the percentage obtained by dividing (i) the Euro Revolving Commitment of such Lender by (ii) the aggregate Euro Revolving Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Euro Revolving Outstandings owing to such Lender by the aggregate outstanding principal balance of the Euro Revolving Outstandings owing to all Lenders);

                  (c) with respect to any Term Loan Facility, the percentage obtained by dividing (i) the Term Loan Commitment of such Lender under such Term Loan Facility by (ii) the aggregate Term Loan Commitments of all Lenders under such Term Loan Facility (or, at any time after the Closing Date, the percentage obtained by dividing the principal amount of such Lender's Term Loans under such Term Loan Facility by the aggregate Term Loans of all Lenders under such Term Loan Facility);

                  (d) with respect to the Revolving Credit Facility, the percentage obtained by dividing (i) the Revolving Credit Commitment of such Lender by (ii) the aggregate Revolving Credit Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to such Lender by the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to all Lenders); and

                  (e) for purposes of Section 9.5 (Collection Allocation Mechanism), the percentage obtained by dividing (i) the Dollar Equivalent of the amount of Obligations in respect of Loans, participations in Letters of Credit and Swing Loans and accrued interest and fees owed to a Lender by (ii) the aggregate Dollar Equivalent of the amount of Obligations in respect of Loans, participations in Letters of Credit and Swing Loans and accrued interest and fees thereon owed to all of the Lenders, all as determined on the CAM Exchange Date.

                  "Real Property" of any Person means the Land of such Person, together with the right, title and interest of such Person, if any, in and to any and all of the following: the streets, the Land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land and any fixtures appurtenant thereto, including all general intangible and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

                  "Reference Bank" means the principal office in Brussels of Citibank or any Affiliate thereof.

                  "Register" has the meaning specified in Section 2.7(b)(i) (Promissory Notes).

                  "Reimbursement Date" has the meaning specified in Section 2.4(h) (Letters of Credit).

                  "Reimbursement Obligations" means, as and when matured, the obligation of the U.S. Borrower to pay, on the date payment is made or scheduled to be made to the beneficiary under each such Letter of Credit (or at such earlier date as may be specified in the applicable Letter of Credit Reimbursement Agreement), all amounts of each draft and other requests for payments drawn under Letters of Credit, and all other matured reimbursement or repayment obligations of the U.S. Borrower to any Issuer with respect to amounts drawn under Letters of Credit, in each case, until the Reimbursement Date, in Dollars, and in each case only to the extent that any such obligations remain unpaid.

                  "Related Obligations" has the meaning specified in Section
10.9 (Collateral Matters Relating to Related Obligations).

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any Contaminant in, into or onto the indoor or outdoor Environment or into or out of any property including, without limitation, the movement of Contaminants through or in the air, soil, surface water, ground water or property.

                  "Requirement of Law" means, with respect to any Person, the common law and all federal, state, provincial, local and foreign laws, treaties, rules and regulations, orders, ordinances, rules, regulations, statutes, case law, judgments, decrees and other determinations of, concessions, grants, franchises, licenses with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Class Lenders" means (i) with respect to any Term Loan Facility, Lenders holding more than 50% of the Term Loan Commitments and Term Loans under such Term Loan Facility, (ii) with respect to the Euro Revolving Facility, Lenders holding more than 50% of the Euro Revolving Commitments or, if the Revolving Credit Termination Date has occurred, more than 50% of the Euro Revolving Outstandings, (iii) with respect to the Dollar Revolving Facility, Lenders holding more than 50% of the Dollar Revolving Commitments or, if the Revolving Credit Termination Date has occurred, more than 50% of the Dollar Revolving Outstandings and (iv) with respect to the Revolving Credit Facilities, the Requisite Revolving Lenders.

                  "Requisite Lenders" means, collectively, Lenders having more than fifty percent (50%) of the sum of the Dollar Equivalent of (a) the aggregate outstanding amount of the Dollar Revolving Commitments or, after the Revolving Credit Termination Date, the Dollar Revolving Outstandings, (b) the aggregate outstanding amount of the Euro Revolving Commitments or, after the Revolving Credit Termination Date, the Euro Revolving Outstandings, and (c) the aggregate outstanding amount of the Term Commitments or, after the Closing Date, the aggregate principal amount of all Term Loans then outstanding. A Non-Funding Lender shall not be included in the calculation of "Requisite Lenders."

                  "Requisite Revolving Lenders" means, collectively, Lenders having more than fifty percent (50%) of the sum of the Dollar Equivalent of (a) the aggregate outstanding amount of the Dollar Revolving Commitments or, after the Revolving Credit Termination Date, the Dollar Revolving Outstandings and
(b) the aggregate outstanding amount of the Euro Revolving Commitments or, after the Revolving Credit Termination Date, the Euro Revolving Outstandings. A Non-Funding Lender shall not be included in the calculation of "Requisite Revolving Lenders."

                  "Reserve Account" has the meaning specified in Section 2.4(k) (Letters of Credit).

                  "Response Action" means all actions required or voluntarily undertaken to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor Environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Responsible Officer" means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person but, in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person.

                  "Restricted Payment" means (a) any dividend, distribution or any other payment whether direct or indirect, on account of any Stock or Stock Equivalent of the Company or any of its Subsidiaries now or hereafter outstanding and (b) any redemption, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalent of the Company or any of its Subsidiaries now or hereafter outstanding.

                  "Revolving Credit Borrowing" means any Dollar Revolving Borrowing or any Euro Revolving Borrowing.

                  "Revolving Credit Commitment" means the Dollar Revolving Commitments and the Euro Revolving Commitments.

                  "Revolving Credit Facilities" means the Dollar Revolving Facility and the Euro Revolving Facility.

                  "Revolving Credit Note" means a promissory note of the U.S. Borrower or the U.K. Borrower, as applicable, substantially in the form of Exhibit B-1 (Form of Revolving Credit Note).

                  "Revolving Credit Outstandings" means, at any particular time, the sum of (a) the Dollar Revolving Outstandings and (b) the Euro Revolving Outstandings.

                  "Revolving Credit Termination Date" shall mean the earliest of (a) the Scheduled Termination Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.5 (Reduction and Termination of the Commitments) and (c) the date on which the Obligations become due and payable pursuant to Section 9.2 (Remedies).

                  "Revolving Lender" means each Dollar Revolving Lender or Euro Revolving Lender.

                  "Revolving Loan" means the Dollar Revolving Loans and the Euro Revolving Loans.

                  "S&P" means Standard & Poor's Rating Services.

                  "Sanctioned Entity" shall mean (i) an agency of the government of, (ii) an organization directly or indirectly controlled by, or
(iii) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.

                  "Sanctioned Person" shall mean a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time.

                  "Sarbanes-Oxley Act" means the United States Sarbanes-Oxley Act of 2002.

                  "Scheduled Termination Date" means the fifth anniversary of the Closing Date.

                  "Screen Rate" means, (i) in relation to EURIBOR, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period, in each case displayed on the appropriate page of the Telerate screen and (ii) in relation to the LIBOR Rate for any Eurocurrency Rate Loan in Sterling, the British Bankers' Association Settlement Rate for the relevant currency and period. If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the Company.

                  "SEC" means the Securities and Exchange Commission.

                  "Secured Obligations" means (a) in the case of any Domestic Loan Party, the Domestic Obligations and the Foreign Obligations, (b) in the case of any Foreign Loan Party (other than the Acquired Dutch Guarantor or any Foreign Loan Party organized under the laws of Australia), the Foreign Obligations, (c) in the case of the Acquired Dutch Guarantor, the Foreign Obligations but excluding any Obligations with respect to the Euro Term-2 Loans and (d) in the case of any Foreign Loan Party organized under the laws of Australia, the Foreign Obligations other than Foreign Obligations consisting of obligations to pay principal on a Loan, or any other loan (other than where the lender is an Australian resident not operating through a permanent establishment outside Australia), with respect to which notes or debentures have not been issued.

                  "Secured Parties" means (i) the Agents, (ii) each Issuer,
(iii) the Lenders, (iv) the Qualified Parties and (v) the other Persons named in Section 11.4 (Indemnities).

                  "Securitization Subsidiary" means any Wholly-Owned Subsidiary of the Company (other than a Loan Party) created solely for the purpose of engaging only in activities reasonably related to or in connection with a Permitted Receivables Financing and for which neither the Company nor any of its Subsidiaries provides credit support; provided that if any Loan Party transfers receivables and related assets to such Securitization Subsidiary, then the equity interests of such Securitization Subsidiary shall have been pledged to secure the Secured Obligations of such Loan Party.

                  "Security" means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

                  "Seller" means Fortune Brands, Inc., a Delaware corporation.

                  "Solvent" means, with respect to any Person as of any date of determination, that, as of such date, (a) the present fair saleable value of the assets of such Person is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature in the ordinary course of business considering all financing alternatives and potential assets sales reasonably available to them and (c) such Person does not have unreasonably small capital in relation to their business as then conducted.

                  "Specified Restructuring Transactions" means each of the transactions described on Schedule VII (Specified Restructuring Transactions).

                  "Spin-Off" means the distribution by Seller of all of the shares of capital stock of the Company owned by the Seller to the stockholders of Seller on the terms set forth in the Distribution Agreement.

                  "Sterling" and the sign "(pound)"each mean the lawful money of United Kingdom.

                  "Sterling Term Commitment" means, with respect to each Sterling Term Lender, the commitment of such Sterling Term Lender to make Sterling Term Loans to the U.K. Borrower in the aggregate principal amount set forth opposite such Lender's name on Schedule I (Commitments) under the caption "Sterling Term Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, and "Sterling Term Commitments" shall mean the aggregate Sterling Term Commitments of all Sterling Term Lenders, which amount, initially as of the Closing Date, shall be (pound)63,572,790.85.

                  "Sterling Term Lender" means each Lender that has a Sterling Term Commitment or that holds a Sterling Term Loan.

                  "Sterling Term Loan" has the meaning specified in Section 2.1(b)(ii) (The Commitments).

                  "Sterling Term Loan Facility" means the Sterling Term Commitments and the provisions herein related to the Sterling Term Loans.

                  "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

                  "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

                  "Subordinated Debt" means the Subordinated Notes and any Permitted Refinancing thereof.

                  "Subordinated Notes" means those certain 7 5/8% Senior Subordinated Notes due 2015 in the aggregate principal amount of $350,000,000 issued by ACCO Finance I on August 5, 2005 pursuant to the Subordinated Notes Documents (the obligations of which were assumed by the U.S. Borrower on the Closing Date), which term shall include and shall constitute the notes issued in exchange therefor as contemplated by the Subordinated Notes Documents.

                  "Subordinated Notes Documents" means the Indenture, dated as of August 5, 2005, between ACCO Finance I, Inc. and Wachovia Bank, National Association, pursuant to which the Subordinated Notes were issued (as amended and supplemented from time to time), including the Supplemental Indenture, dated as of the Closing Date, by and among the U.S. Borrower, the Guarantors (as defined therein) and Wachovia Bank, National Association, pursuant to which the U.S. Borrower assumed the obligations of the Subordinated Notes and, on the Closing Date, the related escrow agreement referred to in such Indenture.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person. Unless otherwise specified herein, any reference to a "Subsidiary" refers to a Subsidiary of the Company.

                  "Substitute Institution" has the meaning specified in Section 2.18(a) (Substitution of Lenders; Change of Lending Office).

                  "Substitute Interest Rate" has the meaning specified in
Section 2.14(b)(i) (Special Provisions Governing Eurocurrency Rate Loans).

                  "Substitution Notice" has the meaning specified in Section 2.18(a) (Substitution of Lenders; Change of Lending Office).

                  "Survey" means a survey of any Mortgaged Property (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof (or, with respect to the Mortgaged Property located in Addison, Illinois or Northbrook, Illinois, dated March 7, 2003 and January 3, 2003, respectively) unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property or any easement, right of way or other interest in the Mortgaged Property has been granted or become effective through operation of law or otherwise with respect to such Mortgaged Property which, in either case, can be depicted on a survey, in which events, as applicable, such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, or after the grant or effectiveness of any such easement, right of way or other interest in the Mortgaged Property, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent and the Title Company, (iv) in the case of each Domestic Mortgaged Property, complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey, (v) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue the endorsements of the type required by Section 3.1(a)(v)(Conditions Precedent to Initial Loans) and (vi) otherwise acceptable to the Administrative Agent.

                  "Swing Loan" has the meaning specified in Section 2.3(a) (Swing Loans).

                  "Swing Loan Lender" means (a) LaSalle Bank National Association, General Electric Capital Corporation and their respective successors until such time as either such entity shall provide that it has elected to cease to act in such capacity pursuant to Section 2.3(g) (Swing Loans)and (b) any other Revolving Lender that, with the approval of the Administrative Agent and the Company, agrees to act as Swing Loan Lender hereunder.

                  "Swing Loan Note" means a promissory note of the U.S. Borrower substantially in the form of Exhibit B-3 (Form of Swing Loan Note)

                  "Swing Loan Request" has the meaning specified in Section 2.3(b) (Swing Loans).

                  "Swing Loan Sublimit" means $30,000,000.

                  "Syndication Agent" means ABN AMRO Incorporated in its capacity as syndication agent for the Lenders and the Issuers.

                  "TARGET" means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

                  "TARGET Day" any day on which TARGET is open for the settlement of payments in Euro.

                  "Tax Affiliate" means, with respect to any Person (the "Reference Person"), (a) any Subsidiary of the Reference Person and (b) any Person for whose taxes the Reference Person is or could be liable, whether by reason of being a member of an affiliated, consolidated, combined or unitary or similar group for tax purposes, by reason of being a successor or member, by agreement or otherwise.

                  "Tax Confirmation" means a confirmation by a Lender that the Person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either:

                  (a) a company resident in the United Kingdom for United Kingdom tax purposes;

                  (b) a partnership each member of which is:

                           (i) a company so resident in the United Kingdom; or

                          (ii) a company not so resident in the United Kingdom
                  which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act; or

                  (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 11(2) of the Taxes Act) of that company.

                  "Tax Returns" has the meaning specified in Section 4.8
(Taxes).

                  "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

                  "Taxes Act" means the UK Income and Corporation Taxes Act
1988.

                  "Term Loan" means each of the U.S. Term Loans, the Sterling Term Loans and the Euro Term Loans.

                  "Term Loan A Maturity Date" means the five year anniversary of the Closing Date.

                  "Term Loan Borrowing" means a borrowing consisting of Term Loans under a particular Term Loan Facility.

                  "Term Loan Commitment" means each of the U.S. Term Commitments, the Sterling Term Commitments and the Euro Term Commitments.

                  "Term Loan Facility" means, as the context requires, the U.S. Term Loan Facility, the Sterling Term Loan Facility or the Euro Term Loan Facility.

                  "Term Loan Lender" means each Lender that has a Term Loan Commitment or that holds a Term Loan.

                  "Term Loan Note" means a promissory note of the applicable Borrower substantially in the form of Exhibit B-2 (Form of Term Note).

                  "Title Company" shall mean any title insurance company or foreign equivalent thereof, if any, as shall be retained by the Borrowers and reasonably acceptable to the Administrative Agent.

                  "Title Policy" shall have the meaning assigned to such term in Section 3.1(a)(v) (Conditions Precedent to Initial Loans) or the foreign equivalent thereof, if any.

                  "Title IV Plan" means a defined benefit pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA or any non-United States laws that require funding of such plan's accrued liabilities and to which the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability.

                  "Transactions" means (i) the issuance of the Dividend Note,
(ii) the Spin-Off, (iii) the closing of the Merger as contemplated by the Acquisition Documents, (iv) the closing and initial funding of the Facilities,
(v) the merger of ACCO Finance I into the Company and the assumption by the Company of the obligations of ACCO Finance I under the Subordinated Notes Documents, (vi) the repayment of the Dividend Notes and all other Financial Covenant Debt of the Company, GBC and their respective Subsidiaries other than Indebtedness described on Schedule 8.1 (Existing Indebtedness), (vii) the other transactions contemplated by the Acquisition Documents, (viii) the payment of the costs and expenses relating to the foregoing and (ix) the use of proceeds hereunder in accordance with Section 4.13 (Use of Proceeds).

                  "Treaty State" means a jurisdiction having a double taxation agreement (a "Treaty") with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

                  "Trust Agreement" means the trust agreement among Citicorp, in its capacity as collateral trustee, on behalf of the Foreign Secured Parties, the Foreign Loan Parties and certain other Foreign Subsidiaries of the Company which shall be in form reasonably satisfactory to the Administrative Agent in substantially the form of Exhibit M (Form of Trust Agreement).

                  "UCC" has the meaning specified in the Domestic Security Agreement.

                  "U.K. Borrower" has the meaning specified in the preamble to this Agreement.

                  "U.K. Borrower Intra-Group Loan Agreement" means the Intercompany Note between the U.K. Borrower and certain other subsidiaries of the U.S. Borrower pursuant to which those members of the group have or will make available a facility to the U.K. Borrower.

                  "U.K. Debenture" means the debenture between, among others, Citicorp, as collateral trustee and the Loan Parties organized under the laws of the United Kingdom to be delivered pursuant to Section 7.11 (Post-Closing Covenants)) in form reasonably acceptable to the Administrative Agent.

                  "U.K./Dutch Guaranty" means the guaranty made by the Foreign Loan Parties organized under the laws of the United Kingdom or The Netherlands of certain of the Secured Obligations, substantially in the form of Exhibit H-2 (Form of U.K./Dutch Guaranty), together with each supplement thereto delivered pursuant to Section 7.10 (Additional Collateral and Guaranties).

                  "U.K. Lending Office" means, with respect to any Lender, the office of such Lender specified as its "U.K. Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its U.S. Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

                  "UK Treaty Lender" is a Lender which (a) is treated as a resident of a Treaty State for the purposes of the Treaty; and (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender's participation in the Loan is effectively connected.

                  "Unused Commitment Fee" has the meaning specified in Section 2.12(a) (Unused Commitment Fee). "U.S. Borrower" has the meaning specified in the preamble to this Agreement.

                  "U.S. Lender" means each Lender or Issuer (or the Administrative Agent) that is a U.S. Person.

                  "U.S. Lending Office" means, with respect to any Lender, the office of such Lender specified as its "U.S. Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

                  "U.S. Person" means any "United States person" under and as defined in Section 770l(a)(30) of the Code.

                  "U.S. Term Commitment" means, with respect to each U.S. Term Lender, the commitment of such Lender to make U.S. Term Loans to the U.S. Borrower in the aggregate principal amount set forth opposite such Lender's name on Schedule I (Commitments) under the caption "U.S. Term Loan Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, and "U.S. Term Commitments" shall mean the aggregate U.S. Term Commitments of all U.S. Term Lenders, which amount, initially as of the Closing Date, shall be $400,000,000.

                  "U.S. Term Lender" means each Lender that has a U.S. Term Commitment or that holds a U.S. Term Loan.

                  "U.S. Term Loan" has the meaning specified in Section 2.1(b)(i) (The Commitments).

                  "U.S. Term Loan Facility" means the U.S. Term Commitments and the provisions herein related to the U.S. Term Loans.

                  "U.S. Term Loan Maturity Date" means the seven year anniversary of the Closing Date.

                  "Voting Stock" means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

                  "Wholly-Owned Subsidiary" of any Person means any Subsidiary of such Person, all of the Stock of which (other than director's or other qualifying shares, as may be required by law) is owned by such Person, either directly or indirectly through one or more Wholly-Owned Subsidiaries of such Person.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of subtitle E of Title IV of ERISA or any substantially similar event under applicable non-United States laws.

                  "Working Capital" means, for any Person at any date, the amount, if any, by which the Consolidated Current Assets of such Person at such date exceeds the Consolidated Current Liabilities of such Person at such date.

                  Section 1.2 Computation of Time Periods

                  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  Section 1.3 Accounting Terms and Principles

                  (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Article V (Financial Covenants)) shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

                  (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 (Financial Statements) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Company with the agreement of the Company's Accountants and results in a change in any of the calculations required by Article V (Financial Covenants) or VIII (Negative Covenants) that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in good faith in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrowers shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article V (Financial Covenants) or VIII (Negative Covenants) shall be given effect until such provisions are amended to reflect such changes in GAAP. Without limiting the generality of the foregoing, the Borrowers shall neither be deemed to be in compliance with any financial covenant or negative covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

                  (c) For purposes of making all financial calculations to determine compliance with Article V (Financial Covenants), all components of such calculations shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Person or line of business that have been acquired or disposed of by the Company or any of its Subsidiaries (including through Permitted Acquisitions) after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Company on a Pro Forma Basis.

                  Section 1.4 Conversion of Currencies

                  (a) Financial Covenant Debt. Financial Covenant Debt denominated in any currency other than Dollars shall be translated into Dollars using the average of the foreign exchange rates quoted on each day during the two Fiscal Quarters then ending by the source used by the Company to translate items appearing in its statement of income during such Fiscal Quarter.

                  (b) Dollar Equivalents. The Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent. Unless otherwise specified herein, the Administrative Agent may determine or redetermine the Dollar Equivalent of any amount on any date in its reasonable discretion.

                  (c) Rounding-Off. The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

                  (d) Negative Covenants, Etc. The Borrowers shall not be deemed to have violated any of the covenants set forth in Article VIII (Negative Covenants) or Section 5.3 (Maximum Capital Expenditures) solely as a result of currency fluctuations following the date any action is taken if such action was permitted on the date on which it was taken.

                  Section 1.5 Certain Terms

                  (a) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in, this Agreement.

                  (b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words "above" and "below", when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

                  (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Requisite Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

                  (d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

                  (e) The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods.

                  (f) The terms "Lender," "Issuer" and "Administrative Agent" include, without limitation, their respective permitted successors.

                  (g) Upon the appointment of any successor Administrative Agent pursuant to Section 10.7 (Successor Administrative Agent), references to Citicorp in Section 10.4 (The Agents as Lenders) and to Citibank in the definitions of Dollar Equivalent and Base Rate shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.

                  (h) Unless the context requires otherwise, all references to a "Subsidiary" of the Company shall include GBC and its Subsidiaries.

                                  ARTICLE II

                                 THE FACILITIES

                  Section 2.1 The Commitments

                  (a) Revolving Credit Commitments.

                  (i) Dollar Revolving Commitments. On the terms and subject to the conditions contained in this Agreement, each Dollar Revolving Lender severally agrees to make loans in Dollars to the U.S. Borrower (each a "Dollar Revolving Loan") from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Dollar Revolving Lender not to exceed such Revolving Lender's Dollar Revolving Commitment; provided, however, that at no time shall any Dollar Revolving Lender be obligated to make a Dollar Revolving Loan in excess of such Revolving Lender's Ratable Portion of the Dollar Revolving Available Credit. Within the limits of the Dollar Revolving Commitment of each Dollar Revolving Lender and the Dollar Revolving Available Credit, amounts of Dollar Revolving Loans repaid may be reborrowed by the U.S. Borrower under this Section 2.1(a)(i).

                  (ii) Euro Revolving Commitments. On the terms and subject to the conditions contained in this Agreement, each Euro Revolving Lender severally agrees to make loans in Euro (each a "Euro Revolving Loan") to the U.K. Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Euro Revolving Lender not to exceed such Revolving Lender's Euro Revolving Commitment; provided, however, that at no time shall any Euro Revolving Lender be obligated to make a Euro Revolving Loan in excess of such Euro Revolving Lender's Ratable Portion of the Euro Revolving Available Credit. Within the limits of the Euro Revolving Commitment of each Euro Revolving Lender and the Euro Revolving Available Credit, amounts of Euro Revolving Loans repaid may be reborrowed by the U.K. Borrower under this Section 2.1(a)(ii).

                  Notwithstanding the foregoing, in no event shall the Borrowers be permitted to borrow in excess of the Dollar Equivalent of $10,000,000 of Revolving Loans and Swing Loans on the Closing Date.

                  (b) Term Loan Commitments.

                  (i) U.S. Term Commitments. On the terms and subject to the conditions contained in this Agreement, each U.S. Term Lender severally agrees to make a loan (each a "U.S. Term Loan") in Dollars to the U.S. Borrower on the Closing Date, in an amount equal to such Lender's U.S. Term Commitment. Amounts of U.S. Term Loans repaid or prepaid may not be reborrowed.

                  (ii) Sterling Term Commitments. On the terms and subject to the conditions contained in this Agreement, each Sterling Term Lender severally agrees to make a loan (each a "Sterling Term Loan") in Sterling to the U.K. Borrower on the Closing Date, in an amount equal to such Sterling Term Lender's Sterling Term Commitment. Amounts of Sterling Term Loans repaid or prepaid may not be reborrowed.

                  (iii) Euro Term Commitments. On the terms and subject to the conditions contained in this Agreement, each Euro Term Lender severally agrees to (x) make a loan to the Dutch Borrower on the Closing Date (the "Euro Term-1 Loans") in Euro in an amount equal to such Lender's Euro Term-1 Commitment and
(y) make a loan to the Dutch Borrower on the Closing Date (the "Euro Term-2 Loans" and together with the Euro Term-1 Loans, the "Euro Term Loans") in Euros in an amount equal to such Lender's Euro Term-2 Commitment. For the avoidance of doubt, the Euro Term-1 Loans, on the one hand, and the Euro Term-2 Loans, on the other hand, may not be separately assigned by any Euro Term Lender and each Euro Term Lender shall at all times hold Euro Term-1 Loans and Euro Term-2 Loans in proportion to such Lender's Ratable Portion of the Euro Term Facility. Amounts of Euro Term Loans repaid or prepaid may not be reborrowed.

                  Section 2.2 Borrowing Procedures

                  (a) Revolving Credit Borrowings.

                  (i) Dollar Revolving Facility. Each Dollar Revolving Borrowing shall be made on notice given by the U.S. Borrower to the Administrative Agent not later than 2:00 p.m. (New York time) (i) one Business Day, in the case of a Borrowing of Base Rate Loans and (ii) three Business Days, in the case of a Borrowing of Eurocurrency Rate Loans, prior to the date of the proposed Borrowing. Each such notice shall be in substantially the form of Exhibit C (Form of Notice of Borrowing) (a "Notice of Borrowing") and shall specify (A) the date of such proposed Borrowing, (B) the aggregate amount of such proposed Borrowing, (C) whether any portion of the proposed Borrowing will be of Base Rate Loans or Eurocurrency Rate Loans, (D) for each Eurocurrency Rate Loan, the initial Interest Period or Interest Periods thereof and (E) the Dollar Revolving Available Credit (after giving effect to the proposed Borrowing). Dollar Revolving Loans shall be made as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Each Borrowing shall be in an aggregate amount of not less than the Minimum Currency Threshold.

                  (ii) Euro Revolving Facility. Each Borrowing of Euro Revolving Loans shall be made on a Notice of Borrowing given by the U.K. Borrower to the Administrative Agent not later than 2:00 p.m. (New York time) three Business Days prior to the date of the proposed Borrowing. Each such Notice of Borrowing shall specify (A) the date of such proposed Borrowing, (B) the aggregate amount of such proposed Borrowing, (C) the initial Interest Period or Interest Periods thereof and (D) the Euro Revolving Available Credit (after giving effect to the proposed Borrowing). Each Borrowing shall be in an aggregate amount of not less than the Minimum Currency Threshold.

                  (b) Term Loan Borrowings. All Term Loan Borrowings shall be made on the Closing Date upon receipt of a Notice of Borrowing given by the applicable Borrower to the Administrative Agent not later than 12:00 noon (New York time) (i) one Business Day prior to the Closing Date, in the case of Base Rate Loans and (ii) three Business Days prior to the Closing Date, in the case of a Borrowing of Eurocurrency Rate Loans. The Notice of Borrowing shall specify (A) the Closing Date, (B) the aggregate amount of such proposed Borrowing denominated in the currency in which such Term Loan is to be made,
(C) in the case of U.S. Term Loans, whether any portion of the proposed Borrowings will be Base Rate Loans or Eurocurrency Rate Loans and (D) the initial Interest Period or Interest Periods for any such Eurocurrency Rate Loans. U.S. Term Loans shall be made as Base Rate Loans unless, subject to
Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Each such Term Loan Borrowing shall be in an aggregate amount of not less than the Minimum Currency Threshold. The Dutch Borrower may request by written notice to the Administrative Agent that any Euro Term Lender confirm in writing to the Dutch Borrower that it is a Professional Market Party.

                  (c) Notice to Lenders. The Administrative Agent shall give to each applicable Lender prompt notice of the Administrative Agent's receipt of a Notice of Borrowing and, if Eurocurrency Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to
Section 2.14(a) (Determination of Interest Rate). Each Lender shall, before 11:00 a.m. Local Time on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.), in immediately available funds, such Lender's Ratable Portion of such proposed Borrowing. Upon fulfillment (or due waiver in accordance with Section
11.1 (Amendments, Waivers, Etc.)) (i) on the Closing Date, of the applicable conditions set forth Section 3.1 (Conditions Precedent to Initial Loans) and
(ii) at any time (including the Closing Date), of the applicable conditions set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), and after the Administrative Agent's receipt of such funds, the Administrative Agent shall make such funds available to the applicable Borrower.

                  (d) Funding by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing that such Lender will not make available to the Administrative Agent such Lender's Ratable Portion of such Borrowing (or any portion thereof), the Administrative Agent may assume that such Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of a Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Interbank Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If the applicable Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to such Borrower.

                  (e) Non-Funding Lender. The failure of any Lender to make on the date specified any Loan or any payment required by it (such Lender, during the period of such failure, being a "Non-Funding Lender"), including any payment in respect of its participation in Swing Loans and Letter of Credit Obligations, shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement. Until a Non-Funding Lender cures its failure to make any payment required to be made by it, such Non-Funding Lender shall not be entitled to any portion of the fees payable to such Non-Funding Lender under
Section 2.12(a) (Fees) and no fees shall accrue on any portion of such Non-Funding Lender's Commitments.

                  Section 2.3 Swing Loans

                  (a) On the terms and subject to the conditions contained in this Agreement, each Swing Loan Lender severally agrees to make loans in Dollars to the U.S. Borrower (each a "Swing Loan") otherwise available to the U.S. Borrower under the Dollar Revolving Facility from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding (together with the aggregate outstanding principal amount of any other Swing Loan made by any other Swing Loan Lender) not to exceed the Swing Loan Sublimit; provided, however, that at no time shall any Swing Loan Lender make a Swing Loan to the extent that, after giving effect to such Swing Loan, the principal amount of the Swing Loans outstanding at such time would exceed the Swing Loan Sublimit or the aggregate Dollar Revolving Outstandings would exceed the then effective aggregate Dollar Revolving Commitments. Each Swing Loan shall be a Base Rate Loan (except that, in the sole discretion of any Swing Loan Lender, a Swing Loan made by such Swing Loan Lender may bear interest at a rate equal to the rate that would be applicable to a Dollar Revolving Loan that is a Eurocurrency Rate Loan with an Interest Period of one week; provided that from and after the time of any funding by Revolving Lenders of their risk participations in such Swing Loan as provided below, such Swing Loan shall automatically become a Base Rate Loan) and must be repaid in full within seven days after its making or, if sooner, upon any Dollar Revolving Borrowing hereunder. Each Swing Loan shall in any event mature no later than the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swing Loans repaid may be reborrowed under this clause (a). Each Borrowing shall be in an aggregate amount of not less than the $1,000,000.

                  (b) In order to request a Swing Loan, the U.S. Borrower shall telecopy (or forward by electronic mail or similar means) to the Administrative Agent a duly completed request, in substantially the form of Exhibit D (Form of Swing Loan Request) (each a "Swing Loan Request"), setting forth the name of the Swing Loan Lender that will make such Swing Loan, the requested amount and the date of such Swing Loan, to be received by the Administrative Agent and not later than 1:00 p.m. (New York time) on the day of the proposed Borrowing. The Administrative Agent shall promptly notify the applicable Swing Loan Lender of the details of the requested Swing Loan. Subject to the terms of this Agreement, the specified Swing Loan Lender shall make a Swing Loan in an amount equal to the amount of the requested Borrowing in Dollars available to the Administrative Agent not later than 3:00 p.m. (New York time) on the date of the proposed Borrowing and, in turn, the Administrative Agent shall make such amounts available to the U.S. Borrower. No Swing Loan Lender shall make any Swing Loan in the period commencing on the first Business Day after it receives written notice from the Administrative Agent or any Revolving Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. Subject to the foregoing, no Swing Loan Lender shall otherwise be required to determine whether the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the making of any Swing Loan.

                  (c) Each Swing Loan Lender shall notify the Administrative Agent in writing (which writing may be a telecopy) weekly, by no later than 10:00 a.m. (New York time) on the first Business Day of each week, of the aggregate principal amount of its Swing Loans made by it then outstanding.

                  (d) Each Swing Loan Lender may demand at any time that each Dollar Revolving Lender pay to the Administrative Agent, for the account of such Swing Loan Lender, in the manner provided in clause (e) below, such Dollar Revolving Lender's Ratable Portion of all or a portion of the Swing Loans then outstanding, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of such Swing Loans demanded to be paid, and, whether or not any such notice shall have been given by a Swing Lender, on the CAM Exchange Date immediately before the exchange of participations referred to in Section 9.5 (Collection Allocation Mechanism), each Dollar Revolving Lender shall immediately acquire, without recourse or warranty, an undivided participation in each specified Swing Loan (or, on the CAM Exchange Date, all Swing Loans), and shall make a payment to the Administrative Agent, in immediately available funds, an amount equal to such Dollar Revolving Lender's Ratable Portion of such Swing Loan or Swing Loans pursuant to clause (e) below; provided that no Dollar Revolving Lender shall be required to make such payment in respect of a Swing Loan if a Swing Loan Lender made such Swing Loan after receiving notice from the Administrative Agent or such Lender that a Default has occurred and is continuing.

                  (e) The Administrative Agent shall forward each notice or demand referred to in clause (c) or (d) above to each Dollar Revolving Lender on the day such notice or such demand is received by the Administrative Agent (and on the CAM Exchange Date, the Administrative Agent shall notify the Dollar Revolving Lenders) (except that any such notice or demand received by the Administrative Agent after 2:00 p.m. (New York time) on any Business Day or any such demand received on a day that is not a Business Day shall not be required to be forwarded to the Dollar Revolving Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount of each such Dollar Revolving Lender's Ratable Portion of the aggregate principal amount of the Swing Loans stated to be outstanding in such notice or demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and 2.1(a) (Revolving Credit Commitments) shall have been satisfied (which conditions precedent the Revolving Lenders hereby irrevocably waive), each such Dollar Revolving Lender shall, without regard to any right of set-off or other claim of such Lender against the applicable Swing Loan Lender, be unconditionally obligated to (except as provided above if a Swing Loan Lender made a Swing Loan after receiving notice from the Administrative Agent or such Lender that a Default has occurred and is continuing), and shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Dollar Revolving Lender's receipt of such notice (other than any notice delivered under clause (c) above) or demand, make available to the Administrative Agent, in immediately available funds in Dollars, for the account of each Swing Loan Lender, the amount specified in such statement. Upon such payment by a Dollar Revolving Lender, such Dollar Revolving Lender shall, except on the CAM Exchange Date, be deemed to have made a Dollar Revolving Loan to the U.S. Borrower. Upon the occurrence of the CAM Exchange Date, each Dollar Revolving Lender shall immediately acquire, without recourse or warranty, an undivided participation in each Swing Loan, by payment to the Administrative Agent, in immediately available funds, an amount equal to such Dollar Revolving Lender's Ratable Portion of each Swing Loan. The Administrative Agent shall use such funds to repay the Swing Loans to the applicable Swing Loan Lenders. To the extent that any Dollar Revolving Lender fails to make such payment available to the Administrative Agent for the account of the applicable Swing Loan Lender, the U.S. Borrower shall repay the portion of such Swing Loan equal to the amount of such non-payment on demand. If all or part of such amount is not in fact made available by such Dollar Revolving Lender to the applicable Swing Loan Lender on such date, such Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Dollar Revolving Lender together with interest accrued from such date at the Interbank Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans that are Dollar Revolving Loans.

                  (f) From and after the date on which any Dollar Revolving Lender is deemed to have made a Dollar Revolving Loan or purchases an undivided participation interest with respect to any Swing Loan pursuant to clause (e) above, each Swing Loan Lender shall, subject to Section 9.5 (Collection Allocation Mechanism), promptly distribute to such Dollar Revolving Lender such Dollar Revolving Lender's Ratable Portion of all payments of principal of and interest received by such Swing Loan Lender on account of such Swing Loan (other than those received from a Dollar Revolving Lender pursuant to clause
(e) above).

                  (g) Each Swing Loan Lender may resign at any time by giving written notice thereof to the Administrative Agent and the Borrowers. Such resignation shall be effective on the eighth day following such notice, and the resigning Swing Loan Lender shall be discharged from all of its duties and obligations hereunder on and after such date.

                  Section 2.4 Letters of Credit

                  (a) On the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue at the request of the U.S. Borrower and for the account of the U.S. Borrower (or any Subsidiary) one or more Letters of Credit denominated in Dollars from time to time on any Business Day during the period commencing on the Closing Date and ending on the earlier of the Revolving Credit Termination Date and 30 days prior to the Scheduled Termination Date; provided, however, that each of the Existing Letters of Credit shall be deemed to be a Letter of Credit issued hereunder for all purposes of the Loan Documents and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof; provided, further, however, that no Issuer shall be under any obligation to Issue (and, upon the occurrence of any of the events described in clauses (ii), (iii), (iv) and (v) below, shall not Issue) any Letter of Credit upon the occurrence of any of the following:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator having binding powers shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuer from any Governmental Authority with jurisdiction over such Issuer shall prohibit the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the date of this Agreement or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the date of this Agreement and, in each case, such Issuer in good faith deems such restriction, reserve, capital requirement, unreimbursed loss, cost or expense material to such Issuer;

                  (ii) such Issuer shall have received any written notice of the type described in clause (d) below;

                  (iii) after giving effect to the Issuance of such Letter of Credit, the aggregate Dollar Revolving Outstandings would exceed the aggregate Dollar Revolving Commitments in effect at such time;

                  (iv) after giving effect to the Issuance of such Letter of Credit, the sum of (i) the Letter of Credit Undrawn Amounts at such time and (ii) the Reimbursement Obligations at such time for all Letters of Credit issued by such Issuer exceeds the Letter of Credit Sublimit;

                  (v) such Letter of Credit is requested to be denominated in any currency other than Dollars; or

                  (vi) (A) any fees due in connection with a requested Issuance have not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not reasonably acceptable to such Issuer or
         (C) such Issuer shall not have received, in form and substance reasonably acceptable to it and, if applicable, duly executed by the U.S. Borrower, applications, agreements and other documentation (collectively with any such agreements in effect on the Closing Date with respect to the Existing Letters of Credit, a "Letter of Credit Reimbursement Agreement") such Issuer generally employs in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit.

None of the Revolving Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit.

                  (b) In no event shall the expiration date of any Letter of Credit (i) be more than one year after the date of issuance thereof or (ii) be less than five days prior to the Scheduled Termination Date; provided, however, that, with the consent of the relevant Issuer, any Letter of Credit with a term less than or equal to one year may provide for the renewal thereof for additional periods less than or equal to one year, as long as, (x) on or before the expiration of each such term and each such period, such Issuer shall have the option to prevent such renewal by giving notice on or prior to a date to be agreed between such Issuer and the U.S. Borrower at the time such Letter of Credit is issued and (y) such Issuer shall not permit any such renewal (A) to extend the expiration date of any Letter of Credit beyond the date set forth in clause (ii) above or (B) if prior to the date that is two Business Days prior to the date which such Issuer would be required to provide notice in order to prevent such Letter of Credit from being extended, such Issuer shall have received notice from any Loan Party, the Administrative Agent or any Dollar Revolving Lender that one or more of the conditions precedent set forth in
Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) is not met unless such Issuer has subsequently received notice prior to the date on which such notice of non-renewal is required to be provided that such conditions precedent are satisfied.

                  (c) In connection with the Issuance of each Letter of Credit, the U.S. Borrower shall give the relevant Issuer and the Administrative Agent at least two Business Days' prior written notice, in substantially the form of Exhibit E (Form of Letter of Credit Request) (or in such other written or electronic form as is acceptable to the Issuer), of the requested Issuance of such Letter of Credit (a "Letter of Credit Request"). Such notice shall be irrevocable and shall specify the face amount of the Letter of Credit requested (which shall not be less than $50,000 or such lesser amount acceptable to such Issuer), the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and, in the case of an Issuance, the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 1:00 p.m. (New York time) on the second Business Day prior to the requested Issuance of such Letter of Credit.

                  (d) Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the U.S. Borrower in accordance with such Issuer's usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Dollar Revolving Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) are not on such date satisfied or duly waived and ending when such conditions are satisfied or duly waived. No Issuer shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the Issuance of any Letter of Credit.

                  (e) In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

                  (f) Each Issuer shall:

                  (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the Issuance of any Letter of Credit by it, of all drawings under any Letter of Credit Issued by it and of the payment (or the failure to pay when due) by the U.S. Borrower of any Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Dollar Revolving Lender);

                  (ii) upon the request of any Dollar Revolving Lender, furnish to such Dollar Revolving Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Dollar Revolving Lender;

                  (iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Dollar Revolving Lender requesting the same) and the Company a schedule for Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations, in each case outstanding at the end of each month and any information requested by the Company or the Administrative Agent relating thereto; and

                  (iv) give the Company and the Administrative Agent prompt written notice of all drawings under any Letter of Credit Issued by it.

                  (g) Immediately upon the issuance of a Letter of Credit in accordance with the terms and conditions of this Agreement, the relevant Issuer shall be deemed to have sold and transferred to each Dollar Revolving Lender and each Dollar Revolving Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Dollar Revolving Lender's Ratable Portion of the Dollar Revolving Commitments in such Letter of Credit and the obligations of the U.S. Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

                  (h) The U.S. Borrower agrees to pay to any Issuer the amount of all Reimbursement Obligations owing to such Issuer under any Letter of Credit no later than the date that is the next succeeding Business Day after the U.S. Borrower receives written notice from such Issuer that payment has been made under such Letter of Credit (the "Reimbursement Date"), irrespective of any claim, set-off, defense or other right that the U.S. Borrower may have at any time against such Issuer or any other Person. In the event that such Issuer makes any payment under any Letter of Credit then, until such time as the U.S. Borrower shall have repaid such amount to such Issuer pursuant to this clause (h) or any such payment by the U.S. Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand (except for the one Business Day grace period referred to above) with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Base Rate Loans that are Dollar Revolving Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Base Rate Loans that are Dollar Revolving Loans, and such Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Dollar Revolving Lender of such failure, and each Dollar Revolving Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Dollar Revolving Lender's Ratable Portion of such payment in immediately available funds in Dollars. If the Administrative Agent so notifies such Dollar Revolving Lender prior to 11:00 a.m. (New York time) on any Business Day, such Dollar Revolving Lender shall make available to the Administrative Agent for the account of such Issuer such Dollar Revolving Lender's Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Dollar Revolving Lender, such Dollar Revolving Lender shall, except on the CAM Exchange Date, whether or not the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been satisfied (which conditions precedent the Dollar Revolving Lenders hereby irrevocably waive), be deemed to have made a Base Rate Loan that is a Dollar Revolving Loan to the U.S. Borrower in the principal amount of such payment. Whenever any such Issuer receives from the U.S. Borrower (whether directly or indirectly through the Administrative Agent) a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Dollar Revolving Lender pursuant to this clause (h), such Issuer shall, subject to Section 9.5 (Collection Allocation Mechanism), pay over to the Administrative Agent any amount received in excess of such Reimbursement Obligation and, upon receipt of such amount, the Administrative Agent shall promptly pay over to each Dollar Revolving Lender, in immediately available funds, an amount equal to such Dollar Revolving Lender's Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts all Dollar Revolving Lenders have paid in respect of such Reimbursement Obligation.

                  (i) If and to the extent a Dollar Revolving Lender shall not have so made its Ratable Portion of the amount of the payment required by clause (h) above available to the Administrative Agent for the account of such Issuer, such Dollar Revolving Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Interbank Rate and, thereafter, until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the rate applicable to Base Rate Loans under the Dollar Revolving Facility.

                  (j) The U.S. Borrower's obligation to pay each Reimbursement Obligation and the obligations of the Dollar Revolving Lenders to make payments to the Administrative Agent for the account of the applicable Issuer shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default, and irrespective of any of the following:

                  (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                  (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                  (iii) the existence of any claim, set-off, defense or other right that the U.S. Borrower, any other party guaranteeing, or otherwise obligated with, the U.S. Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                  (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by an Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                  (vi) any other act or omission to act or delay of any kind of an Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the U.S. Borrower's obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of such Issuer to any Loan Party or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, such Issuer may, if it acts with the absence of gross negligence or willful misconduct, accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, such Issuer may, if it acts with the absence of gross negligence or willful misconduct, rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever.

                  (k) Matters Relating to Letters of Credit on CAM Exchange
Date.

                  (i) On the CAM Exchange Date immediately prior to the exchange referred to in Section 9.5 (Collection Allocation Mechanism), each Dollar Revolving Lender shall promptly pay over to the Administrative Agent, in immediately available funds, an amount in Dollars equal to such Lender's Ratable Portion of the Letter of Credit Undrawn Amount, together with interest thereon from the CAM Exchange Date to the date on which such amounts shall be paid to the Administrative Agent, for the first Business Day after payment was first due at the Interbank Rate and, thereafter, until such amount is paid to the Administrative Agent, at a rate per annum equal to the rate applicable to Base Rate Loans under the Dollar Revolving Facility. The Administrative Agent shall establish an account (a "Reserve Account") (in which each Lender shall have an interest as provided herein equal to its Ratable Portion (after giving effect to the CAM Exchange) of the funds on deposit in the Reserve Account) in which it shall deposit all funds received by it with respect to the Letter of Credit Undrawn Amount pursuant to the preceding sentence. The Administrative Agent shall have sole dominion and control over the Reserve Account, and the amounts deposited in the Reserve Account shall be held in the Reserve Account until withdrawn as provided in subparagraph (ii), (iii) or (iv) below. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the Reserve Account in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's Ratable Portion. The amounts held in the Reserve Account shall be held as a reserve against the Letter of Credit Undrawn Amount and shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall not give rise to any additional obligation on the part of any Loan Party to pay interest to the Lenders, it being agreed that fees shall continue to accrue on all outstanding Letters of Credit as otherwise provided in this Section 2.4.

                  (ii) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, (i) the Administrative Agent shall, at the request of the applicable Issuer, withdraw from the Reserve Account any remaining funds on deposit and deliver such amounts to such Issuer in complete satisfaction of the reimbursement obligations of the Dollar Revolving Lenders under clause
         (h) above (but not of the U.S. Borrower). In the event that any Dollar Revolving Lender shall default on its obligation to pay over any amount to the Administrative Agent as provided in subparagraph (i) of this clause (k), the applicable Issuer shall have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under clause (i) above, but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the CAM Exchange. Each other Lender shall have a claim against such Defaulting Lender for any damages sustained by it as a result of such default, including, in the event that such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

                  (iii) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the Administrative Agent shall distribute from the Reserve Account to the Lenders their Ratable Portions of any amount remaining on deposit therein.

                  (iv) Pending any withdrawal of any amount from the Reserve Account as contemplated above, the Administrative Agent will, in its sole discretion, invest such amounts in cash equivalents as may be reasonably selected by it (it being understood that the Administrative Agent shall have no liability for any loss resulting from the sale of any cash equivalent prior to maturity for purposes of making any payment required above).

                  Section 2.5 Reduction and Termination of the Commitments

                  (a) The U.S. Borrower or the U.K. Borrower may, upon at least three Business Days' prior notice to the Administrative Agent and without premium or penalty (but subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans)), terminate in whole or reduce in part the unused portions of the respective Revolving Credit Commitments of the Revolving Lenders under the Dollar Revolving Facility or the Euro Revolving Facility or, prior to the Closing Date, the unused portions the Term Loan Commitments of the Term Loan Lenders; provided, however, that each partial reduction shall be in an aggregate amount of not less than the Minimum Currency Threshold. Any unused Term Loan Commitment shall terminate at 5:00 p.m. (New York time) on the Closing Date.

                  (b) The then current Revolving Credit Commitments shall be reduced ratably among the Revolving Credit Facilities on each date on which a prepayment of Revolving Loans or Swing Loans is made pursuant to Section 2.9(a) (Mandatory Prepayments) or would be required to be made had the outstanding Revolving Loans and Swing Loans equaled the Revolving Credit Commitments then in effect, in each case, in the amount of such prepayment (or deemed prepayment) (and the Revolving Credit Commitment of each Revolving Lender shall be reduced by its Ratable Portion of such amount).

                  Section 2.6 Repayment of Loans

                  (a) The U.S. Borrower promises to repay in Dollars the entire unpaid principal amount of the Dollar Revolving Loans and the Swing Loans on the Revolving Credit Termination Date. The U.K. Borrower promises to repay in Euros the entire unpaid principal amount of the Euro Revolving Loans on the Revolving Credit Termination Date.

                  (b) The U.S. Borrower promises to repay the U.S. Term Loans at the dates and in the amounts set forth below:

--------------------------------------- --------------------------------------
                 Date                                    Amount
--------------------------------------- --------------------------------------
12/31/05                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/06                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/06                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/06                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/06                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/07                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/07                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/07                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/07                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/08                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/08                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/08                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/08                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/09                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/09                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/09                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/09                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/10                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/10                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/10                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/10                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/11                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/11                                                $1,000,000
--------------------------------------- --------------------------------------
09/30/11                                                $1,000,000
--------------------------------------- --------------------------------------
12/31/11                                                $1,000,000
--------------------------------------- --------------------------------------
03/31/12                                                $1,000,000
--------------------------------------- --------------------------------------
06/30/12                                                $1,000,000
--------------------------------------- --------------------------------------
U.S. Term Loan Maturity Date $373,000,000
--------------------------------------- --------------------------------------

provided, however, that the U.S. Borrower shall repay the entire unpaid principal amount of the U.S. Term Loans on the U.S. Term Loan Maturity Date.

                  (c) The U.K. Borrower promises to repay in Sterling the Sterling Term Loans at the dates and in the amounts set forth below:

------------------------------------- ------------------------------------------
                Date                                    Amount
------------------------------------- ------------------------------------------
12/31/05                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
03/31/06                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
06/30/06                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
09/30/06                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
12/31/06                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
03/31/07                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
06/30/07                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
09/30/07                                              (pound)1,589,319.77
------------------------------------- ------------------------------------------
12/31/07                                              (pound)3,178,639.54
------------------------------------- ------------------------------------------
03/31/08                                              (pound)3,178,639.54
------------------------------------- ------------------------------------------
06/30/08                                              (pound)3,178,639.54
------------------------------------- ------------------------------------------
09/30/08                                              (pound)3,178,639.54
------------------------------------- ------------------------------------------
12/31/08                                              (pound)4,370,629.37
------------------------------------- ------------------------------------------
03/31/09                                              (pound)4,370,629.37
------------------------------------- ------------------------------------------
06/30/09                                              (pound)4,370,629.37
------------------------------------- ------------------------------------------
09/30/09                                              (pound)4,370,629.37
------------------------------------- ------------------------------------------
12/31/09                                              (pound)5,165,289.26
------------------------------------- ------------------------------------------
03/31/10                                              (pound)5,165,289.26
------------------------------------- ------------------------------------------
06/30/10                                              (pound)5,165,289.26
------------------------------------- ------------------------------------------
Term Loan A Maturity Date                             (pound)5,165,289.27
------------------------------------- ------------------------------------------

provided, however, that the U.K. Borrower shall repay the entire unpaid principal amount of the Sterling Term Loans on the Term Loan A Maturity Date.

                  (d) The Dutch Borrower promises to repay in Euros the Euro Term Loans at the dates and in the amounts set forth below:

------------------------------------- ------------------------------------------
Date                                                    Amount
------------------------------------- ------------------------------------------
12/31/05                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
03/31/06                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
06/30/06                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
09/30/06                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
12/31/06                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
03/31/07                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
06/30/07                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
09/30/07                                              (euro)1,706,210.61
------------------------------------- ------------------------------------------
12/31/07                                              (euro)3,412,421.21
------------------------------------- ------------------------------------------
03/31/08                                              (euro)3,412,421.21
------------------------------------- ------------------------------------------
06/30/08                                              (euro)3,412,421.21
------------------------------------- ------------------------------------------
09/30/08                                              (euro)3,412,421.21
------------------------------------- ------------------------------------------
12/31/08                                              (euro)4,692,079.17
------------------------------------- ------------------------------------------
03/31/09                                              (euro)4,692,079.17
------------------------------------- ------------------------------------------
06/30/09                                              (euro)4,692,079.17
------------------------------------- ------------------------------------------
09/30/09                                              (euro)4,692,079.17
------------------------------------- ------------------------------------------
12/31/09                                              (euro)5,545,184.47
------------------------------------- ------------------------------------------
03/31/10                                              (euro)5,545,184.47
------------------------------------- ------------------------------------------
06/30/10                                              (euro)5,545,184.47
------------------------------------- ------------------------------------------
Term Loan A Maturity Date                             (euro)5,545,184.45
------------------------------------- ------------------------------------------

provided, however, that the Dutch Borrower shall repay the entire unpaid principal amount of the Euro Term Loans on the Term Loan A Maturity Date; provided, further, that any prepayment pursuant to this clause (d) shall first be applied to the prepayment of the Euro Term-2 Loans prior to being applied to any prepayment of the Euro Term-1 Loans.

                  Section 2.7 Promissory Notes

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of each Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (b) (i) The Administrative Agent, acting as agent of the Borrowers solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section 11.8 (Notices, Etc.) a record of ownership (the "Register") in which the Administrative Agent agrees to register by book entry the Administrative Agent's, each Lender's and each Issuer's interest in each Loan, each Letter of Credit and each Reimbursement Obligation, and in the right to receive any payments hereunder and any assignment of any such interest or rights. In addition, the Administrative Agent, acting as agent of the Borrowers solely for this purpose and for tax purposes, shall establish and maintain accounts in the Register in accordance with its usual practice in which it shall record (i) the names and addresses of the Lenders and the Issuers, (ii) the Commitments of each Lender from time to time, (iii) the amount of each Loan made and, if a Eurocurrency Rate Loan, the Interest Period applicable thereto, (iv) the amount of any principal or interest due and payable, and paid, by each Borrower to, or for the account of, each Lender hereunder, (v) the amount that is due and payable, and paid, by each Borrower to, or for the account of, each Issuer, including the amount of Letter Credit Obligations (specifying the amount of any Reimbursement Obligations) due and payable to an Issuer, and (vi) the amount of any sum received by the Administrative Agent hereunder from each Borrower, whether such sum constitutes principal or interest (and the type of Loan to which it applies), fees, expenses or other amounts due under the Loan Documents and each Lender's and Issuer's, as the case may be, share thereof, if applicable.

                  (ii) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including the Notes in respect of such Loans) and the Reimbursement Obligations are registered obligations and the right, title, and interest of the Lenders and the Issuers and their assignees in and to such Loans or Reimbursement Obligations, as the case may be, shall be transferable only upon notation of such transfer in the Register and in compliance with
Section 11.2 (Assignments and Participations). In no event is any Note to be considered a bearer instrument or bearer obligation. This Section 2.7(b) and
Section 11.2 (Assignments and Participations) shall be construed so that the Loans and Reimbursement Obligations are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations).

                  (c) The entries made in the Register and in the accounts therein maintained pursuant to clauses (a) and (b) above shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of each Borrower to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the Issuers shall treat each Person whose name is recorded in the Register as a Lender or as an Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or Issuer shall be available for inspection by the Borrowers, the Administrative Agent, such Lender or such Issuer at any reasonable time and from time to time upon reasonable prior notice.

                  (d) The U.K. Borrower and the Dutch Borrower will execute and deliver a Note or Notes into the Administrative Agent which shall be issued outside of Australia in respect of the Loans to such Borrower by each Lender, substantially in the forms of Exhibit B-1 (Form of Revolving Credit Note) or Exhibit B-2 (Form of Term Note), respectively. Notwithstanding any other provision of the Agreement, in the event that any Lender requests that any Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by such Borrower hereunder, such Borrower shall promptly execute and deliver a Note or Notes (in the case of a Note executed by the U.K. Borrower or the Dutch Borrower, such Notes to be issued outside of Australia) to such Lender evidencing any Term Loans and Revolving Loans, as the case may be, of such Lender to such Borrower, substantially in the forms of Exhibit B-1 (Form of Revolving Credit Note) or Exhibit B-2 (Form of Term Note), respectively; provided, that the principal amount of the applicable Notes issued to the Administrative Agent in respect of the Loans of such Lender shall be automatically appropriately reduced in connection with the delivery to a Lender of Notes in respect of such Lender's Loans to the U.K. Borrower or the Dutch Borrower.

                  (e) If requested by any Swing Loan Lender, the U.S. Borrower will execute and deliver a Swing Loan Note in respect of the Swing Loans to the U.S. Borrower by such Swing Loan Lender.

                  Section 2.8 Optional Prepayments

                  (a) Revolving Loans. The U.S. Borrower and the U.K. Borrower may prepay without premium or penalty the outstanding principal amount of any or all of the Dollar Revolving Loans, Euro Revolving Loans and Swing Loans, as applicable, in whole or in part at any time in the applicable currencies; provided, however, that if any prepayment of any Eurocurrency Rate Loan is made by a Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay all interest and fees accrued to the date of such prepayment on the principal amount prepaid and any amount owing pursuant to
Section 2.14(d) (Special Provisions Governing Eurocurrency Rate Loans); provided, further, that each partial prepayment shall be an aggregate principal amount not less than the applicable Minimum Currency Threshold. Upon the giving of such notice of prepayment, the principal amount of Revolving Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

                  (b) Term Loans. Any Borrower may, upon at least three Business Days' prior notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay without premium or penalty in the applicable currency the outstanding principal amount of the U.S. Term Loans, Sterling Term Loans and the Euro Term Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Eurocurrency Rate Loan is made by a Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay any amounts owing pursuant to Section 2.14(d) (Special Provisions Governing Eurocurrency Rate Loans); provided, further, that each partial prepayment shall be in an aggregate amount not less than the Minimum Currency Threshold and that any such partial prepayment shall be applied to reduce the remaining installments of the outstanding principal amount of the Term Loans as directed by the Company; and provided, further, that any optional prepayment of Euro Term Loans shall first be applied to prepay the Euro Term-2 Loans prior to being applied to any prepayment of the Euro Term-1 Loans. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

                  Section 2.9 Mandatory Prepayments

                  (a) Net Cash Proceeds. The Borrowers shall immediately prepay the Loans in accordance with clause (c) below upon receipt by any Borrower or any of its Subsidiaries of Net Cash Proceeds arising from:

                  (i) subject to clause (c) below, any Asset Sale (other than an Asset Sale permitted by clause (a), (c), (d), (e), (h), (k), (l),
         (m), (n) or (o) of Section 8.4 (Asset Sales)), or Property Loss Event, in an amount equal to 100% of such Net Cash Proceeds in excess of the Dollar Equivalent of $5,000,000 in the aggregate in any Fiscal Year;

                  (ii) any Debt Issuance (x) under clause (i) of the definition thereof in an amount equal to 100% of such Net Cash Proceeds and (y) under clause (ii) of the definition thereof in an amount equal to 50% of such Net Cash Proceeds; and

                  (iii) any Equity Issuance (other than an Excluded Issuance), in an amount equal to 50% of such Net Cash Proceeds.

                  (b) Excess Cash Flow. The Borrowers shall prepay the Term Loans in accordance with clause (c) below, within 100 days after the last day of each Fiscal Year commencing with the Fiscal Year ending December 31, 2006, in an amount equal to 50% of Excess Cash Flow for the previous Fiscal Year; provided, however, that, if the Leverage Ratio as of the last day of such Fiscal Year is less than (i) 3.25 to 1, then such percentage shall be reduced to 25% or (ii) 2.75 to 1.0, then such percentage shall be further reduced to 0%; provided, further, that the Borrowers' obligations to prepay Term Loans pursuant to this clause (b) shall be reduced in an amount equal to the aggregate Dollar Equivalent amount of Term Loans optionally prepaid by the Borrowers pursuant to Section 2.8(b) (Optional Prepayments) during such Fiscal Year.

                  (c) Application of Payments. Subject to the provisions of
Section 2.13(g) (Payments and Computations), any prepayments made by the Borrowers required to be applied in accordance with this clause (c) shall be applied as follows: first, to repay the outstanding principal balance of the Term Loans (and with respect to any Facility, pro rata to remaining scheduled amortization thereunder), on a pro rata basis based on the then outstanding Dollar Equivalent amount among the U.S. Term Loans, the Sterling Term Loans and the Euro Term Loans until such Term Loans shall have been prepaid in full; second, to repay the outstanding principal balance of any Swing Loan until such Swing Loan shall have been repaid in full; third, to repay the outstanding principal balance of the Revolving Loans until such Revolving Loans shall have been paid in full; and fourth, to provide cash collateral for any Letter of Credit Obligations in an amount equal to 105% of such Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth therein; provided, however, that
(A) upon a Deferred Prepayment Event, the prepayments required under clauses first through fourth above shall be reduced by the Deferred Prepayment Amount in respect of such Deferred Prepayment Event and (B) on the Deferred Prepayment Date, the remaining balance of such Deferred Prepayment Amount shall be applied in accordance with clauses first through fourth above.

                  (d) Overadvance. If at any time, (i) the aggregate principal amount of Dollar Revolving Outstandings exceeds the aggregate Dollar Revolving Commitments at such time, the U.S. Borrower shall forthwith prepay the Swing Loans first and then the Dollar Revolving Loans then outstanding in an amount equal to such excess or (ii) the Euro Revolving Outstandings exceeds the aggregate Euro Revolving Commitments at such time, the U.K. Borrower shall forthwith prepay the Euro Revolving Loans then outstanding in an amount equal to such excess; provided, however, that in the case of this clause (ii), to the extent such excess results solely by reason of a change in exchange rates, the U.K. Borrower shall not be required to make such prepayment unless the amount of such excess causes the Euro Revolving Outstandings to exceed 105% of the Euro Revolving Commitments. If any such excess remains after repayment in full of the aggregate outstanding Swing Loans and Dollar Revolving Loans, the U.S. Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) in an amount equal to 105% of such excess.

                  (e) Notwithstanding clause (c) above, if the amount of any prepayment of Loans required under this Section 2.9 is required to be applied to prepay any Loans (other than U.S. Term Loans and Dollar Revolving Loans that are Base Rate Loans) (an "Excess Amount"), only the portion of the amount of such prepayment as is equal to the amount required to be applied to prepay such Base Rate Loans shall be immediately prepaid and, at the election of the Company, the Excess Amount shall be either (A) deposited in an escrow account on terms reasonably satisfactory to the Administrative Agent and applied to the prepayment of Eurocurrency Loans on the last day of the then next-expiring Interest Period for each applicable class of Eurocurrency Loans; provided that
(i) interest in respect of such Excess Amount shall continue to accrue thereon at the rate provided hereunder for the Loans which such Excess Amount is intended to repay until such Excess Amount shall have been used in full to repay such Loans and (ii) at any time while an Event of Default has occurred and is continuing, the Administrative Agent may, and upon written direction from the Requisite Facility Lenders under the applicable Facility shall, apply any or all proceeds then on deposit to the payment of such Loans under the applicable Facility in an amount equal to such Excess Amount or (B) prepaid immediately, together with any amounts owing to the Lenders under Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans).

                  Section 2.10 Interest

                  (a) Rate of Interest.

                  (i) Subject to the terms and conditions set forth in this Agreement, at the option of the U.S. Borrower, all Dollar Revolving Loans and U.S. Term Loans shall be made as Base Rate Loans or Eurocurrency Rate Loans; provided, however, that all such Loans shall be made as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans), the Notice of Borrowing specifies that all or a \portion thereof shall be Eurocurrency Rate Loans. All Swing Loans shall, except as provided in Section
2.3 (Swing Loans), be made as Base Rate Loans, and all Euro Revolving Loans, Sterling Term Loans and Euro Term Loans shall be made as Eurocurrency Rate Loans.

                  (ii) All Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:

                  (A) if a Base Rate Loan, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time and (B) the Applicable Margin;

                  (B) if a Eurocurrency Rate Loan, at a rate per annum equal to the sum of (x) the Eurocurrency Rate determined for the applicable Interest Period, (y) the Applicable Margin in effect from time to time during such Interest Period and (z) in the case of any such Loan made by a Lender from an office located in the United Kingdom, Mandatory Costs;

                  (C) for all other Obligations, at a rate per annum equal to the sum of (x) the Base Rate as in effect from time to time and (y) the Applicable Margin for U.S. Term Loans.

                  (b) Interest Payments. (i) Interest accrued on each Base Rate Loan (other than Swing Loans) shall be payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such day following the making of such Base Rate Loan, (B) in the case of Base Rate Loans that are Term Loans, upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan, (ii) interest accrued on Swing Loans shall be payable in arrears on the first Business Day of the immediately succeeding calendar quarter, (iii) interest accrued on each Eurocurrency Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three months, on each date during such Interest Period occurring every three months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurocurrency Rate Loan, and (iv) interest accrued on the amount of all other Obligations shall be payable promptly on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

                  (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, during the continuance of an Event of Default arising under clause (a) or (b) of Section 9.1 (Events of Default), the past due amount of principal and interest of all Loans and the amount of all other Obligations then due and payable shall bear interest at a rate (the "Default Rate") that is two percent per annum in excess of the rate of interest applicable to such Loans or other Obligations from time to time. Such interest shall be payable on the date that would otherwise be applicable to such interest pursuant to clause (b) above or otherwise on demand.

                  Section 2.11 Conversion/Continuation Option

                  (a) The U.S. Borrower may elect at any time on any Business Day to convert Base Rate Loans (other than Swing Loans) or any portion thereof to Eurocurrency Rate Loans and at the end of any applicable Interest Period, to convert Eurocurrency Rate Loans or any portion thereof into Base Rate Loans or to continue such Eurocurrency Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurocurrency Rate Loans for each Interest Period must be not less than the Minimum Currency Threshold. The U.K. Borrower and the Dutch Borrower may elect the length of the new Interest Period or Interest Periods with respect to such Borrower's Eurocurrency Rate Loans at the end of the then current Interest Period with respect to such Loans; provided, however, that the aggregate amount of the Eurocurrency Rate Loans for each Interest Period must be not less than the Minimum Currency Threshold. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with such Lender's Ratable Portion. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least three Business Days' prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Eurocurrency Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion.

                  (b) The Administrative Agent shall promptly notify each applicable Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurocurrency Rate Loans, and no continuation in whole or in part of Dollar Revolving Loans or U.S. Term Loans that are Eurocurrency Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (A) an Event of Default shall have occurred and be continuing or (B) the continuation of, or conversion into, a Eurocurrency Rate Loan would violate any provision of Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans). If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to continue any Eurocurrency Rate Loans for an additional Interest Period or to convert any such Loans (and, in the case of Loans to the U.K. Borrower or the Dutch Borrower, if an Event of Default shall have occurred and is continuing at the end of any Interest Period), then, upon the expiration of the applicable Interest Period, Loans denominated in Dollars shall be automatically converted to Base Rate Loans and Loans denominated in Euros or Sterling shall be automatically continued as Eurocurrency Rate Loans with an Interest Period of one month. Each Notice of Conversion or Continuation shall be irrevocable.

                  Section 2.12 Fees

                  (a) Unused Commitment Fees. (i) The U.S. Borrower agrees to pay, in immediately available funds in Dollars, to each Dollar Revolving Lender a commitment fee on the actual daily amount by which the Dollar Revolving Commitment of such Dollar Revolving Lender exceeds such Lender's Ratable Portion of the sum of (A) the aggregate outstanding principal amount of Dollar Revolving Loans and (B) the Letter of Credit Undrawn Amounts and (ii) the Dutch Borrower and the U.K. Borrower, jointly and severally, agree to pay to each Euro Revolving Lender a commitment fee on the actual daily amount by which the Euro Revolving Commitment of such Euro Revolving Lender exceeds such Euro Revolving Lender's Ratable Portion of the aggregate outstanding principal amount of Euro Revolving Loans (each an "Unused Commitment Fee"), in each case, from the date hereof through the Revolving Credit Termination Date at the Commitment Fee Rate, payable in arrears (x) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the Closing Date and (y) on the Revolving Credit Termination Date. For the avoidance of doubt, any Swing Loans outstanding shall reduce the Dollar Revolving Commitment of each respective Swing Loan Lender in its capacity as a Dollar Revolving Lender for the purpose of calculating the Unused Commitment Fee with respect to the Dollar Revolving Facility.

                  (b) Letter of Credit Fees. The U.S. Borrower agrees to pay, in immediately available funds in Dollars, the following amounts with respect to Letters of Credit issued by each Issuer:

                  (i) to the Administrative Agent for the account of any Issuer an issuance fee equal to 0.25% per annum of the average daily maximum undrawn face amount of such Letter of Credit issued by such Issuer, for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date;

                  (ii) to the Administrative Agent for the ratable benefit of the Dollar Revolving Lenders and, with respect to each Letter of Credit, a fee accruing at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurocurrency Rate Loans on the average daily maximum undrawn face amount of such Letter of Credit for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date; and

                  (iii) to each Issuer, with respect to the issuance, amendment or transfer of each Letter of Credit issued by such Issuer and each drawing made thereunder, documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

                  (c) Additional Fees. Each Borrower has agreed to pay to the Administrative Agent and the Arrangers additional fees, the amount and dates of payment of which are embodied in the Fee Letter when and to the extent due and payable thereunder.

                  Section 2.13 Payments and Computations

                  (a) Each Borrower shall make each payment hereunder (including fees and expenses) not later than 1:00 p.m. (New York time) on the day when due, in the currency specified herein (or, if no such currency is specified, in Dollars) to the Administrative Agent at the account specified by the Administrative Agent from time to time in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest, fees or other amounts to the Lenders, in accordance with the application of payments set forth in clause (f) or (g) below, as applicable, for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to Section 2.14(c) or
(d) (Special Provisions Governing Eurocurrency Rate Loans), Section 2.16 (Capital Adequacy), or Section 2.17 (Taxes) shall be paid only to the affected Lender or Lenders and amounts payable with respect to Swing Loans shall be paid only to the affected Swing Loan Lender. Payments received by the Administrative Agent after 1:00 p.m. (New York time) shall be deemed to be received on the next Business Day.

                  (b) All computations of (i) interest on Eurocurrency Rate Loans (other than Sterling Term Loans) shall be made by the Administrative Agent on the basis of a year of 360 days and (ii) all fees payable hereunder and interest for Base Rate Loans and Sterling Term Loans shall be made by the Administrative Agent on the basis of 365 or 366 days, as the case may be, in each case, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Each payment by a Borrower of any Loan, Reimbursement Obligation (including interest or fees (but excluding Unused Commitment Fees which shall be paid in Dollars) in respect thereof) and each reimbursement of various costs, expenses or other Obligation shall be made in the currency in which such Loan was made, such Letter of Credit issued or such cost, expense or other Obligation was incurred; provided, however, that other than for payments in respect of a Loan or Reimbursement Obligation, Loan Documents duly executed by the Administrative Agent may specify other currencies of payment for Obligations created by or directly related to such Loan Document.

                  (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurocurrency Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Dollar Revolving Loans or U.S. Term Loans shall be applied as follows: first, to repay such Loans outstanding as Base Rate Loans and then, to repay such Loans outstanding as Eurocurrency Rate Loans, with those Eurocurrency Rate Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods.

                  (e) Unless the Administrative Agent shall have received notice from any Borrower to the Lenders prior to the date on which any payment is due hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each applicable Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have made such payment in full to the Administrative Agent, each applicable Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Interbank Rate for the first Business Day, and, thereafter, at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.

                  (f) Except for payments and other amounts received by the Administrative Agent and applied in accordance with the provisions of clause
(g) below (or required to be applied in accordance with Section 2.8 (Optional Prepayments) or Section 2.9 (Mandatory Prepayments)), all payments and any other amounts received by the Administrative Agent from or for the benefit of any Borrower shall be applied as follows: first, to pay principal of, and interest on, any portion of the Loans the Administrative Agent may have advanced to such Borrower pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or such Borrower, second, to pay all other Obligations of such Borrower then due and payable as set forth in the following sentence and third, as the Company so designates. Payments in respect of Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Lender that has made such Swing Loans; payments in respect of any Revolving Loan received by the Administrative Agent shall be distributed to each Revolving Lender in accordance with such Lender's Ratable Portion of the applicable Revolving Credit Commitments; payments in respect of any Term Loan received by the Administrative Agent shall be distributed to each applicable Term Lender in accordance with such Lender's Ratable Portion thereof; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective Ratable Portions.

                  (g) Each Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Secured Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of Section 2.8 (Optional Prepayments), Section 2.9 (Mandatory Prepayments) or clause (f) above, the Administrative Agent upon the acceleration of the Obligations pursuant to Section 9.2 (Remedies) shall apply all payments received through the enforcement of any Loan Document against any Loan Party in the following order:

                  (i) first, to pay interest on and then principal of any portion of the Loans that are Secured Obligations of such Loan Party that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or any Loan Party;

                  (ii) second, to pay Secured Obligations that are Secured Obligations of such Loan Party in respect of any expense reimbursements or indemnities then due to the Administrative Agent;

                  (iii) third, to pay Secured Obligations that are Secured Obligations of such Loan Party in respect of any expense reimbursements or indemnities then due to the Lenders and Issuers;

                  (iv) fourth, to the ratable payment of all other Secured Obligations of such Loan Party (including any Cash Management Obligations and Hedging Obligations that are Secured Obligations of such Loan Party);

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligations of the applicable Loan Party described in any of clauses (i) through (iv) above, the available funds being applied with respect to any such Secured Obligations of each Loan Party (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligations ratably, based on the proportion of the Administrative Agent's, each Lender's or Issuer's and any other holder's of Secured Obligations interest in the aggregate outstanding Secured Obligations described in the applicable clause. In providing for such allocation, the Administrative Agent shall take into account the provisions of Section 9.5 (Collection Allocation Mechanism) and the CAM Exchange. Notwithstanding the CAM Exchange, any amount received by the Administrative Agent in an Alternate Currency that would otherwise be distributed to any Lender which immediately prior to the CAM Exchange held only Commitments and/or Loans denominated in Dollars shall be converted to Dollars at the then applicable exchange rate by the Administrative Agent prior to being distributed to such Lenders. The order of priority set forth in clauses (i) through (iv) above may at any time and from time to time be changed with the consent of each Lender whose consent would be required pursuant to Section 11.1 (Amendments, Waivers, Etc.) without necessity of notice to or consent of or approval by the Borrowers, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses (i) through (iv) above may be changed only with the prior written consent of the Administrative Agent in addition to that of the Lenders whose consent is required by Section
11.1 (Amendments, Waivers, Etc.).

                  (h) A payment of interest on a Note satisfies the applicable Borrower's obligation to pay an equivalent amount of interest under Section
2.10 (Interest).

                  Section 2.14 Special Provisions Governing Eurocurrency Rate Loans

                  (a) Determination of Interest Rate. The Eurocurrency Rate for each Interest Period for any Eurocurrency Rate Loans shall be determined by the Administrative Agent in good faith pursuant to the procedures set forth in the definition of "Eurocurrency Rate" and the definitions contained therein. The Administrative Agent shall notify the Borrowers of such determination and the Administrative Agent's good faith determination shall be conclusive and binding for all purposes.

                  (b) Interest Rate Unascertainable, Inadequate or Unfair. In the event that (i) the Administrative Agent determines in good faith that by reason of circumstances affecting the relevant market generally adequate and fair means do not exist for ascertaining the applicable interest rate by reference to which the Eurocurrency Rate then being determined is to be fixed or (ii) the Requisite Class Lenders under the affected Facility notify the Administrative Agent that the Eurocurrency Rate for any Interest Period will not adequately reflect the cost to such Lenders as certified by such Lenders and expressed as a rate per annum of making or maintaining such Loans in the applicable currency for such Interest Period, the Administrative Agent shall forthwith send a copy of such notice and certificate to the Company and the Lenders, whereupon (x) each affected Eurocurrency Rate Loan denominated in Dollars shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan and the obligations of the Dollar Revolving Lenders and the U.S. Term Loan Lenders to make Eurocurrency Rate Loans or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended until the Administrative Agent shall notify the Borrowers that the Requisite Class Lenders under the affected Facility have determined that the circumstances causing such suspension no longer exist and (y) each Eurocurrency Rate Loan that is denominated in Euros or Sterling, the affected Eurocurrency Rate Loans shall be made or continued, as the case may be, but with an Interest Period of one month and the amount of interest payable in respect of any such Eurocurrency Loan shall be determined in accordance with the following provisions:

                  (i) if the Administrative Agent so requires, within five days of such notification the Administrative Agent and the U.K. Borrower or the Dutch Borrower, as applicable, shall enter into negotiations with a view to agreeing on a substitute basis for determining the rate of interest (a "Substitute Interest Rate") which may be applicable to affected Eurocurrency Rate Loans in the future and any such Substitute Interest Rate that is agreed shall take effect in accordance with its terms and be binding on each party hereto; provided that the Administrative Agent may not agree on any such Substitute Interest Rate without the prior consent of the Required Class Lenders under each affected Facility;

                  (ii) if no Substitute Interest Rate is agreed pursuant to clause (i) above, any affected Eurocurrency Rate Loan shall bear interest during the subsequent Interest Period at the rate per annum otherwise applicable to Eurocurrency Rate Loans under such Facility, except that in the place of the Eurocurrency Rate, in respect of Eurocurrency Loans denominated in Euros or Sterling, the Administrative Agent shall use the cost to the applicable Lender (as conclusively certified by such Lender in a certificate to the Administrative Agent and the Company and expressed as a rate per annum) and containing a general description of the source selected of funding such Loan from whatever source it shall reasonably select; and

                  (iii) if the Administrative Agent has required the U.K. Borrower or the Dutch Borrower to enter into negotiations pursuant to clause (i) above, the Administrative Agent may (acting on the instructions of the Requisite Class Lenders under the affected Facility) declare that no further Eurocurrency Rate Loans in Euros or Sterling, as applicable, shall be converted, continued or made unless a Substitute Interest Rate has been agreed by the applicable Borrower and the Administrative Agent within 30 days of the Administrative Agent having so required negotiations.

                  (c) Illegality. Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of, or any change in or in the interpretation of, any applicable law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to make Eurocurrency Rate Loans or to continue to fund or maintain Eurocurrency Rate Loans, then, on notice thereof and demand therefor by such Lender to the Company through the Administrative Agent, (x) in the case of U.S. Term Loan or Dollar Revolving Loan, (i) the obligation of such Lender to make or to continue Eurocurrency Rate Loans and to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended, and each such Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurocurrency Rate Loans and (ii) if the affected Eurocurrency Rate Loans are then outstanding, the U.S. Borrower shall immediately convert each such Loan into a Base Rate Loan; provided that if, at any time after a Lender gives notice under this clause (c), such Lender determines that it may lawfully make Eurocurrency Rate Loans, such Lender shall promptly give notice of that determination to the Company and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender and the U.S. Borrower's right to request, and such Lender's obligation, if any, to make Eurocurrency Rate Loans shall thereupon be restored and (y) in the case of any Loan to the U.K. Borrower or the Dutch Borrower, each such Loan shall be repaid at the end of the then current Interest Period.

                  (d) Breakage Costs. In addition to all amounts required to be paid by the Borrowers pursuant to Section 2.10 (Interest), the applicable Borrower shall compensate each Lender, promptly upon written request, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's Eurocurrency Rate Loans to the Borrowers) that such Lender may sustain (i) if for any reason (other than solely by reason of such Lender being a Non-Funding Lender) a proposed Borrowing, conversion into or continuation of Eurocurrency Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by a Borrower or in a telephonic request by a Borrower for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section
2.11 (Conversion/Continuation Option), (ii) if for any reason any Eurocurrency Rate Loan is prepaid (including mandatorily pursuant to Section 2.9 (Mandatory Prepayments)) on a date that is not the last day of the applicable Interest Period or (iii) as a consequence of a required conversion of a Eurocurrency Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause (b) or (c) above. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Eurocurrency Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the applicable Eurocurrency Rate for such period. The Lender making demand for such compensation shall deliver to the Company concurrently with such demand a certificate which includes calculations in reasonable detail as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to such Lender, absent manifest error.

                  (e) Delay in Requests. Notwithstanding anything to the contrary in this Section 2.14, the Borrowers shall not be required to compensate any Person pursuant to this Section 2.14 for any amounts incurred more than ninety days prior to the date that such Person notifies the Borrowers of such Person's intention to claim compensation therefor.

                  Section 2.15 Increased Costs

                  If at any time any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order (other than any change by way of imposition or increase of reserve requirements included in determining the Eurocurrency Rate) or the compliance by such Lender with any guideline, request or directive from any central bank or other Governmental Authority (whether or not having the force of law), shall (i) have the effect of increasing the cost to such Lender of agreeing to make or making, funding or maintaining any Eurocurrency Rate Loans, or (ii) subject any Lender to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes, which are covered solely by Section 2.17 (Taxes) or the imposition of, or any change in the rate of, any Excluded Tax), then the applicable Borrowers shall from time to time, within ten Business Days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate setting forth in reasonable detail as to the amount of such increased cost, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding anything to the contrary in this Section 2.15, the Borrowers shall not be required to compensate any entity pursuant to this
Section 2.15 for any amounts incurred more than ninety days prior to the date that such entity notifies the Borrowers of such entity's intention to claim compensation therefor.

                  Section 2.16 Capital Adequacy

                  Without duplication of any amounts set forth in Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans), if at any time any Lender determines that (a) the adoption of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation or order adopted or modified after the date of this Agreement (or as to which interpretation has changed after the date of this Agreement) or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) given after the date of this Agreement shall have the effect of reducing the rate of return on such Lender's (or any corporation controlling such Lender's) capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, within ten Business Days after demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the applicable Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate setting forth such amounts in reasonable detail submitted to the Company and the Administrative Agent by such Lender shall be conclusive and binding for all purposes absent manifest error. Notwithstanding anything to the contrary in this Section 2.16, the Borrowers shall not be required to compensate any entity pursuant to this Section 2.16 for any amounts incurred more than ninety days prior to the date that such entity notifies the Borrowers of such entity's intention to claim compensation therefor.

                  Section 2.17 Taxes

                  (a) Except as otherwise provided in this Section 2.17, any and all payments by any Loan Party under each Loan Document shall be made free and clear of and without deduction for any and all Indemnified Taxes. If any Indemnified Taxes shall be required by law to be withheld or deducted from or in respect of any sum payable under any Loan Document to any Lender, any Issuer or the Administrative Agent (w) an additional amount shall be payable as may be necessary so that, after making all required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section 2.17) such Lender, such Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (x) the relevant Loan Party shall make such withholdings or deductions, (y) the relevant Loan Party shall pay the full amount withheld or deducted to the relevant taxing authority or other authority in accordance with applicable law and (z) the relevant Loan Party shall deliver to the Administrative Agent evidence of such payment.

                  (b) In addition, each Loan Party agrees to pay any present or future stamp, registration, notarization, documentary or similar taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all interest, penalties or other liabilities with respect thereto, in each case arising from any payment made under any Loan Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes").

                  (c) Each Loan Party shall to the extent that a loss, liability or cost is not compensated for under Sections 2.17(a) and (b), jointly and severally, indemnify each Lender, each Issuer and the Administrative Agent for the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) payable by such Lender, such Issuer or the Administrative Agent (as the case may be) and any reasonable expenses arising therefrom or with respect thereto whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender, such Issuer or the Administrative Agent (as the case may be) makes written demand therefor by providing a certificate that sets forth in reasonable detail the basis and calculations of such Indemnified or Other Taxes.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes by any Loan Party, the relevant Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 11.8 (Notices, Etc.), the original or a certified copy of a receipt evidencing payment thereof or such other evidence of payment reasonably satisfactory to the Administrative Agent.

                  (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any Guaranty, the agreements and obligations of such Loan Party contained in this Section 2.17 shall survive the payment in full of the Obligations.

                  (f) Each Non-U.S. Lender with respect to any Swing Loan, Dollar Revolving Loan or U.S. Term Loan that is legally entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall (v) on or prior to the Closing Date in the case of each Non-U.S. Lender that is a signatory hereto, (w) on or prior to the date of the Assignment and Acceptance pursuant to which such Non-U.S. Lender becomes a Lender the date a successor Issuer becomes an Issuer or the date a successor Administrative Agent becomes the Administrative Agent hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Company and the Administrative Agent, and (z) from time to time if requested by the Company or the Administrative Agent, provide the Administrative Agent and the Company with two completed originals of each of the following, as applicable:

                  (A) IRS Form W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) or any successor form;

                  (B) IRS Form W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor form;

                  (C) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, an IRS Form W-8BEN (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form and a certificate substantially in the form of Exhibit K; or

                  (D) any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.17 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                  (h) If the Administrative Agent or any Lender receives a refund of any taxes (whether received in cash or constructively received as a credit against another tax liability imposed by the same taxing authority) as to which it has been indemnified by the Borrowers or in respect of which additional amounts have been paid under Section 2.17(a) or 2.17(b), it shall pay to the applicable Borrower the portion of such refund that it determines in its sole discretion will leave it, after such payment, in no better or worse after-tax financial position (taking into account all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be) than if the Indemnified Tax giving rise to the payment had not been imposed in the first instance; provided, however, that the Borrowers, upon the request of the Administrative Agent or such Lender, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This clause (h) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

                  (i) The U.K. Borrower shall not be required to make an increased payment or indemnity payment to any Lender, any Issuer or the Administrative Agent under Section 2.17(a) or 2.17(c) above in respect of Indemnified Taxes imposed by the United Kingdom as a deduction or withholding from a payment of interest, if on the date on which the payment falls due:

                  (A) the payment could have been made to the relevant Lender, the relevant Issuer or the Administrative Agent without a deduction or withholding in respect of Indemnified Taxes imposed by the United Kingdom as a deduction or withholding if the Lender was a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty. or any published practice or concession of any relevant taxing authority; or

                  (B) (i) the relevant Lender is a Qualifying Lender solely under subparagraph (b) or subparagraph (d) of the definition of Qualifying Lender;

                  (ii) the Board of the HM Revenue and Customs has given (and not revoked) a direction (a "Direction") under section 349C of the Taxes Act (as that provision has effect on the date on which the relevant Lender became a Party) which relates to that payment and that Lender has received from the Company a certified copy of that Direction; and

                  (iii) the payment could have been made to the Lender without any Tax Deduction in the absence of that Direction; or

                  (C) the relevant Lender is a Qualifying Lender solely under subparagraph (b) or (d) of the definition of Qualifying Lender and it has not, other than by reason of any change after the date of this Agreement in (or in the interpretation, administration, or application of) any law, or any published practice or concession of any relevant taxing authority, given a Tax Confirmation to the Company; or

                  (D) the relevant Lender is a UK Treaty Lender and the U.K. Borrower making the payment that is able to demonstrate that the payment could have been made to the Lender without deduction or withholding in respect of UK tax had that Lender complied with its obligations under Section 2.17(j) below.

                  (j) A Sterling Term Lender or Euro Revolving Lender which is a UK Treaty Lender in respect of Loan to the U.K. Borrower shall (v) within ten Business Days of the Closing Date in the case of each UK Treaty Lender that is a signatory hereto, (w) within ten Business Days of the date of the Assignment and Acceptance pursuant to which such UK Treaty Lender becomes a Lender the date a successor Issuer becomes an Issuer or the date a successor Administrative Agent becomes the Administrative Agent hereunder, (x) on or prior to the date on which any such form or certification is stated on its face to expire, and (y) from time to time if requested by the Company or the Administrative Agent, submit to the tax authorities in its country of incorporation (or, if different, its country of residence for the purposes of the applicable tax treaty) such documents as it is necessary for it to submit in order to apply to HM Revenue and Customs for a direction under any relevant double tax treaty authority that in accordance with such treaty, the U.K. Borrower, need not deduct or withhold from any sum payable to the Lender and, if the tax authorities return the documents to the Lender after certification, the Lender shall reasonably promptly file the documents with HM Revenue & Customs' Centre for Non-Residents.

                  (k) Any Lender making a Euro Term Loan that is entitled to an exemption from or reduction of withholding tax (including backup withholding), with respect to payments under this Agreement shall, at the reasonable request of the Dutch Borrower, deliver to the Dutch Borrower (with a copy to the Administrative Agent), such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate; provided, in each case that a Lender shall not be required to provide any documentation unless it is legally able to do so.

                  Section 2.18 Substitution of Lenders; Change of Lending
Office

                  (a) In the event that (i) (A) any Lender makes a claim under
Section 2.15 (Increased Costs) or Section 2.16 (Capital Adequacy), (B) it becomes illegal for any Lender to continue to fund or make any Eurocurrency Rate Loan and such Lender notifies the Borrowers pursuant to Section 2.14(c) (Illegality), (C) any Loan Party is required to make any payment pursuant to
Section 2.17 (Taxes) (after application of Section 2.17(g)) that is attributable to a particular Lender or (D) any Lender becomes a Non-Funding Lender or, in the case of a Euro Term Lender, ceases to be a Professional Market Party and (ii) in the case of clause (i)(A) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Requisite Class Lenders under the applicable Facility under this Agreement (any such Lender, an "Affected Lender"), the Borrowers may substitute, without novation, any Lender, any other Eligible Assignee or any other Person reasonably acceptable to the Administrative Agent (a "Substitute Institution") for such Affected Lender hereunder, after delivery of a written notice (a "Substitution Notice") by the Borrowers to the Administrative Agent and the Affected Lender within a reasonable time (in any case not to exceed 90 days) after a Responsible Officer of the Company obtains notice of the occurrence of any of the events described in clause (i) above that the Borrowers intend to make such substitution.

                  (b) If the Substitution Notice was properly issued under this
Section 2.18, the Affected Lender shall sell, and the Substitute Institution shall purchase at par plus accrued interest and fees, all rights and claims of such Affected Lender under the Loan Documents and the Substitute Institution shall assume, and the Affected Lender shall be relieved of, the Affected Lender's Commitments and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by Requirements of Law) in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims hereunder) shall be recorded in the Register maintained by the Administrative Agent and shall be effective on (and not earlier than) the later of (i) the receipt by the Affected Lender of its Ratable Portion of the Revolving Credit Outstandings and the Term Loans, together with any other Obligations owing to it, (ii) the receipt by the Administrative Agent of an agreement in form and substance satisfactory to it and the Borrowers whereby the Substitute Institution shall agree to be bound by the terms hereof and (iii) the payment in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a "Lender" hereunder for all purposes of this Agreement having a Commitment in the amount of, or increased by, as applicable, such Affected Lender's Commitment assumed by it and such Commitment of the Affected Lender shall be terminated; provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender.

                  (c) Each Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 2.18, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Note issued in respect of the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.

                  (d) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.14 (Illegality), 2.15 (Increased Costs), 2.16 (Capital Adequacy) or Section 2.17 (Taxes) with respect to such Lender, it shall, if requested by the Borrowers, use its commercially reasonable efforts to designate another lending office for any Loans or Commitments affected by such event or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the reasonable judgment of such Lender, cause that Lender and its respective lending offices to suffer no economic, legal or regulatory disadvantage.

                  Section 2.19 Increase in Commitments

                  (a) Borrower Request. The U.S. Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more new term loan commitments (each, an "Incremental U.S. Term Loan Commitment") by an amount not in excess of $150,000,000 in the aggregate and not less than $50,000,000 individually. Each such notice shall specify the date (each, an "Increase Effective Date") on which the U.S. Borrower proposes that the increased or new Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and which shall be a date on or prior to the fourth anniversary of the Closing Date. The Administrative Agent shall promptly notify each U.S. Term Lender of the such notice and of the proposed terms and conditions therefor agreed between the U.S. Borrower and the Administrative Agent. Each such Lender (and each of their Affiliates and Approved Funds) may, in its sole discretion, commit to participate in such Incremental U.S. Term Loan Commitment by forwarding its commitment therefor to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall allocate, in its sole discretion but in amounts not to exceed for each such Lender the commitment received from such Lender, Affiliate or Approved Fund, the Incremental U.S. Term Loan Commitments to be made on the Increase Effective Date to the U.S. Term Lenders from which it has received such written commitments. If the Administrative Agent does not receive enough commitments from existing U.S. Term Lenders or their respective Affiliates or Approved Funds, the Administrative Agent may, after consultation with the U.S. Borrower, allocate to Eligible Assignees any excess of the proposed amount of such Incremental U.S. Term Loan Commitment agreed with the U.S. Borrower over the aggregate amounts of the commitments received from existing U.S. Term Lenders.

                  (b) Conditions. The increased or new Commitments shall become effective, as of such Increase Effective Date; provided that:

                  (i) each of the conditions set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall be satisfied;

                  (ii) no Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date;

                  (iii) after giving pro forma effect to the borrowings to be made on the Increase Effective Date and to any change in EBITDA concurrently with such borrowings as of the date of the most recent financial statements delivered pursuant to Section 6.1(a) or (b), the U.S. Borrower shall be in compliance with each of the covenants set forth in Article V (Financial Covenants); and

                  (iv) The U.S. Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.

                  (c) Terms of Incremental Term Loans and Incremental Term Loan Commitments. The terms and provisions of the Incremental U.S. Term Loans made pursuant to the Incremental U.S. Term Loan Commitments shall be as follows:

                  (i) terms and provisions of Loans made pursuant to Incremental U.S. Term Loan Commitments ("Incremental U.S. Term Loans") shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the U.S. Term Loans (it being understood that Incremental U.S. Term Loans may be part of the existing tranche of U.S. Term Loans);

                  (ii) the weighted average life to maturity of all new Incremental U.S. Term Loans shall be no shorter than the weighted average life to maturity of the existing U.S. Term Loans;

                  (iii) the maturity date of Incremental U.S. Term Loans (the "Incremental Term Loan Maturity Date") shall not be earlier than the U.S. Term Loan Maturity Date;

                  (iv) the Applicable Margins and any fees payable to the new U.S. Lenders for the Incremental U.S. Term Loans shall be determined by the U.S. Borrower and the applicable new U.S. Lenders; provided, however, that in the event that the "all-in yield" (on a marked-to-market basis) of the Incremental Term Loans exceeds the "all-in yield" for the U.S. Term Loans by more than 50 basis points, the Applicable Margin for the U.S. Term Loans shall be increased such that, after giving effect to such increase, the "all-in-yield" of the U.S. Terms Loans is equal to 50 basis points less than the "all-in-yield" on the Incremental Term Loans.

                  The Incremental U.S. Term Loan Commitments shall be effected by a joinder agreement (the "Increase Joinder") executed by the U.S. Borrower, the Administrative Agent and each Lender making such Incremental U.S. Term Loan Commitment, in form and substance satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.19. In addition, unless otherwise specifically provided herein, all references in the Loan Documents to U.S. Term Loans shall be deemed, unless the context otherwise requires, to include references to Incremental U.S. Term Loans that are U.S. Term Loans made pursuant to this Agreement.

                  (d) Making of Incremental U.S. Term Loans. On any Increase Effective Date on which Incremental U.S. Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender with an Incremental U.S. Term Loan Commitment shall make an Incremental U.S. Term Loan to the U.S. Borrower in an amount equal to its Incremental U.S. Term Loan Commitment.

                  (e) Equal and Ratable Benefit. The Incremental U.S. Term Loans and Incremental U.S. Term Loan Commitments established pursuant to this paragraph shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Domestic Guarantees and security interests created by the Domestic Collateral Documents. The Domestic Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Domestic Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such class of Incremental U.S. Term Loans or any such Incremental U.S. Term Loan Commitments.

                                  ARTICLE III

                   CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  Section 3.1 Conditions Precedent to Initial Loans

                  The obligation of each Lender to make the Loans requested to be made by it on the Closing Date and the effectiveness of this Agreement with respect to the Existing Letters of Credit are subject to the satisfaction of each of the following conditions precedent on or before November 30, 2005:

                  (a) Certain Documents. Except for items required to be delivered following the Closing Date pursuant to Section 7.11 (Post-Closing Documents), the Administrative Agent shall have received on or prior to the Closing Date (and, to the extent any Borrowing of any Eurocurrency Rate Loans is requested to be made on the Closing Date, with respect of the Notice of Borrowing for such Eurocurrency Rate Loans, at least three Business Days prior to the Closing Date) each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

                  (i) this Agreement, duly executed and delivered by the Borrowers;

                  (ii) the Domestic Guaranty duly executed and delivered by each Domestic Guarantor and each Foreign Guaranty duly executed and delivered by each Foreign Guarantor;

                  (iii) the Domestic Security Agreement, duly executed and delivered by each Domestic Loan Party, together with each of the following, to the extent required by the Domestic Security Agreement:

                           (A) evidence (including a Perfection Certificate
                  certified by a Responsible Officer of the Company) reasonably satisfactory to the Administrative Agent that, upon the filing and recording of instruments delivered at the closing, the Administrative Agent (for the benefit of the Secured Parties) shall have a valid and perfected first priority security interest in all material Collateral of the Domestic Loan Parties (subject to Permitted Collateral Liens) to the extent required by the Domestic Security Agreement, including
                  (x) such documents duly executed and/or delivered, as applicable, by each Domestic Loan Party as the Administrative Agent may reasonably request with respect to the perfection of its security interests in such Collateral (including financing statements under the UCC, patent, trademark and copyright security agreements suitable for filing with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by such Domestic Collateral Documents) and (y) copies of lien search reports as of a recent date listing all recorded Liens on the assets of each Domestic Loan Party;

                           (B) all certificates, instruments and other
                  documents representing all Stock being pledged pursuant to the Domestic Security Agreement required to be delivered to the Administrative Agent pursuant to the Domestic Security Agreement and stock powers for such certificates, instruments and other documents executed in blank;

                           (C) all instruments representing debt instruments,
                  including all Intercompany Notes required to be delivered to the Administrative Agent pursuant to the Domestic Security Agreement duly endorsed in favor of the Administrative Agent or in blank;

                           (D) all Deposit Account Control Agreements (as
                  defined in the Domestic Security Agreement) required by the Domestic Security Agreement, duly executed by the corresponding deposit account bank and the applicable Domestic Loan Party; and

                           (E) all Securities Account Control Agreements (as
                  defined in the Domestic Security Agreement) required by the Domestic Security Agreement duly executed by the appropriate Domestic Loan Party and all relevant "securities intermediaries" (as defined in the UCC);

                  (iv) with respect to each Mortgaged Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary to consummate the Transactions or as shall reasonably be deemed necessary by the Administrative Agent in order for the owner or holder of the fee or leasehold interest constituting such Mortgaged Property to grant the Lien contemplated by the Mortgage with respect to such Mortgaged Property;

                  (v) with respect to each Domestic Mortgage, a policy of title insurance (or marked up title insurance commitment having the effect of a policy of title insurance) insuring the Lien of such Mortgage as a valid first mortgage Lien on the Mortgaged Property and fixtures described therein in the amounts set forth on Schedule 3.1(v) (Title Insurance Amounts) which policy (or such marked-up commitment) (each, a "Title Policy") shall (A) be issued by the Title Company, (B) to the extent necessary, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Administrative Agent, (C) contain a "tie-in" or "cluster" endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), (D) have been supplemented by such endorsements (if such endorsements are available in the applicable jurisdiction, and to the extent a zoning endorsement is not available, in the case of Domestic Mortgaged Property owned in fee a report by the Planning and Zoning Resource Corporation and in the case of Domestic Mortgages which are leasehold mortgages, use commercially reasonable efforts to obtain a zoning letter from the applicable municipality as shall be reasonably requested by the Administrative Agent (including endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, revolving credit, and so-called comprehensive coverage over covenants and restrictions), and (E) contain no exceptions to title other than Permitted Collateral Liens and any other exceptions reasonably acceptable to the Administrative Agent;

                  (vi) with respect to each Domestic Mortgaged Property, such affidavits, certificates, information (including financial data) and instruments of indemnification (including a so-called "gap" indemnification) as shall be required to induce the Title Company to issue the Title Policy/ies and endorsements contemplated above;

                  (vii) evidence reasonably acceptable to the Administrative Agent of payment by the Company of all Title Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Title Policies referred to above;

                  (viii) with respect to each Mortgaged Property, the Company shall have made all notifications, registrations and filings, to the extent required by, and in accordance with, all Governmental Real Property Disclosure Requirements applicable to such Mortgaged Property;

                  (ix) Surveys with respect to each Mortgaged Property in which a Domestic Loan Party has a fee interest and with respect to those Mortgaged Properties in which a Foreign Loan Party has a fee interest as the Administrative Agent may reasonably request; and

                  (x) a Flood Certificate with respect to each Domestic Mortgaged Property.

                  (xi) the Foreign Collateral Documents listed on Schedule 3.1-1 (Foreign Collateral Documents: Secured Obligations), duly executed and delivered by each applicable Foreign Loan Party, together with all items required by such Foreign Collateral Documents to be delivered to the Administrative Agent and any other items reasonably requested by the Administrative Agent for the purpose of confirming that all actions reasonably necessary or desirable to perfect the security interest created by the Foreign Collateral Documents have been taken;

                  (xii) a favorable opinion of (1) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. outside counsel to the Company, in substantially the form of Exhibit G (Form of Opinion of Counsel for the Domestic Loan Parties), (2) outside counsels in the U.K. and Australia and (3) local U.S. counsel to the Loan Parties, in each case, addressed to the Administrative Agent and the Lenders and addressing such matters as the Administrative Agent may reasonably request;

                  (xiii) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, certified, to the extent relevant, as of a recent date by the Secretary of State of the state of organization of such Loan Party (or, if not applicable, by the Secretary or an Assistant Secretary of such Loan Party), together with certificates of such official attesting to the good standing of each such Loan Party (to the extent relevant), or such other evidence of status reasonably satisfactory to the Administrative Agent under the jurisdiction under which such Loan Party is organized;

                  (xiv) a certificate of the Secretary or an Assistant Secretary or a Managing Director of each Loan Party (to the extent relevant) certifying (A) articles or certificates of incorporation (or equivalent Constituent Document) of such Loan Party, (B) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (C) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification and
         (D) the resolutions of such Loan Party's Board of Directors, Board of Supervisory Directors (if any) or shareholders (or equivalent governing bodies) approving and authorizing (in accordance with local law requirements) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party;

                  (xv) a certificate of a Responsible Officer of the Company, stating that the Company (on a Consolidated basis with its Subsidiaries) is Solvent immediately after giving effect to the initial Loans and the application of the proceeds thereof in accordance with Section 7.8 (Application of Proceeds);

                  (xvi) evidence reasonably satisfactory to the Administrative Agent that the insurance policies required by Section 7.4 (Maintenance of Insurance) and any Collateral Document are in full force and effect, together with, unless otherwise agreed by the Administrative Agent, endorsements naming the Administrative Agent, on behalf of the applicable Secured Parties, as an additional insured or loss payee under all insurance policies to be maintained with respect to the properties of each Loan Party;

                  (xvii) Confirmation in writing by each Dutch Loan Party that there is no (central) works council ((centrale) ondernemingsraad) with jurisdiction over the transactions as envisaged by the Loan Documents or that all consultation obligations in respect of the (central) works council with jurisdiction over the transactions as envisaged by the Loan Documents have been complied with and that positive advice has been obtained from such (central) works council as well (in case of the latter) a copy of the an unconditional positive works council advice (advies) as well as the request for the advice from the board of managing directors;

                  (xviii) the Notes required to be issued by the U.K. Borrower and the Dutch Borrower pursuant to Section 2.7(d) (Promissory Notes) (or arrangements satisfactory to the Administrative Agent with respect thereto shall have been made); and

                  (xix) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request.

         (b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, the Arrangers and the Lenders, as applicable, all fees and expenses due and payable on or before the Closing Date (including all such fees described in the Fee Letter).

         (c) Transactions. The Transactions (including the merger of ACCO Finance I into the Company and the release to the Company of the Net Cash Proceeds of the Subordinated Notes from the escrow account established pursuant to the Subordinated Notes Documents) shall have been consummated or shall be consummated simultaneously with or immediately following the initial extensions of credit under the Credit Agreement, in accordance in all material respects, with the Acquisition Documents (without material amendment, modification or waiver thereof unless approved by the Administrative Agent and the Requisite Lenders) and in accordance with the all applicable Requirements of Law.

         (d) Consents, Etc. Each of the Borrowers and their respective Subsidiaries, as applicable, shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow each of the Borrowers and their respective Subsidiaries lawfully (i) to execute, deliver and perform, in all material respects, their respective obligations hereunder and under the Loan Documents to which each of them, respectively, is, or shall be, a party and each other agreement or instrument to be executed and delivered on or before the Closing Date by each of them, respectively, pursuant thereto or in connection therewith, (ii) to create and perfect the Liens on the Collateral to be owned by each of them as contemplated by the Loan Documents and (iii) to consummate the Transactions (other than those contemplated in the Loan Documents), except where the failure to obtain such consent, authorization or Permit or to give such notice or make such filing would not reasonably be expected to restrain, prevent or impose materially burdensome conditions on such Transactions.

                  Section 3.2 Conditions Precedent to Each Loan and Letter of
                              Credit

                  The obligation of each Lender on any date (including the Closing Date) to make any Loan and of each Issuer on any date (including the Closing Date) to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

                  (a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing (or, in the case of Swing Loans, a duly executed Swing Loan Request), and, with respect to any Letter of Credit, the Administrative Agent and the relevant Issuer shall have received a duly executed Letter of Credit Request.

                  (b) Representations and Warranties; No Defaults. On the date of such Loan or Issuance, both before and after giving effect thereto and, in the case of any Loan, to the application of the proceeds thereof:

                  (i) the representations and warranties set forth in Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

                  (ii) no Default shall have occurred and be continuing.

                  (c) No Legal Impediments. The making of the Loans or the Issuance of such Letter of Credit on such date does not violate in any material respect any Requirement of Law on the date of or immediately following such Loan or Issuance of such Letter of Credit and is not enjoined, temporarily, preliminarily or permanently.

                  Each submission by any Borrower to the Administrative Agent of a Notice of Borrowing or a Swing Loan Request and the acceptance by such Borrower of the proceeds of each Loan requested therein, and each submission by any Borrower to an Issuer of a Letter of Credit Request, and the Issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by such Borrower as to the matters specified in clause (b) above on the date of the making of such Loan or the Issuance of such Letter of Credit (except that no opinion need be expressed as to the Administrative Agent's or the Requisite Lenders' satisfaction with any document, instrument or other matter).

                  Section 3.3 Determinations of Initial Borrowing Conditions

                  If at any time after 4:00 p.m., New York time, on August 16, 2005, the Administrative Agent is satisfied that all documents required to be delivered in order to demonstrate that the conditions precedent set forth in
Section 3.1 (Conditions Precedent to Initial Loans) (other than the conditions set forth in clause (c) of such Section) and Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied, then unless the Administrative Agent shall have received notice prior to such time to the contrary from any Lender or any Issuer, the Administrative Agent shall, upon request by the Company, confirm to the Company that the Administrative Agent does not require further documentation to demonstrate that such conditions precedent have been met. Upon provision of such notice by the Administrative Agent to the Company, such conditions precedent shall be deemed for all purposes of this Agreement to be satisfied in connection with the borrowing of the Loans to be made on the Closing Date (provided that the conditions precedent set forth in the following paragraph are satisfied prior to 2:00 pm New York time on August 17, 2005) and such notification shall be binding on the Borrowers, the Administrative Agent, each Issuer and each Lender for all purposes of this Agreement (it being understood that nothing contained in this Section 3.3 shall operate as a waiver of any remedy available following the funding of the Loans to be made on the Closing Date as a result of a breach of a representation or warranty by any Borrower).

                  Upon provision by the Administrative Agent of the confirmation contemplated above, the condition set forth in Section 3.1(c) (Conditions Precedent to Initial Loans) shall be deemed to be satisfied upon receipt by the Administrative Agent prior to 2:00 pm New York time on August 17, 2005 of (i) an officer's certificate of a Responsible Officer of the Company (x) attaching true and complete copies of the Acquisition Documents,
(y) attaching copies of the officers' certificates delivered by Seller and GBC pursuant to the Acquisition Agreement relating to the accuracy of the representations and warranties and perfomance of covenants contained therein, and (z) stating that the merger of Acquistion Sub into GBC has occurred and
(ii) such other confirmations as the Administrative Agent may reasonably request to demonstrate that (x) the Net Cash Proceeds of the Subordinated Notes will be released from the escrow account substantially concurrently with the funding of the Term Loans, (y) all indebtedness of the Company, GBC and their Subsidiaries to be repaid or called for redemption on the date of funding of the Loans to be made on the Closing Date will be repaid (or funds deposited with the trustee, in the case of a redemption) substantially contemporaneously with the funding of the Loans and (z) the merger of Acquisition Sub into GBC has occurred.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, each Borrower represents and warrants each of the following to the Lenders, the Issuers and the Administrative Agent, on and as of the Closing Date and after giving effect to the Transactions to be consummated on the Closing Date (and, to the extent relating to ownership, capitalization and matters reasonably related thereto, the Transactions to be consummated within the time periods specified on Exhibit A to Schedule VII (Specified Restructuring Transactions) which the Borrowers represent and warrant shall be completed within the time periods specified therein) and the making of the Loans and the other financial accommodations on the Closing Date and on and as of each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit) (except to the extent such representations and warranties are expressly made as of a specified date, in which case such representations and warranties shall be true as of such specified date).

                  Section 4.1 Corporate Existence; Compliance with Law

                  Each of the Borrowers and their respective Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent that such concept exists in such jurisdiction), (b) is duly qualified to do business as a foreign entity and in good standing (to the extent that such concept exists in such jurisdiction) under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect, (c) has all requisite corporate or other organizational power and authority to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted and to pledge and mortgage (or, at the time of its execution and delivery of the Collateral Documents to which its is a party, will have requisite corporate or organizational power and authority to pledge and mortgage) its properties constituting Collateral, (d) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, have a Material Adverse Effect and (e) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for Permits, filings or notices that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, have a Material Adverse Effect.

                  None of the Borrower, any Subsidiary of the Borrower or any Affiliate of the Borrower or any Guarantor (i) is a Sanctioned Person, (ii) has more than 10% of its assets in Sanctioned Entities, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Persons. The proceeds of any Loan will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Entity.

                  Section 4.2 Corporate Power; Authorization; Enforceable
                              Obligations

                  (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the Transactions:

                  (i) are (or at the time it is required to execute and deliver the Loan Documents to which it is a party, will be) within such Loan Party's corporate, limited liability company, partnership or other comparable powers;

                  (ii) have been or, at the time of delivery thereof pursuant to Article III (Conditions To Loans And Letters Of Credit), will have been duly authorized by all necessary action, including the consent of shareholders, partners and members where required;

                  (iii) do not (or at the time it is required to execute and deliver the Loan Documents to which it is a party, will not) and will not (A) contravene such Loan Party's Constituent Documents, (B) violate any other material Requirement of Law applicable to such Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any material order or decree of any Governmental Authority or arbitrator applicable to such Loan Party, (C) result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Acquisition Document or any other Contractual Obligation of such Loan Party except for any breach, default, termination or acceleration that would not, in the aggregate, result in a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of such Loan Party or any of its Subsidiaries, other than those in favor of the Secured Parties pursuant to the Collateral Documents or that would be permitted by
         Section 8.2 (Liens, Etc.); and

                  (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person other than those listed on
         Schedule 4.2 (Consents) and those that have been or will be, prior to the Closing Date, obtained or made, and each of which on the Closing Date will be in full force and effect in all material respects and, with respect to the Collateral, filings and any customary fees in respect thereto required to be paid to perfect the Liens created by the Collateral Documents.

                  (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents will be, when delivered, the valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  Section 4.3 Ownership of Subsidiaries

                  Set forth on Schedule 4.3 (Ownership of Subsidiaries) is a complete and accurate list showing, as of the Closing Date, all Subsidiaries (other than Inactive Subsidiaries) of the Company and, as to each such Subsidiary, the jurisdiction of its organization, and the percentage of the outstanding shares of each class of Stock owned (directly or indirectly) by the Company. Except as set forth on Schedule 4.3 (Ownership of Subsidiaries), as of the Closing Date no Stock of any Subsidiary of the Company is subject to any outstanding option, warrant, right of conversion or purchase of any similar right. All of the outstanding Stock of each Subsidiary of the Company (other than any Inactive Subsidiary) owned (directly or indirectly) by the Company has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Company or a Subsidiary of the Company, free and clear of all Liens (other than Liens permitted by Section 8.2 (Liens, Etc.)), and as of the Closing Date, options, warrants, rights of conversion or purchase or any similar rights. No Borrower owns or holds, directly or indirectly, any Stock of any Person other than Inactive Subsidiaries and Investments permitted by Section 8.3 (Investments).

                  Section 4.4 Financial Statements

                  (a) The (i) balance sheets of each of (x) GBC and its Subsidiaries as of December 31, 2004 and (y) the Company and its Subsidiaries as of December 27, 2004, together, in each case, with the related combined statements of income, stockholders' equity, retained earnings and cash flows of each of GBC and its Subsidiaries and the Company and its Subsidiaries, respectively, for the three most recent Fiscal Years ended on such dates, certified, in each case, by PricewaterhouseCoopers LLP and (ii) unaudited balance sheets of each of (x) GBC and its Subsidiaries as of March 31, 2005 and March 31, 2004 and (y) the Company and its Subsidiaries as of March 25, 2005 and March 25, 2004, together, in each case, with the related statements of income, stockholder's equity, retained earnings and cash flows of GBC and its Subsidiaries and the Company and its Subsidiaries, respectively, for the three-month periods ending on such dates, fairly present in all material respects (subject to, in the case of the unaudited financial statements referred to above, normal year-end audit adjustments and the absence of certain footnotes) the financial condition of GBC and its Subsidiaries and the Company and its Subsidiaries, respectively, as at such dates and the results of the operations of GBC and its Subsidiaries and the Company and its Subsidiaries, respectively, for the period ended on such dates, all in conformity with GAAP and Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934.

                  (b) None of the Company or any of its Subsidiaries has any obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment that is not reflected in the financial statements referred to in clause (a) above or in the notes thereto and not otherwise permitted by this Agreement which could reasonably be expected to have a Material Adverse Effect.

                  (c) The Company has heretofore delivered to the Lenders its unaudited pro forma Consolidated balance sheet and statements of income, stockholder's equity and cash flows as of and for (x) the twelve months ended December 27, 2004 and (y) as of and for the three months ended March 25, 2005, in each case prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the period ending on such date. Such pro forma financial statements (i) have been prepared in good faith by the Company and GBC, in accordance with Regulation S-X and based on the assumptions used to prepare the pro forma financial information contained in the Disclosure Documents and (ii) are based on assumptions believed reasonable by the Company as of the date of delivery thereof.

                  Section 4.5 Material Adverse Effect

                  Since December 27, 2004 there has been no Material Adverse Effect.

                  Section 4.6 Solvency

                  Immediately after giving effect to (a) the Loans and Letter of Credit Obligations to be made or extended on the Closing Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of any Loan Party and (c) the Transactions, the Company individually, and on a Consolidated basis with its Subsidiaries, is Solvent.

                  Section 4.7 Litigation

                  There are no pending or, to the knowledge of any Borrower, threatened actions, investigations or proceedings affecting the Company or any of its Subsidiaries before any court, Governmental Authority or arbitrator as to which there is a reasonable probability of an adverse determination and that, if adversely determined in the aggregate, would have a Material Adverse Effect.

                  Section 4.8 Taxes

                  All federal and material state, provincial, local and foreign income, franchise and other tax returns, reports and statements (collectively, the "Tax Returns") required to be filed by any Borrower or any of its Tax Affiliates have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and material Taxes whether or not reflected therein that are due and payable have been timely paid except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of such Borrower or such Tax Affiliate in conformity with GAAP. All material amounts have been withheld by the Borrowers and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities.

                  None of the Loan Parties or their respective Tax Affiliates has ever been a party to any understanding or arrangement constituting a "tax shelter" within the meaning of Section 6662(d)(2)(C)(iii) of the Code or within the meaning of Section 6111(c) or Section 6111(d) of the Code as in effect immediately prior to the enactment of the American Jobs Creation of 2004, or has ever "participated" in a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4, except as could not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.

                  Section 4.9 Full Disclosure

                  The information (other than financial projections and other forward-looking information) prepared or furnished by or on behalf of the Company or any of its Subsidiaries in connection with this Agreement or the consummation of the Transactions, including on the Closing Date the information contained in the Disclosure Documents, taken as a whole, is complete and correct in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading, in each case in light of all other information provided and the circumstances under which such statements were made. All financial projections and other forward-looking information, if any, that have been or will be prepared by or on behalf of the Borrowers, have been or will be prepared in good faith based upon estimates and assumptions that are believed by management of the Borrowers, to be reasonable at the time made (it being understood that (1) no assurance has been or will be given that any projections or forward-looking information will be achieved, (2) the projections and forward-looking information are not a guaranty of future performance, and (3) actual results may differ from projected or forward-looking results and such differences may be material).

                  Section 4.10 Margin Regulations

                  No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

                  Section 4.11 No Burdensome Restrictions

                  (a) None of the Borrowers or any of their respective Subsidiaries (i) is a party to any Contractual Obligation the compliance with one or more of which would have, in the aggregate, a Material Adverse Effect or
(ii) is subject to one or more charter or corporate restrictions that would, in the aggregate, have a Material Adverse Effect;

                  (b) None of the Borrowers or any of their respective Subsidiaries is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of such Borrower, no other party is in default under or with respect to any Contractual Obligation owed to any Loan Party or to any Subsidiary of any Loan Party, other than, in either case, those defaults that, in the aggregate, would not have a Material Adverse Effect; and

                  (c) To the best knowledge of each Borrower, there are no Requirements of Law applicable to any Loan Party or any Subsidiary of any Loan Party the compliance with which by such Loan Party or such Subsidiary, as the case may be, would, in the aggregate, have a Material Adverse Effect.

                  Section 4.12 Investment Company Act; Public Utility Holding Company Act

                  Neither the Company nor any of its Subsidiaries is required to register as (a) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended or (b) a "holding company" such term is defined and used in the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.13 Use of Proceeds

                  The proceeds of the Loans and the Letters of Credit are being used by the Borrowers solely (a) to finance the Transactions (including payment of fees and expenses in connection therewith) and (b) for working capital and general corporate purposes, including without limitation to make Permitted Acquisitions and other Investments permitted by Section 8.3 (Investments).

                  Section 4.14 Insurance

                  The certificates of insurance delivered pursuant to Section
3.1 (Conditions Precedent to Initial Loans) represent all material insurance maintained by the Company and the Subsidiaries as of the Closing Date with respect to the Loan Parties or the Collateral. All material insurance maintained by the Company and the Subsidiaries is in full force and effect, all premiums then due and payable have been duly paid, the Premises, and the use, occupancy and operation thereof, comply in all material respects with all Insurance Requirements, and there exists no default under any Insurance Requirement. The Company and the Subsidiaries have insurance in such amounts and generally covering such risks and liabilities as are customary for companies of a similar size engaged in similar businesses in similar locations.

                  Section 4.15 Labor Matters

                  (a) There are no strikes, work stoppages, slowdowns or lockouts pending or to the knowledge of any Borrower, threatened against or involving any of the Borrowers or any of their respective Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (b) There are no unfair labor practices, labor grievances, labor complaints or labor arbitrations pending, or, to any Borrower's knowledge, threatened, against or involving any Borrower or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  Section 4.16 ERISA

                  (a) Each employee benefit plan of each Borrower or any of its Subsidiaries intended to qualify under Section 401 of the Code does so qualify, and any trust created thereunder is exempt from tax under the provisions of
Section 501 of the Code, except where such failures, in the aggregate, would not have a Material Adverse Effect.

                  (b) Each Borrower, each of their Subsidiaries and each of their ERISA Affiliates are in compliance with applicable provisions of ERISA, the Code and other Requirements of Law with respect to their employee benefit plans, except for noncompliances that, in the aggregate, would not have a Material Adverse Effect.

                  (c) There has been no, nor is there reasonably expected to occur, any ERISA Event other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (d) None of the Borrowers or any of their respective Subsidiaries or any ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal as of the date hereof from any Multiemployer Plan, except for liability that, in the aggregate, would not have a Material Adverse Effect.

                  Section 4.17 Environmental Matters

                  (a) The operations of the Borrowers and each of their respective Subsidiaries have been and are in substantial compliance with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all Permits required pursuant to Environmental Laws, other than non-compliance that could not have a reasonable likelihood of any of the Borrowers or their respective Subsidiaries incurring material Environmental Liabilities and Costs after the date hereof.

                  (b) There has been no Release or threatened Release on, at, under or from any Real Property or facility presently or formerly owned, leased or operated by any of the Borrowers or any of their respective Subsidiaries, or, to the knowledge of any Borrower, any of their respective predecessors in interest, or in connection with the operations of any such entities that could have a reasonable likelihood of any of the Borrowers or any of their respective Subsidiaries incurring material Environmental Liabilities and Costs.

                  (c) There is no material Environmental Action pending or, to the knowledge of any Borrower, threatened against any Borrower or any of their respective Subsidiaries, or any of their respective predecessors in interest, or relating to the Real Property currently or formerly owned, leased or operated by any of such entity or relating to the operations of any such entity, and, to the knowledge of any Borrower, there are no actions, omissions, activities, circumstances, conditions, events or incidents that could reasonably be expected to form the basis of such an Environmental Action against any Borrower or any of their respective Subsidiaries or any of their respective predecessors in interest.

                  (d) (1) None of the Borrowers or any of their respective Subsidiaries, or, to the knowledge of any Borrower, any of their respective predecessors in interest, is obligated to perform any material Response Action or otherwise incur any material Environmental Cost or Liability pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract, agreement or operation of law, and no such entity is conducting or financing any material Response Action pursuant to any Environmental Law with respect to any location, (2) all known material Environmental Actions involving any such entity or any of their Real Property, facilities, assets or operations have been resolved without ongoing obligations or costs and (3) no circumstances exist that would reasonably be expected to (A) form the basis of a material Environmental Action against any such entity or any of their Real Property, facilities, assets or operations, or (B) cause any such Real Property, facilities, assets or operation to be subject to any restriction on the ownership, occupancy, use or transferability under Environmental Law except for restrictions on occupancy or use which are consistent with the actual occupancy or use of such Real Property as of the Closing Date.

                  (e) No Real Property or facility presently or, to the knowledge of any Borrower, formerly owned, operated or leased by any Borrower or any of their respective Subsidiaries, or any of their respective predecessors in interest, and, to the knowledge of any Borrower, no Real Property or facility presently or formerly used by any such entity is (1) listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA, (2) listed on the Comprehensive Environmental Response, Compensation, and Liability Information System promulgated pursuant to CERCLA or (3) included on any similar list maintained by any Governmental Authority including, without limitation, any such list relating to petroleum, in each case, which would reasonably be expected to result in material Environmental Liabilities and Costs to any Borrower or any of their respective Subsidiaries.

                  (f) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not affect the validity or require the transfer of any Environmental Permit held by any of the Borrowers or any of their respective Subsidiaries under Environmental Law, and will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Environmental Real Property Disclosure Requirements.

                  (g) There are no facts, circumstances or conditions arising out of or relating to the current or former operations of the Borrowers or any of their respective Subsidiaries or any Real Property of such entity or, to the knowledge of any Borrower, any of their respective predecessors in interest or of Real Property owned, operated or leased by any such entity that are reasonably likely to result in any such entity incurring material Environmental Liabilities and Costs.

                  (h) On the Closing Date, no Environmental Lien has attached to any property of any Borrower or any of its Subsidiaries and, to the knowledge of such Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property.

                  (i) On the Closing Date, the Borrowers and each of their respective Subsidiaries have made available to the Lenders copies of all material environmental, health or safety audits, studies, assessments, inspections, investigations or other environmental health and safety reports relating to the operations of each Borrower or any of its Subsidiaries or any Real Property of any of them that are in the possession, custody or control of such Borrower or any of its Subsidiaries.

                  Section 4.18 Intellectual Property

                  The Borrowers and each of their respective Subsidiaries own or license or otherwise have the right to use all material patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, Internet domain names and other intellectual property rights that are necessary for the operations of their respective businesses, taken as a whole, as currently conducted, without infringement upon or conflict with the rights of any other Person with respect thereto, except, in each case, where the failure to own, license or hold such rights would not, in the aggregate have a Material Adverse Effect.

                  Section 4.19 Title; Real Property

                  (a) Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all material Real Property including, without limitation, all Mortgaged Property, and good title to all material personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Company, and none of such properties and assets is subject to any Lien, except Permitted Collateral Liens. The Company and each of its Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents in respect of, and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect, the Company's and its Subsidiaries' right, title and interest in and to all such material property, including, without limitation, all Mortgaged Property.

                  (b) Set forth on Schedule 4.19 (Real Property) is a complete and accurate list as of the Closing Date of all Real Property owned or leased by each Loan Party, showing the current street address (including, the applicable state and other relevant jurisdictions), a designation of whether the Real Property is owned or leased and the Loan Party that is the record owner or lessee (as applicable) thereof.

                  (c) Neither the Company nor any of its Subsidiaries has received any notice, or has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any Mortgaged Property of the Company or any of its Subsidiaries or any part thereof.

                  Section 4.20 Collateral Documents

                  (a) The Domestic Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral described therein and, when (i) UCC financing statements and other filings in appropriate form are filed in the appropriate filing offices and
(ii) upon the taking of possession or control by the Administrative Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Administrative Agent to the extent possession or control by the Administrative Agent is required by the Domestic Security Agreement), the Liens created by the Domestic Collateral Documents shall (to the extent provided therein) be perfected in, all right, title and interest of each Domestic Loan Party in the Collateral of such Domestic Loan Party to the extent that a security interest may be perfected by the filing of a UCC financing statement, fixture filings with respect to each Domestic Mortgaged Property, recordation of a mortgage with respect to each Domestic Mortgaged Property, the execution of a control agreement or the taking of possession of the Collateral in each case subject to no Liens other than Liens permitted by Section 8.2 (Liens, Etc.) and in the case of Mortgaged Properties, Permitted Collateral Liens.

                  (b) The Foreign Collateral Documents are (or, when entered into, will be) effective to create in favor of the Administrative Agent for the benefit of the Foreign Secured Parties, legal, valid and enforceable Liens on, and security interests in, the applicable Collateral described therein and, when the actions required to be taken by the Foreign Collateral Documents have been taken, the Liens created by the Foreign Collateral Documents shall (to the extent provided therein) constitute perfected first priority Liens on, and security interests in, all right, title and interest of the grantors in the applicable Collateral.

                  (c) When the Domestic Security Agreement or a notice thereof is recorded in the United States Copyright Office, the Liens created by such Domestic Security Agreement shall be perfected (to the extent applicable) in, all right, title and interest of each Domestic Loan Party thereunder in the registered copyrights and registered copyright licenses of such Domestic Loan Party to the extent that a security interest may be perfected by the recordation of such security interest in the United States Copyright Office, in each case subject to no Liens other than Liens permitted by Section 8.2 (Liens, Etc.) and only to the extent that priority can be obtained by filing.

                  (d) Each Domestic Mortgage is effective to create, in favor of the Administrative Agent, for its benefit and the benefit of the Secured Parties, legal, valid and enforceable first priority Liens on, and security interests in, all of the applicable Domestic Loan Party's right, title and interest in and to the Domestic Mortgaged Properties thereunder and the proceeds thereof, subject only to Liens permitted by the applicable Mortgage, and when the Mortgages are filed in the offices specified in the local counsel opinion delivered with respect thereto or such other actions are taken as specified in such local counsel opinions in accordance with the provisions of
Section 3.1(a)(xiv) (Conditions Precedent to Initial Loans) hereof, the applicable Domestic Mortgages shall constitute fully perfected (to the extent applicable) first priority Liens on, and security interests in, all right, title and interest of the Domestic Loan Parties in the Domestic Mortgaged Properties and the proceeds thereof, in each case prior in right to any other Person, other than Liens permitted by such Mortgage.

                  (e) Each Collateral Document delivered pursuant to Section
7.10 (Additional Collateral and Guaranties) will, upon execution and delivery thereof, be effective to create in favor of the Administrative Agent, for the benefit of the applicable Secured Parties, legal, valid and enforceable Liens on, and security interests in, all of the applicable Loan Parties' right, title and interest in and to the Collateral thereunder, and when all appropriate filings or recordings are made in the appropriate offices or such other actions are taken as may be required under applicable law, the Liens created by such Collateral Documents will constitute fully perfected (to the extent applicable) first priority Liens on, and security interests in, all right, title and interest of the applicable Loan Parties in such Collateral, in each case subject to Permitted Collateral Liens.

                  Section 4.21 U.K. Pensions

                  Except for the Group Pension Plans:

                  (a) neither the U.K. Borrower nor any of its Subsidiaries is or has at any time been an employer (for the purposes of sections 38 to 51 of the UK Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the UK Pension Schemes Act
1993); and

                  (b) neither the U.K. Borrower nor any of its Subsidiaries is or has at any time since April 27, 2004 been "connected" with or an "associate" (as those terms are used in sections 39 and 43 of the UK Pensions Act 2004) of such an employer.

                  Section 4.22 Dutch Banking Act

                  (a) Assuming that the representation of the Euro Term Lenders in Section 10.10 (Representation by Euro Term Lenders) is true and correct none of the Dutch Loan Parties require a license as a credit institution (kredietinstelling) under Section 6 of the Dutch Banking Act.

                  (b) Each Dutch Loan Party is in compliance with all applicable provisions of the Dutch Banking Act and any implementing regulations, including without limitation the Dutch Exemption Regulation.

                                   ARTICLE V

                              FINANCIAL COVENANTS

                  Each Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following as long as any Obligation (other than any contingent indemnification obligation) remains unpaid or any Revolving Credit Commitment remains in effect and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  Section 5.1 Maximum Leverage Ratio

                  The Company shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

--------------------------------------- ----------------------------------------
        Fiscal Quarter Ending                    Maximum Leverage Ratio
--------------------------------------- ----------------------------------------
          December 31, 2005                            5.00 to 1
--------------------------------------- ----------------------------------------
            March 31, 2006                             5.00 to 1
--------------------------------------- ----------------------------------------
            June 30, 2006                              5.00 to 1
--------------------------------------- ----------------------------------------
          September 30, 2006                           5.00 to 1
--------------------------------------- ----------------------------------------
          December 31, 2006                            4.75 to 1
--------------------------------------- ----------------------------------------
            March 31, 2007                             4.75 to 1
--------------------------------------- ----------------------------------------
            June 30, 2007                              4.75 to 1
--------------------------------------- ----------------------------------------
          September 30, 2007                           4.75 to 1
--------------------------------------- ----------------------------------------
          December 31, 2007                            4.25 to 1
--------------------------------------- ----------------------------------------
            March 31, 2008                             4.25 to 1
--------------------------------------- ----------------------------------------
            June 30, 2008                              4.25 to 1
--------------------------------------- ----------------------------------------
          September 30, 2008                           4.25 to 1
--------------------------------------- ----------------------------------------
          December 31, 2008                            3.75 to 1
--------------------------------------- ----------------------------------------
            March 31, 2009                             3.75 to 1
--------------------------------------- ----------------------------------------
            June 30, 2009                              3.75 to 1
--------------------------------------- ----------------------------------------
          September 30, 2009                           3.75 to 1
--------------------------------------- ----------------------------------------
          December 31, 2009                            3.50 to 1
--------------------------------------- ----------------------------------------
            March 31, 2010                             3.50 to 1
--------------------------------------- ----------------------------------------
            June 30, 2010                              3.50 to 1
--------------------------------------- ----------------------------------------
          September 30, 2010                           3.50 to 1
--------------------------------------- ----------------------------------------
          December 31, 2010                            3.25 to 1
--------------------------------------- ----------------------------------------
            March 31, 2011                             3.25 to 1
--------------------------------------- ----------------------------------------
            June 30, 2011                              3.25 to 1
--------------------------------------- ----------------------------------------
          September 30, 2011                           3.25 to 1
--------------------------------------- ----------------------------------------
          December 31, 2011                            3.25 to 1
--------------------------------------- ----------------------------------------
            March 31, 2012                             3.25 to 1
--------------------------------------- ----------------------------------------
            June 30, 2012                              3.25 to 1
--------------------------------------- ----------------------------------------

                  Section 5.2 Minimum Interest Coverage Ratio

                  The Company shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

---------------------------------------- ---------------------------------------
         Fiscal Quarter Ending               Minimum Interest Coverage Ratio
---------------------------------------- ---------------------------------------
           December 31, 2005                            2.75 to 1
---------------------------------------- ---------------------------------------
            March 31, 2006                              2.75 to 1
---------------------------------------- ---------------------------------------
             June 30, 2006                              2.75 to 1
---------------------------------------- ---------------------------------------
          September 30, 2006                            2.75 to 1
---------------------------------------- ---------------------------------------
           December 31, 2006                            2.75 to 1
---------------------------------------- ---------------------------------------
            March 31, 2007                              2.75 to 1
---------------------------------------- ---------------------------------------
             June 30, 2007                              2.75 to 1
---------------------------------------- ---------------------------------------
          September 30, 2007                            2.75 to 1
---------------------------------------- ---------------------------------------
           December 31, 2007                            3.00 to 1
---------------------------------------- ---------------------------------------
            March 31, 2008                              3.00 to 1
---------------------------------------- ---------------------------------------
             June 30, 2008                              3.00 to 1
---------------------------------------- ---------------------------------------
          September 30, 2008                            3.00 to 1
---------------------------------------- ---------------------------------------
           December 31, 2008                            3.00 to 1
---------------------------------------- ---------------------------------------
            March 31, 2009                              3.00 to 1
---------------------------------------- ---------------------------------------
             June 30, 2009                              3.00 to 1
---------------------------------------- ---------------------------------------
          September 30, 2009                            3.00 to 1
---------------------------------------- ---------------------------------------
           December 31, 2009                            3.00 to 1
---------------------------------------- ---------------------------------------
            March 31, 2010                              3.00 to 1
---------------------------------------- ---------------------------------------
             June 30, 2010                              3.00 to 1
---------------------------------------- ---------------------------------------
          September 30, 2010                            3.00 to 1
---------------------------------------- ---------------------------------------
           December 31, 2010                            3.00 to 1
---------------------------------------- ---------------------------------------
            March 31, 2011                              3.00 to 1
---------------------------------------- ---------------------------------------
             June 30, 2011                              3.00 to 1
---------------------------------------- ---------------------------------------
          September 30, 2011                            3.00 to 1
---------------------------------------- ---------------------------------------
           December 31, 2011                            3.00 to 1
---------------------------------------- ---------------------------------------
            March 31, 2012                              3.00 to 1
---------------------------------------- ---------------------------------------
             June 30, 2012                              3.00 to 1
---------------------------------------- ---------------------------------------

                  Section 5.3 Maximum Capital Expenditures

                  The Borrowers will not, and will not permit any of their Subsidiaries to, make any Capital Expenditures, except that the Borrowers and their Subsidiaries may make Capital Expenditures not exceeding, on a Consolidated basis for the Company and its Subsidiaries, the amount set forth below (the "Base Amount") for each of the Fiscal Years of the Company set forth below:

            Fiscal Year Ended                       Base Amount

            December 31, 2005                       $80,000,000
            December 31, 2006                       $80,000,000
            December 31, 2007                       $70,000,000
            December 31, 2008                       $70,000,000
            December 31, 2009                       $70,000,000
            December 31, 2010                       $70,000,000
            December 31, 2011                       $70,000,000
            December 31, 2012                       $70,000,000

provided that for any period set forth above, the Base Amount set forth above shall be increased by a maximum of 100% of the Base Amount for any such period by carrying over to any such period any portion of the Base Amount (without giving effect to any increase) not spent in the immediately preceding period; provided, further, that (i) any amount carried forward from the previous Fiscal Year shall be deemed to have been utilized prior to the Base Amount for the next Fiscal Year, (ii) for avoidance of doubt, Capital Expenditures for the Fiscal Year ended December 31, 2005 shall include Capital Expenditures made or committed to be made by the Company and its Subsidiaries prior to the Closing Date and (iii) the maximum amount of Capital Expenditures as set forth above may be increased by the amount of Net Cash Proceeds from Asset Sales, Property Loss Events and Excluded Issuances to the extent such amounts, if not reinvested, would otherwise be required to be applied to prepay Loans pursuant to Section 2.9 (Mandatory Prepayments).

                                  ARTICLE VI

                              REPORTING COVENANTS

                  Each Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than any contingent indemnification obligation) remains unpaid or any Revolving Credit Commitment remains in effect and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  Section 6.1 Financial Statements

                  The Company shall furnish to the Administrative Agent for delivery to each Lender each of the following:

                  (a) Quarterly Reports. Within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (or, if earlier, the date on which such information is required to be filed with the SEC), financial information regarding the Company and its Subsidiaries consisting of a Consolidated unaudited balance sheet as of the close of such quarter and the related statements of income, stockholders' equity and cash flow for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, and, following the one year anniversary of the Closing Date, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the Company as fairly presenting in all material respects the Consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of certain footnote disclosure and normal year-end audit adjustments).

                  (b) Annual Reports. Within 100 days after the end of each Fiscal Year (or, if earlier, the date on which such information is required to be filed with the SEC), financial information regarding the Company and its Subsidiaries consisting of a Consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and related statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, without qualification as to the scope of the audit or as to the Company being a going concern by the Company's Accountants, together with the report of such accounting firm stating that (i) such Financial Statements fairly present in all material respects the Consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and (ii) the examination by the Company's Accountants in connection with such Financial Statements has been made in accordance with generally accepted auditing standards, and (to the extent permitted by generally accepted auditing and professional standards) accompanied by a certificate (which may contain disclaimers reasonably acceptable to the Administrative Agent) stating that, in the course of such examination, such accounting firm has obtained no knowledge that the Company failed to comply with the terms, covenants, provisions or conditions of Article V (Financial Covenants) hereof insofar as they relate to accounting matters or, if in the opinion of such accounting firm, a failure to comply with such provisions has occurred and is continuing, a statement as to the nature thereof.

                  (c) Compliance Certificate. Within five Business Days after each delivery of any Financial Statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Company (each, a "Compliance Certificate") (i) showing in reasonable detail the calculations used in determining the Leverage Ratio (for purposes of determining the Applicable Margin), demonstrating compliance with each of the financial covenants contained in Article V (Financial Covenants) that is tested on a quarterly basis and (ii) stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that the Company proposes to take with respect thereto.

                  (d) Collateral Updates. Together with each delivery of any Financial Statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Company stating that such Responsible Officer has reviewed Section 7.10 (Additional Collateral and Guaranties) and the relevant provisions of the Collateral Documents and that based upon such review, such Responsible Officer believes that the Loan Parties have complied with their obligations under such Section and the Collateral Documents in all material respects (or, if applicable, setting forth any failure to comply with any such obligations)

                  (e) Projections. Not later than March 31 of each Fiscal Year, financial forecasts prepared by management of the Company for each Fiscal Quarter in such Fiscal Year.

                  (f) SEC Website. Reports required to be delivered pursuant to clauses (a) and (b) above shall be deemed to have been delivered on the date on which such report is posted on the SEC's website at www.sec.gov and the Company notifies the Administrative Agent thereof and such posting and notification shall be deemed to satisfy the reporting requirements of clauses (a) and (b) above.

                  Section 6.2 Default Notices

                  As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any Default or the occurrence of an event having had or having a reasonable likelihood of causing a Material Adverse Change, the Company shall give the Administrative Agent notice specifying the nature of such Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

                  Section 6.3 Litigation

                  As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Loan Party becomes aware thereof, the Company shall give the Administrative Agent written notice of (x) the commencement of all actions, suits and proceedings before any U.S. or non-U.S. Governmental Authority or arbitrator affecting the Borrowers or any of their respective Subsidiaries that (i) seeks injunctive or similar relief which would be reasonably likely to have a Material Adverse Effect or (ii) in the reasonable judgment of the Borrowers or such Subsidiary, expose the Borrowers or such Subsidiary to liability in an amount would reasonably likely to have a Material Adverse Effect or (y) the settlement of any litigation which would be reasonably likely to have a Material Adverse Effect.

                  Section 6.4 Asset Sales

                  Prior to any Asset Sale (other than intercompany Asset Sales), the Net Cash Proceeds of which (or the Dollar Equivalent thereof) are anticipated to exceed $10,000,000 the Company shall send the Administrative Agent a notice (a) containing a brief description of such Asset Sale and (b) stating the estimated Net Cash Proceeds anticipated to be received by the Company or any of its Subsidiaries.

                  Section 6.5 SEC Filings

                  Promptly after the sending or filing thereof, the Company shall send the Administrative Agent copies (which may be electronic copies) or (or may notify the Administrative Agent of the posting of the same to the SEC website (www.sec.gov) of (a) all reports that Company sends to its security holders generally and (b) all reports and registration statements that Company or any of its Subsidiaries files with the SEC or any U.S. or non-U.S. securities regulatory authority or securities exchange or the National Association of Securities Dealers, Inc.

                  Section 6.6 Labor Relations

                  Promptly after becoming aware of the same, the Company shall give the Administrative Agent written notice of (a) any labor dispute to which the Company or any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person's plants and other facilities which is reasonably likely to result in a material disruption of the business of the Company and its Subsidiaries, taken as a whole, and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person that is likely to result in a liability to the Company or any of its Subsidiaries in excess of $20,000,000.

                  Section 6.7 Insurance

                  As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Company shall furnish the Administrative Agent with a report in form and substance reasonably satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Company or any Subsidiary of the Company and the duration of such coverage.

                  Section 6.8 ERISA Matters

                  The Company shall furnish the Administrative Agent (for delivery to each the Lenders) each of the following:

                  (a) promptly and in any event within 10 Business Days after the Company, any Subsidiary of the Company or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, written notice describing such event;

                  (b) promptly and in any event within 10 Business Days after the Company, any Subsidiary of the Company or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Company describing such ERISA Event or waiver request and the action, if any, the Company, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

                  (c) simultaneously with the date that the Company, any Subsidiary of the Company or any ERISA Affiliate files a notice of intent to terminate any Title IV Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice; and

                  (d) upon reasonable request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 series) filed with the Internal Revenue Service with respect to a Title IV Plan; (ii) the most recent actuarial valuation report for each Title IV Plan; and (iii) such other documents or governmental reports or filings relating to any employee benefit plan as the Administrative Agent shall reasonably request.

                  Section 6.9 Environmental Matters

                  The Company shall provide the Administrative Agent promptly and in any event within 10 days of the Company or any Subsidiary of the Company learning of any of the following, written notice of each of the following:

                  (a) that the Company or any of its Subsidiaries is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Loan Party to Environmental Liabilities and Costs the Dollar Equivalent of which individually or in the aggregate with other Releases shall exceed $20,000,000;

                  (b) the receipt by the Company or any of its Subsidiaries of notification that any real or personal property of such Loan Party is or is reasonably likely to be subject to any Environmental Lien;

                  (c) the receipt by the Company or any of its Subsidiaries of any notice of any judicial or administrative proceeding or investigation under any Environmental Law or violation of or potential liability under, or knowledge by such Person that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, would not be reasonably likely to subject the Company and its Subsidiaries collectively to Environmental Liabilities and Costs the Dollar Equivalent of which individually or in the aggregate with other proceedings, investigations, violations or liabilities under Environmental Law shall exceed $20,000,000;

                  (d) any proposed acquisition of stock, assets or real estate, any proposed leasing of property or any other action by any Loan Party or any of its Subsidiaries other than those the consequences of which, in the aggregate, do not have a reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs the Dollar Equivalent of which shall exceed $20,000,000;

                  (e) any proposed action by any Loan Party or any of its Subsidiaries or any proposed change in Environmental Laws that, in the aggregate, have a reasonable likelihood of requiring the Loan Parties or any of their respective Subsidiaries to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws that, in the aggregate, would have cost the Dollar Equivalent of $20,000,000 or more or that shall subject the Loan Parties or any of their respective Subsidiaries to additional Environmental Liabilities and Costs the Dollar Equivalent of which shall exceed $20,000,000;

                  (f) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement; and

                  (g) with respect to clauses (a) through and including (f) of this Section, it being understood that the timeliness and adequacy of any such notice to the Administrative Agent which is consistent with applicable Environmental Laws or which has been agreed to in writing by any Governmental Authority having jurisdiction thereof shall constitute compliance with respect to the timeliness and adequacy of such notice to the Administrative Agent.

                  Section 6.10 UK Pension Matters

                  The U.K. Borrower shall furnish to the Administrative Agent promptly, and in any event within 10 days, any actuarial reports relating to pension schemes operated by or maintained for the benefit of the U.K. Borrower or any of its Subsidiaries and/or any of their employees.

                  Section 6.11 Know Your Customer Regulations

                  (a) If:

                  (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Closing Date;

                  (ii) any change in the status of a Borrower or the composition of the shareholders of a Borrower after the date of this Agreement; or

                  (iii) a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer obliges the Administrative Agent or any Lender (or, in the case of clause (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Borrower shall promptly upon the request of the Administrative Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in clause (iii) above, on behalf of any prospective new Lender) in order for the Administrative Agent, such Lender or, in the case of the event described in clause (iii) above, any prospective new Lender to carry out and be satisfied with the results of all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents.

                  (b) Each Lender shall promptly upon the request of the Administrative Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself) in order for the Administrative Agent to carry out and be satisfied with the results of all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents.

                  Section 6.12 Other Information

                  The Borrowers shall provide the Administrative Agent or any Lender with such other information respecting the business, properties, financial condition or results of operations of the Company or any Subsidiary of the Company as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

                  Each Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than any contingent indemnification obligation) remains unpaid or any Revolving Credit Commitment remains in effect and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  Section 7.1 Preservation of Corporate Existence, Etc.

                  Each Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Sections 8.4 (Sale of Assets) and 8.7 (Restriction on Fundamental Changes) and except as would not, in the aggregate, have a Material Adverse Effect.

                  Section 7.2 Compliance with Laws, Etc.

                  Each Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply would not, in the aggregate, have a Material Adverse Effect.

                  Section 7.3 Payment of Taxes, Etc.

                  Each Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge before the same shall become delinquent, all lawful governmental claims, Taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and such proceeding contesting such Lien shall stay the sale or forfeiture of any material portion of the Collateral (including any Mortgaged Property) on account of such Lien. To the extent the Dollar Equivalent of the Revolving Credit Outstandings at any time is less than $17,600,000, the Borrowers shall promptly take all actions as may be required (including the payment of any additional mortgage recording taxes, fees, charges, costs and expenses) in order to grant, preserve, protect or perfect the Liens created by each Mortgage on a Mortgaged Property located in the State of New York for the maximum amount of Indebtedness by its terms secured thereby.

                  Section 7.4 Maintenance of Insurance

                  (a) Each Borrower shall (i) maintain for itself, and each Borrower shall cause to be maintained for each of its Subsidiaries, insurance (including flood insurance) with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates and, in any event, all insurance required by any Collateral Document and (ii) cause all such insurance policies relating to any Loan Party to name the Administrative Agent on behalf of the applicable Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof (or such shorter period as may be agreed to by the Administrative Agent) to the Administrative Agent and to name the Administrative Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the applicable Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable.

                  (b) Notice to Agents. Each Borrower shall notify the Administrative Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 7.4 is taken out by any Borrower or any Subsidiary and promptly deliver to the Administrative Agent a duplicate original copy of such policy or policies.

                  (c) Flood Insurance. The Company shall, with respect to each Domestic Mortgaged Property obtain flood insurance in such amount as the Administrative Agent or the Requisite Lenders shall reasonably require, if at any time the area in which any improvements located on any Domestic Mortgaged Property is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

                  (d) Broker's Report. Each Borrower shall, deliver to the Administrative Agent a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

                  Section 7.5 Access

                  Each Borrower shall, and shall cause each of its Subsidiaries to, permit the Administrative Agent and the Lenders, or any agents or representatives thereof (at reasonable times and as often as reasonably requested during normal business hours to (a) examine and make copies of and abstracts from the records and books of account of the Company and its Subsidiaries, (b) visit the properties of the Company and its Subsidiaries and
(c) discuss the affairs, finances and accounts of the Company and its Subsidiaries with any of their respective officers or employees of the Company. All such visits shall be coordinated by the Administrative Agent and in no event shall the Company be required to pay expenses of more than one such visit per calendar year except during the continuance of an Event of Default.

                  Section 7.6 Keeping of Books

                  The Company shall, and shall cause each of its Subsidiaries to, keep adequate books of record and account, in which complete entries shall be made of all financial transactions and the assets and business of the Company and each such Subsidiary.

                  Section 7.7 Maintenance of Properties, Etc .

                  Each Borrower shall, and shall cause each of its Subsidiaries to, maintain and preserve (a) in good working order and condition, ordinary wear and tear and insured peril excepted, all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks used in its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above would not, in the aggregate, have a Material Adverse Effect.

                  Section 7.8 Application of Proceeds

                  The Borrowers (and, to the extent distributed to them by any Borrower, each of its Subsidiaries) shall use the entire amount of the proceeds of the Loans as provided in Section 4.13 (Use of Proceeds).

                  Section 7.9 Environmental

                  Each Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, any Borrower shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of resulting in such Borrower or any Subsidiary of such Borrower incurring material Environmental Liabilities and Costs take such Response Action and undertake such investigation or other action as required by Environmental Laws or any Governmental Authority or as is appropriate and consistent with good business practice to address the Release or threatened Release or event and otherwise ensure compliance in all material respects with Environmental Laws, and keep the Administrative Agent and the Requisite Lenders reasonably and promptly informed, in writing, of the aforementioned circumstances and responsive actions, it being understood that the timeliness and adequacy of any such response which is consistent with applicable Environmental Law or which has been agreed to in writing by any Governmental Authority having jurisdiction thereof shall constitute compliance with this Section 7.9 with respect to the timeliness and adequacy of any such response, including the timeliness of informing the Administrative Agent of such circumstances and responsive actions.

                  Section 7.10 Additional Collateral and Guaranties

                  (a) With respect to any property existing on the Closing Date or acquired after the Closing Date by any Loan Party that is required pursuant to the terms of any Loan Document to be subject to a perfected Lien in favor of the Administrative Agent but is not so subject, promptly (and in any event within 30 days after the acquisition thereof unless the Administrative Agent agrees to a longer period) (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Collateral Documents or such other documents as the Administrative Agent shall reasonably request that are reasonably necessary or advisable to grant to the Administrative Agent, for its benefit and for the benefit of the applicable other Secured Parties, a first priority Lien on such property subject to no Liens other than Permitted Collateral Liens, and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Collateral Documents in accordance with applicable Requirements of Law, including the filing of financing statements or other documents in such jurisdictions as may be reasonably requested by the Administrative Agent.

                  (b) With respect to any Person that becomes a Subsidiary after the Closing Date, promptly:

                  (i) in the case of any Domestic Subsidiary other than a Securitization Subsidiary, (A) deliver to the Administrative Agent the certificates, if any, representing the Stock of such Subsidiary owned by any Domestic Loan Party, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Stock, and all intercompany notes owing from such Subsidiary to any Domestic Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party, (B) cause such new Subsidiary to execute joinder agreements to the Domestic Guaranty and the Domestic Security Agreement and (C) take and cause such Subsidiary to take all actions requested by the Administrative Agent that are reasonably necessary or advisable to cause the Liens created by the Domestic Security Agreement to be duly perfected to the extent required by such agreement in accordance with applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent;

                  (ii) in the case of any Foreign Subsidiary organized under the laws of any Foreign Loan Party Jurisdiction other than a Securitization Subsidiary and (unless otherwise agreed by the Company) any limited purpose holding company formed in connection with the Specified Restructuring Transactions, except to the extent counsel to the Loan Parties reasonably acceptable to the Administrative Agent determines that other action is advisable in order to guarantee, or create or perfect Liens to secure, the applicable Obligations (in which case, such other actions shall be taken unless the Administrative Agent determines in its reasonable discretion that the benefits afforded thereby are outweighed by the hardship of taking such action), (A) take such action as may be required to perfect the Lien of the Collateral Documents in the Stock of such Foreign Subsidiary and (B) enter into supplements to the applicable Foreign Guaranty and the applicable Foreign Collateral Documents in order to guarantee or grant or perfect security interests in the assets of a Subsidiary from such jurisdiction or comparable additional Foreign Collateral Documents in order to guarantee and create and perfect security interests in the assets of such Foreign Subsidiary to secure the Foreign Obligations to substantially the same extent as was required for the Foreign Loan Parties on the Closing Date;

                  (iii) in the case of any Foreign Subsidiary organized under the laws of any jurisdiction other than a Foreign Loan Party Jurisdiction (other than a Securitization Subsidiary) the Stock of which is owned by any Domestic Loan Party, to the extent required by the Domestic Security Agreement, take such action as may be required to perfect the Lien of the Collateral Documents in the Stock of such Foreign Subsidiary; and

                  (iv) in the case of any Securitization Subsidiary, pledge the Stock of such Securitization Subsidiary to secure the Secured Obligations to the extent required by the definition of "Securitization Subsidiary."

                  (c) Promptly grant to the Administrative Agent, within 60 days of the acquisition thereof, a security interest in and Mortgage on (i) each domestic Real Property owned in fee by any Loan Party as is acquired by such Loan Party after the Closing Date and that, together with any improvements thereon, individually has a fair market value of at least the Dollar Equivalent of $3.0 million, and (ii) unless the Administrative Agent otherwise consents, each leased domestic Real Property of such Loan Party which lease individually has a fair market value of at least the Dollar Equivalent of $3.0 million (as reasonably agreed upon by the applicable Loan Party and the Administrative Agent), in the case of the Domestic Loan Parties, as additional security for the Secured Obligations (in each case unless the subject property is already mortgaged to a third party to the extent permitted by Section 8.2(e) and a subordinate lien is not permitted on such Real Property pursuant to the terms of the Indebtedness evidenced by such Mortgage; provided that, with respect to leased domestic Real Property only, such Loan Party shall be required only to use commercially reasonable efforts to do so. Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent but in any event substantially similar to the Mortgages executed on the Closing Date except for changes necessitated by Requirement of Law and shall constitute valid and enforceable Liens subject only to Permitted Collateral Liens. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Such Loan Party shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after-acquired Real Property (including a Title Policy, a Survey (in the case of any domestic Real Property owned in fee), Flood Certificate, and local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent) in respect of such Mortgage).

                  (d) Notwithstanding anything in this Agreement to the contrary, in no event shall (A) more than 65% of the outstanding Voting Stock of any Controlled Foreign Corporation be required to be pledged (either directly or indirectly) as security for the Domestic Obligations or (B) the assets of any Controlled Foreign Corporation (including any Stock owned by such Controlled Foreign Corporation) be required to be pledged as security for the Domestic Obligations.

                  (e) The Company may, at its option (but shall not be required to), cause any Subsidiary which is organized under the laws of any Foreign Loan Party Jurisdiction but which is not a Foreign Guarantor and which is not required to become a Foreign Guarantor pursuant to clause (b) above, to become a "Foreign Guarantor" for all purposes hereunder by complying with the applicable provisions of clause (b) above; provided that any Liens on assets of such Subsidiary and Indebtedness of such Subsidiary that is outstanding on the date such Subsidiary becomes a Foreign Guarantor shall be deemed to have been incurred by such Subsidiary on the date such Subsidiary becomes a Foreign Guarantor and no Default may arise as a result of such Subsidiary becoming a Foreign Guarantor.

                  Section 7.11 Post-Closing Covenants(1)

                  Not later than the date set forth on Schedule 7.11 (Post-Closing Documents) (unless the Administrative Agent shall have extended such date in its sole discretion), the Borrowers shall deliver to the Administrative Agent each of the documents set out in Schedule 7.11 (Post-Closing Documents), in form and substance reasonably satisfactory to the Administrative Agent.

-------------------

(1) Note--will include at least (i) UK guarantees/security (which require whitewash procedures under UK financial assistance laws) that will be completed within 45 days of closing, (ii) certain foreign equity pledges and (iii) certain US real estate matters.


                  Section 7.12 UK Pension Matters

                  (a) The U.K. Borrower shall ensure that in relation to each pension scheme operated by or maintained for the benefit of the U.K. Borrower or any of its Subsidiaries and/or any of its employees employer contributions are made:

                  (i) in accordance with the provisions of the UK Pensions Act 1995 relating to the minimum funding requirement as defined in section 56 of that Act, and in particular in compliance with the schedule of contributions under section 58, until the minimum funding requirement ceases to apply; and

                  (ii) in accordance with the provisions of the UK Pensions Act 2004 relating to scheme funding, as they apply, and in particular in compliance with any schedule of contributions in force under section 227 of that Act.

                  (b) The U.K. Borrower shall use reasonable endeavors to ensure that no action or omission is taken by the U.K. Borrower or any of its Subsidiaries in relation to a pension scheme within (a) above (including, without limitation, the triggering of a winding-up of any such pension scheme) which has or is reasonably likely to have a Material Adverse Effect.

                  (c) Except for the Group Pension Plans, the U.K. Borrower shall ensure that neither it nor any of its Subsidiaries is or has at any time:

                  (i) been an employer (for the purpose of sections 38 to 51 of the UK Pensions Act 2004 of a UK occupational pension scheme which is neither a money purchase scheme nor a scheme for the provision of death benefits only (as defined in the UK Pension Schemes Act 1993); or

                  (ii) since April 27, 2004, been "connected" with or an "associate" (as defined in sections 39 and 43 of the UK Pensions Act
         2004) of such an employer (as described in sub-paragraph (i) above).

                  (d) The U.K. Borrower shall deliver to the Administrative Agent promptly once they are available, such actuarial reports (whether addressed to the trustees of any relevant schemes or to the U.K. Borrower or any of its Subsidiaries) as are prepared in order to comply with the then current statutory or auditing requirements in relation to all pension schemes mentioned in (a) above.

                  (e) The U.K. Borrower shall promptly notify the Administrative Agent of any material change in the rate of contributions to any pension schemes mentioned in (a) above, paid, recommended to be paid (whether by the scheme actuary or otherwise) or required by law to be paid.

                  (f) Each Borrower shall promptly notify the Administrative Agent of any investigation by the Pensions Regulator which may expressly lead to the issue of a Financial Support Direction or a Contribution Notice to any member of the Group.

                  (g) Each Borrower shall promptly notify the Administrative Agent if it receives a Financial Support Direction or a Contribution Notice from the Pensions Regulator.

                  Section 7.13 Ratings

                  The Borrowers shall use commercially reasonable efforts to ensure that Moody's and S&P continue to rate the Facilities until payment in full of the Obligations, cancellation or expiration of all Letters of Credit and termination of all the Commitments.

                  Section 7.14 Dutch Banking Act

                  The Dutch Borrower shall comply with all applicable provisions of the Dutch Banking Act and any implementing regulations, including without limitation the Dutch Exemption Regulation.

                                 ARTICLE VIII

                               NEGATIVE COVENANTS

                  Each Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than any contingent indemnification obligation) remains unpaid or any Commitment remains in effect and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  Section 8.1 Indebtedness

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except for the following:

                  (a) Indebtedness under the Loan Documents;

                  (b) Indebtedness of the Company under the Subordinated Notes in an aggregate principal amount not to exceed $350,000,000 at any time;

                  (c) Indebtedness existing on the date of this Agreement and disclosed on Schedule 8.1 (Existing Indebtedness);

                  (d) Indebtedness of Securitization Subsidiaries in respect of Permitted Receivables Financing;

                  (e) Indebtedness, including Capital Lease Obligations and purchase money Indebtedness incurred by the Borrowers or any of their respective Subsidiaries to finance the acquisition, construction or improvement of any fixed or capital assets or personal property; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such Capital Lease Obligations and purchase money Indebtedness, together with all Permitted Refinancings thereof, shall not exceed $25,000,000 at any time;

                  (f) Indebtedness arising from intercompany loans and Guarantees among (or for the benefit of) the Company and its Subsidiaries permitted under Section 8.3 (Investments); provided, that any loan owed by (x) a Domestic Loan Party to a Foreign Loan Party or (y) a Loan Party to a Subsidiary that is not a Loan Party is subordinated following an Event of Default to the prior payment in full of the Obligations of such Loan Party;

                  (g) (i) Indebtedness arising under any completion guaranty, performance, bid or surety bond, any bond related to worker's compensation or any self insurance obligations, in each case entered into in the ordinary course of business and (ii) Indebtedness arising under appeal bonds in connection with judgments which do not constitute an Event of Default under clause (g) of Section 9.1 (Events of Default);

                  (h) Obligations under Hedging Contracts unless prohibited under Section 8.16 (No Speculative Transactions);

                  (i) Indebtedness not otherwise permitted under this Section 8.1; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such Indebtedness permitted pursuant to this clause (i) shall not exceed $15,000,000 at any time;

                  (j) Indebtedness of any Person existing at the time such Person is acquired in connection with a Permitted Acquisition; provided, however, that (i) such Indebtedness is not incurred in connection with or in contemplation of such Permitted Acquisition and (ii) the Dollar Equivalent of the aggregate amount of all outstanding Indebtedness and Permitted Refinancing Indebtedness in respect thereof shall not exceed $15,000,000 at the time of any incurrence of Indebtedness pursuant to this clause (j));

                  (k) Indebtedness consisting of working capital facilities, lines of credit, letter of credit facilities or cash management arrangements for Foreign Subsidiaries (other than any Foreign Loan Party); provided, however, that the Dollar Equivalent of the aggregate principal amount of such Indebtedness outstanding at any time of all such Subsidiaries shall not exceed $50,000,000;

                  (l) Indebtedness in respect of indemnification obligations or obligations in respect of purchase price adjustments or similar obligations incurred or assumed by the Company and its Subsidiaries in connection with an Asset Sale or sale of Stock of the Company or its Subsidiaries otherwise permitted under this Agreement or in connection with the sale of goods by the Company or its Subsidiaries;

                  (m) Indebtedness incurred solely to finance insurance premiums;

                  (n) Indebtedness of the Company or any of its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by the Company or such Subsidiary in the ordinary course of business against insufficient funds, so long as such Indebtedness is repaid within five Business Days;

                  (o) Indebtedness in respect of (i) deposits held under forward purchasing arrangements entered into with customers in the ordinary course of business and (ii) take or pay obligations contained in supply agreements entered into in the ordinary course of business;

                  (p) any Permitted Refinancing of the Indebtedness permitted by clause (b), (c), (e) or (j) above or this clause (p);

                  (q) Indebtedness of any Loan Party or any of their respective Subsidiaries owed to (including obligations in respect of letters of credit for the benefit of and reimbursement of indemnification obligations to) any Person in connection with workers' compensation or self-insurance obligations, in each case incurred in the ordinary course of business;

                  (r) unsecured Indebtedness arising by reason of endorsement of negotiable instruments or other items or similar transactions in the ordinary course of business; and

                  (s) Indebtedness in respect of tax sharing agreements by and among the Company and any of its Subsidiaries (or by and among Subsidiaries of the Company) that are permitted by Section 8.9 (Transactions with Affiliates).

                  Section 8.2 Liens, Etc.

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, except for the following:

                  (a) Liens created pursuant to the Loan Documents;

                  (b) Liens existing on the date of this Agreement which (i) as to each Mortgaged Property are disclosed on Schedule B to the applicable Mortgage and (ii) as to any other Collateral, disclosed on Schedule 8.2 (Existing Liens) as of the Closing Date;

                  (c) Customary Permitted Liens;

                  (d) Liens (including the interest of a lessor under a Capital Lease) securing Indebtedness permitted under Section 8.1(e) (Indebtedness) provided such Liens do not encumber any property or assets other than the property or assets acquired, constructed or improved with such Indebtedness;

                  (e) Liens on property or assets of any Person at the time such assets are acquired or such Person becomes a Subsidiary or is merged, amalgamated or consolidated with or into the Company or its Subsidiaries, provided, however, that any such Lien is not incurred in connection with Indebtedness incurred in contemplation of such Permitted Acquisition and does not extend to property not subject to such Lien at the time of acquisition or merger, amalgamation or consolidation;

                  (f) Liens securing Indebtedness of Subsidiaries of the Company permitted under Section 8.1(k) (Indebtedness) on the assets of the Subsidiaries that are obligors with respect to such Indebtedness;

                  (g) any Lien securing the Permitted Refinancing of any Indebtedness secured by any Lien permitted by clause (b), (d) or (e) above or this clause (g) provided that such Liens do not encumber additional assets;

                  (h) Liens on accounts receivable, chattel paper and other related assets of a Securitization Subsidiary in connection with any Permitted Receivables Financing;

                  (i) Liens on cash or Cash Equivalents, not to exceed the Dollar Equivalent of $15,000,000 in the aggregate at any time, securing reimbursement obligations with respect to letters of credit, cash management obligations or obligations under Hedging Contracts not prohibited by Section
8.16 (No Speculative Transactions);

                  (j) Liens securing Indebtedness permitted pursuant to clause
(m) of Section 8.1 (Indebtedness) provided that such Liens attach only to amounts payable under the insurance policies financed by such Indebtedness and any premiums returnable under such policies;

                  (k) Liens not otherwise permitted by this Section 8.2 securing obligations in an amount outstanding from time to time not to exceed the Dollar Equivalent of $25,000,000; and

                  (l) Liens securing pension obligations of the U.K. Borrower and any Subsidiary formed under the laws of the United Kingdom on any assets of any such Person that do not extend to property constituting Collateral.

                  Section 8.3 Investments

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to make or maintain, directly or indirectly, any Investment, except for the following:

                  (a) Investments existing on the date of this Agreement and disclosed on Schedule 8.3 (Existing Investments) and any extensions or renewals thereof which do not increase the amount thereof;

                  (b) Investments in cash and Cash Equivalents;

                  (c) Investments in payment intangibles, chattel paper and accounts (each as defined in the UCC), notes receivable and similar items arising or acquired in the ordinary course of business;

                  (d) Investments received in settlement of amounts due to the Borrowers or any of their respective Subsidiaries effected in the ordinary course of business, including without limitation Investments received in connection with the bankruptcy or reorganization of suppliers and customers and other Persons having obligations in favor of the Company or its subsidiaries in settlement of delinquent obligations of, and other disputes with, customers and suppliers and such other Persons and Investments received in connection with the settlement, release or surrender of a contract, tort or litigation claim;

                  (e) Investments (including, without limitation, Guaranty Obligations) made by:

                  (i) any Domestic Loan Party to or for the benefit of any other Domestic Loan Party;

                  (ii) any Foreign Loan Party to or for the benefit of any other Loan Party;

                  (iii) any Loan Party to or for the benefit of the Company or any Subsidiary of the Company; provided, however, that the aggregate amount of all such Investments outstanding at any time pursuant to this clause (iii) shall not exceed the Dollar Equivalent of $75,000,000;

                  (iv) any Subsidiary of the Company that is not a Loan Party to (x) any Loan Party or (y) to another Subsidiary of the Company that is not a Loan Party; and

                  (v) any Loan Party to or for the benefit of any other Subsidiary of the Company in the form of intercompany loans; provided that the aggregate amount of intercompany loans at any time outstanding under this clause (v) shall not (when taken together with any such intercompany loans outstanding on the Closing Date that remain outstanding at such time) exceed the aggregate amount of such intercompany loans to Subsidiaries of the Company that are not Loan Parties set forth on Schedule 8.3 (Existing Investments).

                  (f) loans or advances to employees, officers and directors of the Borrowers or any of their respective Subsidiaries in the ordinary course of business other than any loans or advances that would be in violation of Section 402 of the Sarbanes-Oxley Act; provided, however, that the Dollar Equivalent of the aggregate principal amount of all loans and advances permitted pursuant to this clause (f) shall not exceed $20,000,000 at any time;

                  (g) Investments (A) made by any Loan Party in connection with a Permitted Acquisition, and (B) in promissory notes or other assets received in consideration from Asset Sales permitted under clauses (f), (g) and (h) of
Section 8.4 (Sale of Assets);

                  (h) Investments required pursuant to Permitted Receivables Financing (including with respect to the establishment and capitalization of Securitization Subsidiaries);

                  (i) Deposits of cash with banks or other depository institutions in the ordinary course of business;

                  (j) Investments in Hedging Contracts to the extent not prohibited by Section 8.16 (No Speculative Transactions);

                  (k) Investments resulting from the Transactions in accordance with the terms of the Acquisition Documents;

                  (l) advances, prepayments, pledges or deposits made in the ordinary course of business and endorsements of negotiable instruments for collection in the ordinary course of business;

                  (m) Investments of a Person at the time such Person becomes a Subsidiary of the Company which were not acquired in contemplation of such Person becoming a Subsidiary of the Company;

                  (n) purchases or acquisitions of licenses in the ordinary course of business;

                  (o) (i) any Domestic Loan Party may create a Subsidiary that becomes a Domestic Guarantor under the terms of Section 7.10(b)(Additional Collateral and Guaranties), (ii) any Foreign Subsidiary may create a Subsidiary, provided that if such Foreign Subsidiary is a Loan Party and such newly created Subsidiary is organized under the laws of any Foreign Loan Party Jurisdiction, such Subsidiary shall, except as otherwise provided therein, become a Foreign Guarantor under the applicable Foreign Guaranty under the terms of Section 7.10(b) (Additional Collateral and Guaranties);

                  (p) Investments not otherwise permitted hereby, including without limitation other Investments in any Subsidiary of the Company or any joint venture; provided, however, that (i) the Dollar Equivalent of the aggregate outstanding amount of all such Investments (calculated by subtracting any dividends or distributions or repayment of principal received in respect thereof) shall not exceed $50,000,000 at any time;

                  (q) Investments resulting from the Specified Restructuring Transactions; and

                  (r) guaranty obligations in respect of obligations of Foreign Subsidiaries arising in the ordinary course of business in an amount not to exceed the Dollar Equivalent of $25,000,000 at any time outstanding.

                  Section 8.4 Sale of Assets

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of, any of their respective assets (including the sale or factoring at maturity or collection of any accounts) to any Person, or in the case of any Subsidiary, issue or sell any shares of their Stock or any Stock Equivalents but excluding (x) any Property Loss Event, (y) the granting of a Lien permitted by Section 8.2 (Liens, Etc.) or (z) the making of a Restricted Payment permitted by Section 8.5 (Restricted Payments) (any such disposition being an "Asset Sale"), except for the following:

                  (a) the sale, conveyance, transfer or other disposition of cash, Cash Equivalents or Inventory, in each case in the ordinary course of business;

                  (b) the sale, conveyance, transfer or other disposition in the ordinary course of business (or which become obsolete, uneconomical or no longer useful in the business of the Company or its Subsidiaries as a result of the Specified Restructuring Transactions) of obsolete, uneconomical, excess or worn out property or assets or property or assets (in each case, other than Mortgaged Property) no longer used or useful in the business of the Company and its Subsidiaries;

                  (c) leases, occupancy agreements or subleases, license and sublicense of property or assets of any Borrower and its Subsidiaries in the ordinary course of business; provided that any such arrangement is not substantially the equivalent of a sale; provided further that, in the case of any such arrangement relating to any Mortgaged Property, such arrangement (i) shall be subordinate in all respects to the Liens granted and evidenced by the Collateral Documents (ii) shall not, individually or in the aggregate, interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole, (iii) shall require any such leases, occupancy agreements or subleases, licenses or sublicenses of any portion of any Mortgaged Property to provide pursuant to customary commercially reasonable arms length provisions that the tenant's use of the premises shall not violate any applicable zoning or other Requirement of Law relating to the use thereof and Borrower and its Subsidiaries shall use commercially reasonably efforts to enforce same, and (iv) such leases, occupancy agreements or subleases, licenses or sublicenses of any portion of any Mortgaged Property shall not materially impair the value of the property subject thereto;

                  (d) assignments and licenses of intellectual property of any Borrower and its Subsidiaries in the ordinary course of business;

                  (e) any Asset Sale (i) by and among Domestic Loan Parties,
(ii) by and among Foreign Loan Parties, (iii) by and among Subsidiaries that are not Loan Parties, (iv) from any Subsidiary to any Domestic Loan Party or
(v) from any Subsidiary that is not a Loan Party to any Loan Party; provided that any Collateral transferred to any Loan Party in any such Asset Sale shall be made subject to the Lien of the applicable Collateral Documents to the extent required by the Loan Documents;

                  (f) as long as no Default is continuing or would result therefrom, any other Asset Sale not otherwise permitted by this Section 8.4, for fair market value, with at least 75% of the consideration received for all such Asset Sales payable in cash upon such sale; provided, however, that with respect to any such Asset Sale pursuant to this clause (f), the Dollar Equivalent of the aggregate consideration received during any Fiscal Year for all such Asset Sales shall not exceed $50,000,000;

                  (g) Permitted Asset Swaps for fair market value;

                  (h) Asset Sales constituting Specified Restructuring Transactions;

                  (i) any transaction permitted by Section 8.7 (Restriction on Fundamental Changes) may be structured as an Asset Sale;

                  (j) the sale, conveyance, transfer or other disposition of assets in sale leaseback, synthetic lease or similar transactions; provided that the principal component of the obligations of the Company and its Subsidiaries with respect thereto shall not at any time exceed $25,000,000;

                  (k) the sale, conveyance, transfer or other disposition of, or discount of, delinquent notes or accounts receivable arising in the ordinary course of business (i) which are overdue or (ii) which the Company or its Subsidiaries reasonably determine are difficult to collect, but only in connection with the compromise or collection thereof (and not as part of any bulk sale or financing of receivables);

                  (l) the Company and its Subsidiaries may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business;

                  (m) the Company and its Subsidiaries may make Investments permitted by Section 8.3 (Investments);

                  (n) dispositions of accounts receivables, chattel paper and other related assets in connection with any Permitted Receivables Financing;

                  (o) the Company or any Subsidiary of the Company may surrender or waive contractual rights or settle, release or surrender any contract, tort or litigation claim in the ordinary course of business;

                  (p) the sale, conveyance, transfer or other disposition of property or assets of the type described in clauses (d) or (g)(B) of Section
8.3 (Investments); and

                  (q) the sale, conveyance, transfer or other disposition of property or assets subject to a Property Event Loss subject however to compliance with the provision of Section 2.9 hereof.

In the event that the Requisite Lenders waive the provisions of this Section
8.4 with respect to the sale, transfer or other disposition of any Collateral, or any Collateral is sold, transferred or otherwise disposed of as permitted by this Section 8.4 (other than to a Loan Party), such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  Section 8.5 Restricted Payments

                  The Borrowers shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay or make any Restricted Payment, except for the following:

                  (a) Restricted Payments (i) by any Domestic Loan Party to any other Domestic Loan Party, (ii) by any Foreign Loan Party to any other Loan Party, (iii) by any Subsidiary that is not a Loan Party to the Company or any other Subsidiary;

                  (b) Subsidiaries of the Company may make Restricted Payments ratably with respect to their Stock or Stock Equivalents; provided that in the case of any Restricted Payment by a Loan Party to a Subsidiary that is not a Loan Party, the amount received by such Subsidiary that is not a Loan Party is
(x) promptly applied to pay any taxes or expenses attributable to the existence of such Subsidiary or the maintenance of such Subsidiary's ownership of such Foreign Loan Party (including accountants' expenses and attorneys' fees to the extent relating to such Foreign Loan Party), (y) promptly applied to make a dividend, distribution, contribution or other payment to a Loan Party (including, without limitation, through any series of substantially concurrent dividends, distributions, contributions or other payments to one or more other Subsidiaries or through payments on or the repayment of intercompany Indebtedness) or (z) an Investment that is permitted by Section 8.3 (Investments);

                  (c) Subsidiaries of the Company may make Restricted Payments that are used by the Company or its Subsidiaries to pay federal, state and local income taxes then due and owing, franchise taxes and other similar expenses incurred in the ordinary course of business;

                  (d) dividends and distributions declared and paid on the Stock and Stock Equivalents of the Company and payable only in Stock or Stock Equivalents (other than Disqualified Stock) of the Company;

                  (e) any repurchase, retirement, redemption or other acquisition for value of Stock or Stock Equivalents of the Company or its Subsidiaries held by any future, present or former employee, officer, director or consultant of the Company or any Subsidiary of the Company (or such Person's heirs or assignees) pursuant to any equity compensation plan, retirement plan or stock option plan or any other management or employee benefit plan, incentive plan or other agreement or arrangement; provided, however, that the aggregate amount paid under this clause (e) does not exceed $3,000,000 in any calendar year;

                  (f) repurchases of Stock deemed to occur upon the exercise of Stock Equivalents if such Stock Equivalent represents a portion of the exercise price thereof;

                  (g) the Company and its Subsidiaries may make Restricted Payments in connection with the Transaction in accordance with the terms of the Acquisition Documents;

                  (h) dividends and distributions may be paid within 60 days after the date of declaration thereof, if at the date of declaration such payment would have been permitted hereunder;

                  (i) the Company and its Subsidiaries may make payments required to be made pursuant to the terms of the Acquisition Documents;

                  (j) so long as no Default has occurred and is continuing at the time of any such Restricted Payment, Restricted Payments not otherwise permitted above in an amount not to exceed $50,000,000 in any Fiscal Year (increased by an amount, not to exceed $50,000,000 from the preceding Fiscal Year that was available for Restricted Payments pursuant to this clause (j) but that was not so applied), if at the time any such Restricted Payment is declared the Leverage Ratio as at the end of the most recent Fiscal Quarter was less than 2.75 to 1.00, both before and immediately after giving effect to such Restricted Payment; and

                  (k) any Subsidiary of the Company may accept capital contributions from its parent to the extent permitted under Section 8.3 (Investments).

                  Section 8.6 Prepayment of Subordinated Debt

                  (a) None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy ("prepay") prior to the scheduled maturity thereof in any manner, or make any payment in contravention of any subordination terms of, any Subordinated Debt; provided, that, notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing at the time of any such prepayment, the Company may prepay Subordinated Debt (i) in connection with a Permitted Refinancing of such Subordinated Debt pursuant to Section 8.1(p) (Indebtedness) or (ii) out of the Net Cash Proceeds of an Excluded Issuance within 365 days of the consummation of such Excluded Issuance.

                  Section 8.7 Restriction on Fundamental Changes

                  The Borrowers will not, and will not permit any of their Subsidiaries to merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with them, or liquidate or dissolve, except that (i) any Domestic Loan Party (other than the Company) may be merged or consolidated with or liquidated or dissolved into any other Domestic Loan Party, (ii) any Foreign Loan Party may be merged or consolidated with or liquidated or dissolved into any other Loan Party; provided, that if a Borrower is a party to any such transaction, such Borrower is the surviving Person in such transaction, (iii) any Subsidiary that is not a Loan Party may be merged or consolidated with or dissolved into any other Subsidiary that is not a Loan Party, (iv) any Subsidiary may merge or consolidate with or into an entity in a Permitted Acquisition; provided, that if, a (X) Domestic Loan Party is a party to any such transaction, the surviving entity is a Domestic Loan Party, and (Y) if a Foreign Loan Party is a party to any such transaction, the surviving entity is a Loan Party, (v) any Asset Sale permitted by Section 8.4 (Sale of Assets) may be structured as a merger or consolidation with or liquidation or dissolution of a Subsidiary (other than any Borrower) into the acquiring Person, and (vi) any Subsidiary of the Company that is not a Loan Party may liquidate or dissolve if such liquidation or dissolution is, in the judgment of the Company, desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

                  Section 8.8 Change in Nature of Business

                  The Borrowers shall not, and shall not permit any of their respective Subsidiaries to engage in any business other than the business of the Company and its Subsidiaries described in the Disclosure Documents and any business that is a reasonable extension thereof or reasonably complimentary or reasonably related thereto if, as a result, the general nature of the business of the Company and its Subsidiaries, taken as a whole, would be substantially changed from that conducted on the date hereof.

                  Section 8.9 Transactions with Affiliates

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, enter into any transaction with any Affiliate of the Company unless such transaction is on terms at least as favorable to such Borrower or such Subsidiary as could be obtained on an arms' length basis from a Person that was not an Affiliate of the Company other than:

                  (a) transactions between or among (i) any Domestic Loan Party and any other Domestic Loan Party, (ii) any Foreign Loan Party and any other Loan Party; provided that if such transaction is with a Domestic Loan Party, such transaction is at least as favorable to the Domestic Loan Party as could be obtained on an arms' length basis from a Person that was not an Affiliate of the Company, and (iii) any Subsidiary that is not a Loan Party with the Company or any Subsidiary; provided that if such transaction is with a Loan Party, such transaction is at least as favorable to the Loan Party as could be obtained on an arms' length basis from a Person that was not an Affiliate of the Company;

                  (b) any Restricted Payment permitted by Section 8.5 (Restricted Payments);

                  (c) fees and compensation, benefits and incentive arrangements paid or provided to, and any indemnity or insurance provided on behalf of employees, officers and directors of the Company, and any agreement related to the foregoing entered into in the ordinary course of business);

                  (d) Investments by (x) Domestic Loan Parties in Foreign Loan Parties, (y) Loan Parties in Subsidiaries that are not Loan Parties and (z) the Company and its Subsidiaries in Persons other than the Company and its Subsidiaries, in each case, permitted by clauses (e), (f), (h) (k), (n), (o) and (p) of Section 8.3 (Investments) and corollary Sections of this Agreement;

                  (e) transactions pursuant to the Acquisition Documents;

                  (f) purchases and sales of goods and services among the Company and the Subsidiaries in the ordinary course of business; and

                  (g) the Specified Restructuring Transactions.

                  Section 8.10 Limitations on Restrictions on Subsidiary
                               Distributions; No New Negative Pledge

                  The Borrowers shall not, and shall not permit any of their Subsidiaries to, (i) enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution with respect to its Stock or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, such Borrower or any other Subsidiary of such Borrower or (ii) enter into or suffer to exist or become effective any agreement prohibiting or limiting the ability of such Borrower or any Subsidiary of such Borrower to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations other than:

                  (a) conditions imposed by Requirement of Law or by any Loan Document;

                  (b) clause (ii) above shall not apply to assets encumbered by Customary Permitted Liens as long as such restriction applies only to the asset encumbered by such Customary Permitted Lien and the above shall not apply to any Indebtedness outstanding in reliance on Section 8.1(k) (Indebtedness) that does not apply to any other Loan Party or any other Subsidiary of the Company other than any Subsidiary that is an obligor under such Indebtedness;

                  (c) restrictions contained in the Subordinated Notes Documents or any other agreements governing indebtedness so long as not materially more restrictive, taken as a whole, than the Senior Subordinated Notes Documents and restrictions in effect on the Closing Date in agreements permitted pursuant to Section 8.1(c) (Indebtedness);

                  (d) any agreement in effect at the time any Person becomes a Subsidiary of the Company; provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary;

                  (e) customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets pending such sale or disposition; provided such restrictions and conditions apply only to the assets to be sold or disposed of and such sale or disposition is permitted hereunder;

                  (f) clause (ii) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness;

                  (g) the foregoing shall not apply to any Indebtedness described in clause (p) of Section 8.1 (Indebtedness), provided that the restrictions contained in the agreements governing such Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

                  (h) the foregoing shall not apply to restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

                  (i) clause (i) shall not apply to customary provisions in leases (including without limitation those with respect to subletting and assignment) and contracts entered into in the ordinary course of business of the Company and its Subsidiaries with their landlords, lessees, sublessees, customers, landlords, suppliers and similar Persons, and other contracts restricting the assignment thereof; and

                  (j) the foregoing shall not apply to restrictions on joint venture entities contained in joint venture agreements entered into in compliance with Section 8.3 (Investments).

                  Section 8.11 Modification of Constituent Documents

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, amend its Constituent Documents (including without limitation by filing or modification of any certificate of designation), except for changes and amendments that are not, taken as a whole, materially adverse to the interests of the Lenders under the Loan Documents or in the Collateral.

                  Section 8.12 Modification of Acquisition Documents

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, (a) alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Acquisition Document (except for modifications that do not materially and adversely affect the rights and privileges of the Borrowers or any of their respective Subsidiaries under such Acquisition Document and that do not materially and adversely affect the interests of the Lenders under the Loan Documents or in any material Collateral) or (b) waive any rights or permit any breach or default to exist under any Acquisition Document, if to do so could reasonably be expected to have a Material Adverse Effect.

                  Section 8.13 Modification of Debt Agreements

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, change or amend the terms of the Subordinated Notes Documents or any Permitted Refinancing thereof if the effect of such amendment is to (a) change the dates upon which payments of principal or interest are due on such Indebtedness other than to extend such dates, (b) change any default or event of default other than to delete or make less restrictive any default provision therein, (c) change the subordination provisions of such Indebtedness in any manner materially adverse to the Lenders or (d) change or amend any other material term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Indebtedness in a manner materially adverse to the interests of the Lenders under the Loan Documents.

                  Section 8.14 Accounting Changes; Fiscal Year

                  The Company shall cause its Fiscal Year to end on December 31 of each year and its Fiscal Quarters to end on March 31, June 30, September 30 and December 31, respectively, of each year.

                  Section 8.15 Margin Regulations

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board.

                  Section 8.16 No Speculative Transactions

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, engage in any transaction involving Hedging Contracts, except for non-speculative hedging in the ordinary course of business.

                  Section 8.17 Designated Senior Debt

                  None of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, designate any Indebtedness (other than the Obligations) of any Borrowers or any of its Subsidiaries as "Designated Senior Indebtedness" (or any comparable term) under, and as defined in, any documentation with respect to Subordinated Debt.

                                  ARTICLE IX

                               EVENTS OF DEFAULT

                  Section 9.1 Events of Default

                  Each of the following events shall be an Event of Default:

                  (a) any Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when the same becomes due and payable; or

                  (b) any Borrower shall fail to pay any interest on any Loan, any fee under any of the Loan Documents or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of five Business Days after the due date therefor; or

                  (c) any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party or that is contained in any certificate, document or financial or other written statement furnished by it under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (d) any Loan Party shall fail to perform or observe (i) any covenant or agreement contained in Article V (Financial Covenants), Section 6.2 (Default Notices), Section 7.1 (Preservation of Corporate Existence, Etc.) or
Article VIII (Negative Covenants) or (ii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of any Loan Party becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Company by the Administrative Agent or any Lender; or

                  (e) (i) any Borrower or any of Subsidiary of such Borrower (other than an Immaterial Subsidiary (so long as all such Subsidiaries as to which such condition applies would not, if aggregated as a single Subsidiary, cease to meet the definition of "Immaterial Subsidiary")) shall fail to make any payment on any Indebtedness of such Borrower or any such Subsidiary (other than the Obligations) or any Guaranty Obligation in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having an aggregate principal amount the Dollar Equivalent of which is $20,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise and after giving effect to applicable grace periods, if any, provided in the instrument or agreement under which such Indebtedness relates), or (ii) any other event shall occur or condition shall exist (beyond the period of grace, if any, provided and after the giving of notice, if required, in the instrument or agreement under which such Indebtedness relates) under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or

                  (f) (i) any Borrower or any Subsidiary of such Borrower (other than an Immaterial Subsidiary (so long as all such Subsidiaries as to which such condition applies would not, if aggregated as a single Subsidiary, cease to meet the definition of "Immaterial Subsidiary")) shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against any Borrower or any Subsidiary of such Borrower (other than an Immaterial Subsidiary (so long as all such Subsidiaries as to which such condition applies would not, if aggregated as a single Subsidiary, cease to meet the definition of "Immaterial Subsidiary")) seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, administrator or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against any Borrower or any such Subsidiary of such Borrower (but not instituted by or consented to by such Borrower or any such Subsidiary of such Borrower) either such proceedings shall remain undismissed or unstayed for a period of 60 days or more or an order or decree approving any of the foregoing shall occur, (iii) (x) the appointment of a Controller (as defined in the Corporations Act (2001) Commonwealth of Australia), liquidator, provisional liquidator or administrator to any Foreign Loan Party organized under the laws of Australia, (y) a receiver or receiver and manager to any substantial portion of the property of any Foreign Loan Party organized under the laws of Australia shall be appointed; or (z) an Australian Foreign Loan Party is taken (under section 459F(1) of the Corporations Act) to have failed to have complied with a statutory demand or (iv) any Borrower or any Subsidiary of such Borrower (other than an Immaterial Subsidiary (so long as all such Subsidiaries as to which such condition applies would not, if aggregated as a single Subsidiary, cease to meet the definition of "Immaterial Subsidiary")) shall take any corporate action to authorize any action set forth in clauses
(i), (ii) or (iii) above; or

                  (g) one or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount whose Dollar Equivalent exceeds $20,000,000 to the extent not paid, vacated, discharged, covered by insurance or supported by a letter of credit or appeal bonds posted in cash, shall be rendered against one or more of the Company and its Subsidiaries (other than any Immaterial Subsidiary (so long as all such Subsidiaries as to which such condition applies would not, if aggregated as a single Subsidiary, cease to meet the definition of "Immaterial Subsidiary")) and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgments or orders or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) (i) one or more events described in clauses (a) through
(i) of the definition of "ERISA Event" shall occur and the Dollar Equivalent of the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $20,000,000 in the aggregate, (ii) one or more events described in clause (j) of the definition of "ERISA Event" shall occur and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, together with all other ERISA Events, could reasonably be likely to have a Material Adverse Effect or (iii) the Pensions Regulator issues a Financial Support Direction or a Contribution Notice to any member of the group, unless the aggregate liability of the Loan Parties under all Financial Support Directions and Contributions Notices is less than (pound)10,000,000; or

                  (i) any Loan Document after delivery thereof shall for any reason (other than in accordance with the terms of the Loan Documents) fail or cease to be valid and binding on, or enforceable against, any Loan Party thereto, or any Loan Party shall so state in writing; or

                  (j) any Collateral Document shall for any reason cease to be in full force and effect or cease to create a valid and enforceable Lien on any Collateral (other than de minimus Collateral) purported to be covered thereby (except as otherwise expressly provided in the Loan Documents) or, except as permitted by the Loan Documents, such Lien shall fail or cease to be a perfected and first priority Lien; or

                  (k) there shall occur any Change of Control; or

                  (l) any of the Obligations of any Loan Party under the Loan Documents for any reason shall cease to be "Senior Indebtedness" or "Designated Senior Indebtedness" (or any comparable term) under, and as defined in, any documentation with respect to Subordinated Debt of such Loan Party.

                  Section 9.2 Remedies

                  During the continuance of any Event of Default, the Administrative Agent (a) at the request of the Requisite Lenders, shall, by notice to the Company declare that all or any portion of the Commitments be terminated, whereupon the obligation of each Lender to make any Loan and each Issuer to Issue any Letter of Credit shall immediately terminate and (b) at the request of the Requisite Lenders, shall, by notice to the Company, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that upon the occurrence of the Events of Default specified in clause
(f)(ii) of Section 9.1 (Events of Default) related to any Borrower, (x) the Commitments of each Lender to make Loans and the commitments of each Lender and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Loans, all such interest and all such amounts and Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers. In addition to the remedies set forth above, the Administrative Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by Requirements of Law.

                  Section 9.3 Actions in Respect of Letters of Credit

                  At any time (i) upon the Revolving Credit Termination Date,
(ii) after the Revolving Credit Termination Date when the aggregate funds on deposit in cash collateral accounts securing the Letter of Credit Obligations shall be less than 105% of the Letter of Credit Obligations, or (iii) as may be required by Section 2.9(c) or (d) (Mandatory Prepayments), the Borrowers shall pay to the Administrative Agent in immediately available funds to an account directed by the Administrative Agent's office referred to in Section 11.8 (Notices, Etc.), for deposit in a cash collateral account to secure the Letter of Credit Obligations, (x) in the case of clauses (i) and (ii) above, the amount in Dollars required such that, after such payment, the aggregate funds on deposit in the Cash Collateral Accounts equals or exceeds 105% of the sum of all outstanding Letter of Credit Obligations and (y) in the case of clause
(iii) above, the amount required by Section 2.9(c) or (d) (Mandatory Prepayments). The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.9(c) or (d) (Mandatory Prepayments) and Section 2.13(g) (Payments and Computations), as shall have become or shall become due and payable by the Borrowers to the Issuers or Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

                  Section 9.4 Rescission

                  If at any time after termination of the Commitments or acceleration of the maturity of the Loans, the Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 11.1 (Amendments, Waivers, Etc.), then upon the written consent of the Requisite Lenders and written notice to the Company, the termination of the Commitments or the acceleration and their consequences may be rescinded and annulled; provided, however, that (i) such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon and (ii) no Revolving Lender's Revolving Credit Commitment shall be reinstated unless such Revolving Lender consents thereto in its sole discretion. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuers to a decision that may be made at the election of the Requisite Lenders, and such provisions are not intended to benefit the Borrowers and do not give any Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                  Section 9.5 Collection Allocation Mechanism.

                  On the CAM Exchange Date, each Lender shall immediately be deemed to have sold and/or acquired (to the extent necessary, as determined by the Administrative Agent, to give effect to the intent of this Section 9.5) participations in the Loans (other than Swing Loans) and participations in outstanding Letters of Credit and Swing Loans (and accrued and unpaid interest and fees thereon) under each of the individual Facilities in an amount equal to such Lender's Ratable Portion of the Facilities taken as a whole (based on the Dollar Equivalent of the Loans on the CAM Exchange Date). Each Lender and each Loan Party hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Loan or any participation in any Swing Loan or Letter of Credit. Each Loan Party agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of any promissory notes evidencing its interests in the Loans so executed and delivered; provided, however, that the failure of any Loan Party to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of any of the Obligations subject to the exchange referred to above, and each distribution made by the Administrative Agent in respect of such Obligations, shall be distributed to the Lenders pro rata in accordance with their respective Ratable Portions of the Facilities taken as a whole. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of an Obligation subject to the exchange referred to above shall be paid over to the Administrative Agent for distribution to the Lenders in accordance herewith. The CAM Exchange is an agreement between the Lenders and shall be enforceable as among Lenders regardless of any automatic stay or comparable Requirement of Law resulting from the application of any bankruptcy or insolvency law with respect to any Loan Party.

                                   ARTICLE X

                      THE ADMINISTRATIVE AGENT; THE AGENTS

                  Section 10.1 Authorization and Action

                  (a) Each Lender and each Issuer hereby appoints Citicorp as the Administrative Agent hereunder and under the other Loan Documents and each Lender and each Issuer authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents and, in the case of the Collateral Documents, to act as agent for the Lenders, the Issuers and the other Secured Parties under such Collateral Documents.

                  (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and Issuers; provided, however, that the Administrative Agent shall not be required to take any action that the (i) Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuers with respect to such action or (ii) is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender and each Issuer prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.

                  (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and Issuers, and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuer or holder of any other Obligation. The Administrative Agent may perform any of its duties under any Loan Document by or through its agents or employees, and all exculpatory provisions of this Article shall apply to any such agents and employees.

                  (d) Duties of Certain Agents. Notwithstanding anything to the contrary contained in this Agreement, the Syndication Agent and the Documentation Agents are Lenders designated as such for title purposes only and in such capacity shall have no obligations or duties whatsoever under this Agreement or any other Loan Document to any Loan Party, any Lender or any Issuer and shall have no rights separate from its rights as a Lender except as expressly provided in this Agreement. Each Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity.

                  Section 10.2 Administrative Agent's Reliance, Etc.

                  None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Note as its holder until such Note has been assigned in accordance with Section
11.2 (Assignments and Participations), (b) may rely on the Register to the extent set forth in Section 2.7 (Promissory Notes), (c) may consult with legal counsel (including counsel to the Borrowers or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender or any Issuer and shall not be responsible to any Lender or any Issuer for any statements, warranties or representations made by or on behalf of any Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Loan Document, as to the financial condition of any Loan Party or as to the existence or possible existence of any Default, (f) shall not be deemed to have knowledge of any Event of Default unless and until notice describing such Event of Default is given to an Agent or its Affiliates by a Borrower, a Lender or an Issuer, (g) shall not be responsible to any Lender or any Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, (h) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting or relying upon any notice, consent, certificate, statement, report or other instrument or writing (which writing may be a telecopy, electronic mail, Internet or intranet website posting or other distribution) or any telephone message believed by it to be genuine and signed, sent or otherwise authenticated by the proper party or parties, (i) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company, any Borrower or any of their Affiliates that is communicated to or obtained by any Agent or any of its Affiliates in any capacity and (j) may presume that any condition hereunder that by its terms must be fulfilled to the satisfaction of a Lender or an Issuer is satisfactory to such Lender or such Issuer unless the Agent shall have received notice to the contrary from such Lender or such Issuer prior to the making of any Loan or the issuance of any Letter of Credit.

                  Section 10.3 Posting of Approved Electronic Communications

                  (a) Each of the Lenders, the Issuers and the Borrowers agree, and the Borrowers shall cause each Subsidiary Guarantor to agree, that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and the Issuers by posting such Approved Electronic Communications on IntraLinks(TM) or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the "Approved Electronic Platform").

                  (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single -user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers and the Borrowers acknowledges and agrees, and the Borrowers shall cause each Subsidiary to acknowledge and agree, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers and the Borrowers hereby approve, and the Borrowers shall cause each Subsidiary to approve, distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the Borrowers shall cause each Subsidiary to understand and assume, the risks of such distribution.

                  (c) The Approved Electronic Communications and the Approved Electronic Platform are provided "as is" and "as available". None of the Administrative Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (the "Agent Affiliates") warrant the accuracy, adequacy or completeness of the Approved Electronic Communications and the Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Communications and the Approved Electronic Platform. No warranty of any kind, express, implied or statutory (including, without limitation, any warranty of merchantability, fitness for a particular purpose, noninfringement of third party rights or freedom from viruses or other code defects) is made by the Agent Affiliates in connection with the approved electronic communications or the approved electronic platform.

                  (d) Each of the Lenders, the Issuers, and the Borrowers agrees, and the Borrowers shall cause each Subsidiary to agree, that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent's generally-applicable document retention procedures and policies.

                  Section 10.4 The Agents as Lenders

                  With respect to its Ratable Portion, each Agent that is a Lender shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Revolving Lenders", "Term Loan Lenders", "Requisite Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, each Agent in its individual capacity as a Lender, a Revolving Lender, Term Loan Lender or as one of the Requisite Lenders. Each Agent and each of its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party as if such Agent were not acting as Agent and without any duty to account therefor to the Lenders.

                  Section 10.5 Lender Credit Decision

                  Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon any Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of the Borrowers and each other Loan Party in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents.

                  Section 10.6 Indemnification

                  Each Lender agrees to indemnify each Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrowers or another Loan Party), from and against such Lender's aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including reasonable fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, such Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by such Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's or such Affiliate's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers or another Loan Party.

                  Section 10.7 Successor Administrative Agent

                  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Borrowers (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). If the retiring Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment as Administrative Agent, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuer directly, until such time as the Requisite Lenders appoint a successor Administrative Agent as provided for above in this
Section 10.7. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X and Sections 11.3 (Costs and Expenses) and 11.4 (Indemnities) as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  Section 10.8 Concerning the Collateral and the Collateral Documents

                  (a) Each Lender and each Issuer agrees that any action taken by the Administrative Agent or the Requisite Lenders (or, where required by the express terms of this Agreement, a different proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Administrative Agent or the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, the Issuers and other Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document (including, without limitation, the Assignment and Acceptance (Exhibit A) in respect of the Japanese Share Pledge for and on behalf of each of the Secured Parties) and accept delivery of each such agreement delivered by the Company or any of its Subsidiaries, (iii) act as Administrative Agent for the Lenders, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and each Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the Issuers for purposes of the perfection of all security interests and Liens with respect to the Collateral, including any deposit accounts maintained by a Loan Party with, and cash held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                  (b) Each of the Lenders and Issuers hereby consents to the release and hereby directs, in accordance with the terms hereof, the Administrative Agent to release (or, in the case of clause (ii) below, release or subordinate) any Lien held by the Administrative Agent for the benefit of the Lenders and Issuers against any of the following:

                  (i) all of the Collateral and all Loan Parties, upon termination of the Commitments and payment and satisfaction in full of all Loans, all Reimbursement Obligations and all other Obligations (other than contingent obligations) that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations, cash collateral has been deposited or a back-up letter of credit has been issued, in either case in the appropriate currency, on terms and in an amount satisfactory to the Administrative Agent and the applicable Issuer);

                  (ii) all Collateral of the Foreign Loan Parties, upon termination of the Euro Revolving Commitments and payment and satisfaction in full of all Loans and all other Obligations (other than contingent obligations) of the Foreign Loan Parties that the Administrative Agent has been notified in writing are then due and payable;

                  (iii) any assets that are subject to a Lien permitted by
         Section 8.2(d) or (e) (Liens, Etc.);

                  (iv) any part of the Collateral (including Stock or Stock Equivalents) sold or disposed of by a Loan Party (other than a sale to a Domestic Loan Party, in the case of a disposition by a Domestic Loan Party, or a Loan Party, in the case of a disposition by a Foreign Loan Party) if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver of or consent to a transaction otherwise prohibited by this Agreement); and

                  (v) all assets of a Guarantor at the time such Guarantor is released from its Guaranty as provided below.

                  Each of the Lenders and Issuers hereby directs the Administrative Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.8 promptly upon the effectiveness of any such release, all of the foregoing which shall be at the Company's expense.

                  In addition, each of the Lenders and Issuers hereby consents to the termination and release of any Guaranty provided by a Subsidiary that is a Guarantor upon the sale, transfer, conveyance or disposition of all or substantially all of the Stock or Stock Equivalents of such Subsidiary (other than to a Domestic Loan Party (or, in the case of the sale of a Foreign Guarantor, any Loan Party)) in a transaction permitted by the Loan Documents (but only with respect to the obligations of such Loan Party under such Guaranty).

                  Section 10.9 Collateral Matters Relating to Related
                               Obligations

                  The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Hedging Contract or Cash Management Obligation or that is otherwise owed to Persons other than the Administrative Agent, the Lenders and the Issuers (collectively, "Related Obligations") solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and (b) the Collateral may be released from the Lien of the Collateral Documents as provided in this Agreement and the Collateral Documents without the consent of any holder of Related Obligations (in such holder's capacity as a holder of Related Obligations). The provisions of the Loan Documents shall not alter the terms of any Hedging Contract or Cash Management Document or other agreement that is not a Loan Document entered into with any Qualified Party or other Secured Party unless otherwise provided therein and no acceleration of the Obligations shall affect any such agreement except to the extent provided in such agreement.

                  Section 10.10 Representation by Euro Term Lenders

                  Each Euro Term Lender represents and warrants that (i) it is, on the date hereof and on the Closing Date, a Professional Market Party and acknowledges that the Dutch Borrower has relied on such representation and warranty and (ii) on the date it became a Lender hereunder such Lender is a Professional Market Party.

                  Section 10.11 German Security

                  (a) The Administrative Agent shall:

                      (i) hold and administer any German Security which is security assigned
                           (Sicherungseigentum/Sicherungsabtretung) or
                           otherwise transferred under a non accessory security right (nicht akzessorische Sicherheit) to it as trustee (treuhanderisch) for the benefit of the Secured Parties; and

                      (ii) administer any German Security which is pledged
                           (Verpfandung) or otherwise transferred to any Secured Party under an accessory security right (akzessorische Sicherheit).

                  (b) Each Secured Party hereby authorizes the Administrative Agent to accept as its representative (Stellvertreter) any pledge or other creation of any accessory security right made to such Secured Party in relation to the Credit Agreement and to agree as its representative (Stellvertreter) to amendments and alternations to any security document which creates a pledge or any other accessory security right (akzessorische Sicherheit) including the release of such security.

                  (c) Each Loan Party and the Secured Parties hereby relieves the Administrative Agent from the restrictions of self dealing pursuant to
Section 181 of the German Civil Code (Burgerliches Gesetzbuch) to perform its duties and obligations as Administrative Agent hereunder.

                  (d) Each Secured Party hereby ratifies and approves all acts and declarations previously done by the Administrative Agent on such Secured Party's behalf (including for the avoidance of doubt the declarations made by the Administrative Agent as representative without power of attorney (Vertreter ohne Vertretungsmacht) in relation to the creation of any pledge (Pfandrecht) on behalf and for the benefit of any Secured Party).

                  (e) The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the German Security or to exercise any rights or powers arising under the German Security Documents except through the Administrative Agent.

                  Section 10.12 Parallel Debt (Covenant to pay the
                                Administrative Agent)

                  (a) For the purpose of taking and ensuring the continuing validity of certain of the security under the Collateral Documents, each of the Loan Parties hereby agrees and covenants with the Administrative Agent by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis) that each of them shall pay to the Administrative Agent sums equal to, and in the currency of, any sums owing by it to a Secured Party (other than the Administrative Agent) under any Loan Document (the "Principal Obligations") as and when the same fall due for payment under the relevant Loan Document (the "Parallel Obligations").

                  (b) Notwithstanding anything to the contrary in any Loan Document, the Administrative Agent shall have its own independent right to demand payment of the Parallel Obligations by the Loan Parties. The rights of the Secured Parties to receive payment of the Principal Obligations are several from the rights of the Administrative Agent to receive the Parallel Obligations; provided that the payment by a Loan Party of its Parallel Obligations to the Administrative Agent in accordance with this Section 10.12 shall be a good discharge of the corresponding Principal Obligations and the payment by a Loan Party of its corresponding Principal Obligations in accordance with the Loan Documents shall be a good discharge of the relevant Parallel Obligations. In the event of a good discharge of the Principal Obligations the Administrative Agent shall not be entitled any more to demand payment of the corresponding Parallel Obligations and such Parallel Obligations shall cease to exist. This shall apply accordingly in the event of a good discharge of the Parallel Obligations to the corresponding Principal Obligations. (c) Despite the foregoing, any payment under the Loan Documents shall be made to the Administrative Agent, unless expressly stated otherwise in the Secured Documents (save for this Section 10.12) or unless the Administrative Agent directs such payment to be made to the Administrative Agent.

                  Section 10.13 French Law Parallel Debt (Covenant to pay the
                                Administrative Agent)

                  (a) Notwithstanding any other provision of this Agreement, each Borrower hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Borrower to each of the Secured Parties under each of the Loan Documents as and when that amount falls due for payment under the relevant Loan Document or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting that Borrower, to preserve its entitlement to be paid that amount.

                  (b) The Administrative Agent shall have its own independent right to demand payment of the amounts payable by each Borrower under this
Section 10.13, irrespective of any discharge of such Borrower's obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Borrower, to preserve their entitlement to be paid those amounts.

                  (c) Any amount due and payable by a Borrower to the Administrative Agent under this Section 10.13 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents and any amount due and payable by a Borrower to the other Secured Parties under those provisions shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 10.13.

                  (d) The rights of the Secured Parties (other than the Administrative Agent) to receive payment of amounts payable by each Loan Party under the Loan Documents are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this Section 10.13.

                                  ARTICLE XI

                                 MISCELLANEOUS

                  Section 11.1 Amendments, Waivers, Etc.

                  (a) No failure or delay of the Administrative Agent, any Issuer or any Lender in exercising any power or right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by clause (b) below or, if applicable clause (c) or (d) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default regardless of whether an Agent, any Lender or the Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) Subject to clauses (c) and (d) below, no amendment, modification, termination or waiver of any provision of any Loan Document, or consent to any departure by any Loan Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders.

                  (c) Without the written consent of each Lender that would be directly affected thereby (whose consent shall be sufficient therefor without the consent of the Requisite Lenders), no amendment, modification, termination, waiver or consent shall be effective if the effect thereof would:

                  (i) extend the scheduled final maturity of any Loan;

                  (ii) waive, reduce or postpone any scheduled repayment (but not prepayment, including without limitation any prepayment required by Section 2.9 (Mandatory Prepayments));

                  (iii) extend the stated expiration date of any Letter of Credit beyond the Scheduled Termination Date;

                  (iv) reduce or forgive the rate of interest on any Loan, fee or other amount payable hereunder, it being understood that any amendment or modification to the financial definitions in this Agreement that are components of the Leverage Ratio shall not constitute a reduction in the rate of interest for purposes of this clause (iv);

                  (v) extend the time for payment of any such interest or fees;

                  (vi) reduce or forgive the principal amount of any Loan or any Reimbursement Obligation;

                  (vii) amend, modify, terminate or waive any provision of clauses (b), (c) or (d) of this Section 11.1 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Revolving Credit Commitments and the Term Commitments and Term Loans on the Closing
         Date);

                  (viii) amend the definition of "Requisite Lenders" or "Ratable Portion" or amend the provisions of Section 2.13(a) (Payments and Computations) relating to pro rata treatment of Lenders or Section
         11.7 (Sharing of Payments, Etc.); provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of "Requisite Lenders" or "Ratable Portion" on substantially the same basis as the Revolving Credit Commitments, Revolving Loans, Term Commitments and Term Loans are included on the Effective Date;

                  (ix) release all or substantially all of the Collateral or release any material Guarantor from its Guarantee of the Obligations except as expressly provided in the Loan Documents;

                  (x) modify any provision of Section 2.13(f) or (g) (Payments and Computations) relating to the application of proceeds received by the Administrative Agent;

                  (xi) consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Document (except as contemplated by this Agreement); or

                  (xii) change the currency in which any amount is required to be paid hereunder.

                  (d) No amendment, modification, termination, waiver or consent with respect to any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall:

                  (i) increase any Revolving Credit Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided no amendment, modification, termination, waiver or consent with respect to any condition precedent, covenant, Default or Event of Default shall be construed as an increase in the Revolving Credit Commitment of any Lender;

                  (ii) amend, modify, terminate or waive any provision hereof relating to the Swing Loan Sublimit or the Swing Loans without the consent of each Swing Loan Lender;

                  (iii) amend the definition of "Requisite Class Lenders" without the consent of Requisite Class Lenders of each Class; provided, with the consent of the Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of such "Requisite Class Lenders" on substantially the same basis as the Revolving Credit Commitments, Term Commitments and Term Loans are included on the Closing Date;

                  (iv) alter the required application of any repayments or prepayments as between Facilities pursuant to Section 2.9 (Mandatory Prepayments) without the consent of the Requisite Class Lenders under each Facility which is being allocated a lesser repayment or prepayment as a result thereof; provided the Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Facilities, of any portion of such prepayment is still required to be made is not altered and, if additional extensions of term credit under this Agreement consented to by the Requisite Lenders are made, such new term loans may be included on a pro rata basis in the various prepayments required pursuant to Section 2.9 (Mandatory Prepayments);

                  (v) amend, modify, terminate or waive any obligation of Revolving Lenders relating to the issuance of or purchase of participations in Letters of Credit without the written consent of the Requisite Class Lenders under the Dollar Revolving Facility, the Administrative Agent and each Issuer;

                  (vi) amend, modify, terminate or waive any provision of
         Article X (The Administrative Agent; The Agents) as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent;

                  (vii) amend, modify, terminate or waive any provision of any Loan Document specifying the number or percentage of Lenders (or Lenders under any Facility) required to waive, amend or modify any rights thereunder or make any determination to grant any consent thereunder without the written consent of each Lender (or each Lender under such Facility, as the case may be);

                  (viii) amend, modify, terminate or waive the manner of application of any optional or mandatory prepayments of Loans to the remaining amortization payments of the Term Loans without the written consent of the Requisite Class Lenders under each affected Facility;

                  (ix) expressly amend, modify, supplement or waive any condition precedent in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) without the written consent of the Requisite Revolving Lenders; or

                  (x) increase the maximum duration of Interest Periods hereunder without the consent of all affected Lenders.

                  (e) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of any Revolving Lenders or Term Loan Lenders, the consent of the Requisite Lenders, Requisite Class Lenders, or Requisite Revolving Lenders is obtained but the consent of any Revolving Lender or Term Loan Lender whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a "Non-Consenting Lender"), then, as long as
(i) the Lender acting as the Administrative Agent is not a Non-Consenting Lender and (ii) all Non-Consenting Lenders are treated similarly, at the Company's request, an Eligible Assignee that has consented to such amendment, modification, waiver or termination reasonably acceptable to the Administrative Agent shall have the right (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to such Eligible Assignee, all of the Revolving Credit Commitments and Revolving Credit Outstandings of such Non-Consenting Lender if such Non-Consenting Lender is a Non-Consenting Lender in its capacity as a Revolving Lender and all of the Term Loans under the applicable Facility of such Non-Consenting Lender if such Non-Consenting Lender is a Non-Consenting Lender in its capacity as a Term Loan Lender, in each case for an amount equal to the principal balance of all such Revolving Loans or Term Loans, as applicable, held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall be recorded in the Register maintained by the Administrative Agent and not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company whereby such Eligible Assignee shall agree to be bound by the terms hereof together with the $3,500 assignment fee to the extent such fee is required to be paid by Section 11.2 (Assignments and Participations) and (y) such Non-Consenting Lender shall have received payments of all Revolving Loans or Term Loans, as applicable, held by it and all accrued and unpaid interest and fees with respect thereto and all other amounts then due and owing through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall promptly execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of the Non-Consenting Lender's Loans) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.

                  Section 11.2 Assignments and Participations

                  (a) Each Lender may sell, transfer or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Term Loans, the Revolving Loans, the Swing Loans and the Letters of Credit); provided, however, that (i) if any such assignment shall be of the assigning Lender's Revolving Credit Outstandings and Revolving Credit Commitments under any Revolving Credit Facility, such assignment shall cover the same percentage of such Lender's Revolving Credit Outstandings and Revolving Credit Commitment under such Revolving Credit Facility, and (ii) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the Assignor's entire interest) be, (x) in the case of any Revolving Credit Facility, less than $2,500,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the case of the Term Facility, less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof (in the case of U.S. Term Loans), (pound)500,000 or an integral multiple of (pound)500,000 in excess thereof (in the case of Sterling Term Loans) or
(euro)1,000,000 or an integral multiple of (euro)1,000,000 in excess thereof (in the case of Euro Term Loans), except, in either case, (A) with the consent of the Company and the Administrative Agent or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of such Lender. Any such assignment need not be ratable as among any of the Facilities (it being understood, however, that assignments of Euro Term-1 Loans and Euro Term-2 Loans may only be made on a pro rata basis). Each Eligible Assignee of a Euro Term Loan shall at any time while it is a requirement of Dutch law that each Lender is a Professional Market Party by accepting such Euro Term Loan be deemed to have represented to the Dutch Borrower that it is, or qualifies as, a Professional Market Party.

                  (b) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note (if Notes have been issued in respect of the assigning Lender's Loans) subject to such assignment. Upon the execution, delivery, acceptance and recording in the Register of any Assignment and Acceptance and, except for any primary assignment by any Agent or any Affiliate of such Agent (in its capacity as a Lender), the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of $3,500 (by a party to such Assignment and Acceptance other than the Borrowers) from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender, and if such Lender were an Issuer, of such Issuer hereunder and thereunder, and (ii) the Notes (if any) corresponding to the Loans assigned thereby shall be transferred to such assignee by notation in the Register and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

                  (c) The Administrative Agent shall maintain at its address referred to in Section 11.8 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in the Register, in accordance with Section 2.7 (Promissory Notes), the names and addresses of the Lenders and Issuers and the principal amount of the Loans and Reimbursement Obligations owing to each Lender from time to time and the Commitments of each Lender. Any assignment pursuant to this Section 11.2 shall not be effective until such assignment is recorded in the Register.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. Within five Business Days after its receipt of such notice, the Borrowers, at their own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent new Notes to the order of such assignee in an amount equal to the Commitments and Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Commitments or Loans hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitments and Loans retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit B-1 (Form of Revolving Credit Note) or Exhibit B-2 (Form of Term Note), as applicable.

                  (e) Each Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, Revolving Loans and Letters of Credit). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any regularly scheduled date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.8(b) (Concerning the Collateral and the Collateral Documents). In the event of the sale of any participation by any Lender, (w) such Lender's obligations under the Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Sections 2.14(c) (Illegality), 2.16 (Capital Adequacy) and of 2.17 (Taxes) as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, the Borrowers shall not, at any time, be obligated to make under Section 2.14(c) (Illegality), 2.16 (Capital Adequacy) or 2.17 (Taxes) to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount the Borrowers would have been obligated to pay to such Lender in respect of such interest had such participation not been sold unless the participation was made with a Borrower's prior written consent or the right to a greater payment resulted from a Change in Law after the Participant became a Participant; provided that the Participant complies with the requirements of the Section under which it is entitled to receive a greater payment and provided, further, that such participant in the rights and obligations of such Lender shall have no direct right to enforce any of the terms of this Agreement against the Borrowers, the Administrative Agent or the other Lenders.

                  (f) Each Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Borrowers, the Administrative Agent, such Issuer and such Lender, subject to the provisions of Section 2.7(b) (Promissory Notes) relating to notations of transfer in the Register. If such Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2, then, as of the effective date of such cessation, such Issuer's obligations to Issue Letters of Credit pursuant to Section 2.4 (Letters of Credit) shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

                  (g) Any Lender may, without the consent of the Company or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment or the exercise by the pledgee of its rights thereunder or with respect thereto shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) Notwithstanding anything to the contrary herein, no Lender will assign or sell participations in all or a portion of its Loans or Commitments to any Person who is (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the U.S. Department of Treasury Office of Foreign Assets Control ("OFAC") and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) either (A) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders.

                  Section 11.3 Costs and Expenses

                  (a) The Borrowers agree upon demand to pay, or reimburse the Administrative Agent, within five Business Days after demand for all of its reasonable documented out-of-pocket costs and expenses in connection with: (i) the Administrative Agent's investigation of the Company and its Subsidiaries in connection with the preparation, negotiation or execution of any Loan Document, including, all of the Administrative Agent's reasonable documented out-of-pocket audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable documented out-of-pocket costs and expenses of every type and nature (including the reasonable fees, expenses and disbursements of the Agents' counsel, Cahill Gordon & Reindel LLP, local legal counsel, auditors, accountants, appraisers, insurance and environmental advisors, and other consultants and agents), (ii) the preparation, negotiation, execution or interpretation of this Agreement, any Loan Document or any proposal letter or commitment letter issued in connection therewith, (iii) the creation, perfection or protection of the Liens under any Loan Document (including any reasonable fees, disbursements and expenses for local counsel in various jurisdictions), (iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to such Agent's rights and responsibilities hereunder and under the other Loan Documents, (v) the protection, collection or enforcement of any Obligation or the enforcement of any Loan Document, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Borrower's Subsidiaries, the Transactions, the Acquisition Documents, this Agreement or any other Loan Document, (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Borrower's Subsidiaries, the Transactions, the Acquisition Documents, this Agreement or any other Loan Document or (viii) any amendment, consent, waiver, assignment, restatement, or supplement to any Loan Document or the preparation, negotiation and execution of the same.

                  (b) The Borrowers further agree to pay or reimburse the Administrative Agent and each of the Lenders and Issuers upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by the Administrative Agent, such Lenders or such Issuers in connection with any of the following: (i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or in any insolvency or bankruptcy proceeding,
(iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Borrower's Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Loan Document or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause (i), (ii) or (iii) above.

                  Section 11.4 Indemnities

                  (a) The Borrowers agree to indemnify and hold harmless each Agent, Arranger, Lender and Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing (each such Person being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses, joint or several, of any kind or nature (including reasonable out-of-pocket fees, disbursements and expenses of financial and legal advisors to any such Indemnitee) that may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not such investigation, litigation or proceeding is brought by any such indemnitee or any of its directors, security holders or creditors or any such Indemnitee, director, security holder or creditor is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state, provincial, local or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, any Letter of Credit, any Disclosure Document, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or Letters of Credit (collectively, the "Indemnified Matters") (including any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including reasonably counsel fees and disbursements) incurred in connection with defense thereof, by any Indemnitee as a result of conduct of a Borrower that violates a sanction enforced by
OFAC); provided, however, that the Borrowers shall not have any liability under this Section 11.4 to an Indemnitee with respect to any Indemnified Matter solely to the extent that such liability has resulted from the gross negligence or willful misconduct of that Indemnitee or from any breach of any of such Indemnitee's obligations under the Loan Documents to which it is a party or attributable to an action brought by one Indemnitee against another Indemnitee (other than an action against an Agent, Arranger or Issuer, in their respective capacities as such, unless such liability has resulted from the gross negligence or willful misconduct of such Person). Without limiting the foregoing, "Indemnified Matters" include (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Company or any of its Subsidiaries involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate, (ii) any costs or liabilities incurred in connection with any Response Action concerning the Company or any of its Subsidiaries, (iii) any Environmental Liabilities or costs incurred in connection with any Environmental Lien and
(iv) any Environmental Liabilities or costs incurred in connection with any other matter under any Environmental Law, including CERCLA and applicable state, provincial or other property transfer laws, whether, with respect to any such matter, such Indemnitee is a party hereto, a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to the Company or any of its Subsidiaries, or the owner, lessee or operator of any property of the Company or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (x) incurred following foreclosure by the Administrative Agent, any Lender or any Issuer, or the Administrative Agent, any Lender or Issuer having become the successor in interest to the Company or any of its Subsidiaries and (y) attributable solely to acts of the Administrative Agent, such Lender or such Issuer or any agent on behalf of the Administrative Agent, such Lender or such Issuer.

                  (b) The Borrowers agree that any indemnification pursuant to this Section 11.4 shall (i) survive the termination of this Agreement or payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Loan Document.

                  (c) Any indemnity, obligation, liability and undertaking granted or assumed pursuant to this Agreement (including but not limited to this Section 11.4 (Indemnification)) by any Loan Party organized under the laws of the Netherlands shall be deemed not to be undertaken or incurred by such Loan Party to the extent that the same would constitute unlawful financial assistance within the meaning of Sections 2:207c of the Dutch Civil Code (the "Prohibition") and the provisions of this Agreement shall be construed accordingly. For the avoidance of doubt, the indemnities, obligations, liabilities and undertakings granted or assumed pursuant to this Agreement will continue to be in full force to the extent these would not constitute a violation of the Prohibition.

                  Section 11.5 Limitation of Liability

                  The Borrowers agree that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the Transactions contemplated hereby and in the other Loan Documents and Related Documents or arising out of any Loan Party's or any Agent Affiliate's transmission or Approved Electronic Communications through the internet or any use of the Approved Electronic Platform. In no event, however, shall any Indemnitee be liable under Section 11.2(h) (Assignments and Participation) or on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings). Each of the Borrowers hereby waives, releases and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 11.6 Right of Set-off

                  Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender may at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrowers against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrowers after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender agrees that it shall not, without the express consent of the Administrative Agent or the Requisite Lenders (and that, it shall, to the extent lawfully entitled to do so, upon the request of the Administrative Agent or the Requisite Lenders) exercise its set-off rights under this Section 11.6 against any deposit accounts of the Loan Parties and their Subsidiaries maintained with such Lender or any Affiliate thereof. The rights of each Lender under this
Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

                  Section 11.7 Sharing of Payments, Etc.

                  If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender's receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

                   (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest in the same currency as received; and

                  (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by a Loan Party pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations to any assignee or participant, other than to a Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).

                  Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

                  Section 11.8 Notices, Etc.

                  (a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows (or at such other address as may be notified by such party to the Administrative Agent and the Company):

                  (i) If to the Company or any other Loan Party:

                      ACCO Brands Corporation
                      300 Tower Parkway
                      Lincolnshire, Illinois  60069
                      Attention:  Thomas P. O'Neill
                                  Anthony Giuliano
                      Email:  Tom_O'Neill@acco.com; TGiuliano@gbc.com
                      Tel:  (800) 222-6462

                      and

                      Attention:  Steve Rubin
                      Email:  SRubin@gbc.com
                      Tel:  (800) 222-6462

                      with a copy to:

                      Skadden, Arps, Slate Meagher & Flom LLP
                      333 West Wacker Drive
                      Chicago, Illinois  60606
                      Attention:  William R. Kunkel, Esq.
                                  Randall J. Rademaker, Esq.
                      Tel:  (312) 407-0700

                  (ii) if to any Lender, at its Applicable Lending Office specified opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the signature page of any applicable Assignment and Acceptance;

                  (iii) if to an Issuer, at the address set forth under its name on Schedule II (Applicable Lending Offices and Addresses for Notices); and

                  (iv) if to the Administrative Agent:

                       (a) for notices pursuant to Article II and Article III:

                           Citicorp North America, Inc.
                           Global Loans Support Services
                           2 Penns Way, Suite 110
                           New Castle, Delaware  19720
                           Attention:  Jacqueline Caine
                           Fax No.:  212-994-0961
                           E-Mail Address:  jacqueline.caine@citigroup.com

                       (b) for all other notices:

                           Citicorp North America, Inc.
                           233 S. Wacker Dr., 86th Floor
                           Chicago, IL  60606
                           Attention:  Carrie Stead
                           Fax No.:  (312) 876-3283
                           E-Mail Address:  caroline.a.stead@citigroup.com

                           with a copy to:

                           Cahill Gordon & Reindel LLP
                           80 Pine Street
                           New York, New York  10005
                           Attention:  Michael E. Michetti
                           Fax No.:  (212) 378-2313
                           E-Mail Address:  mmichetti@cahill.com

or at such other address as shall be notified in writing (x) in the case of the Borrowers, the Administrative Agent and the Swing Loan Lenders, to the other parties and (y) in the case of all other parties, to the Borrowers and the Administrative Agent.

                  (b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in clause (a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, three Business Days after being deposited in the mails, postage prepaid, return receipt requested, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring a user prior access to such Approved Electronic Platform, website or other device, when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and (iv) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in clause (a) above; provided, however, that notices and communications to the Administrative Agent pursuant to Article II (The Facilities) or Article X (The Administrative Agent; The Agents) shall not be effective until received by the Administrative Agent.

                  (c) Use of Electronic Platform. Notwithstanding clauses (a) and (b) above (unless the Administrative Agent requests that the provisions of clauses (a) and (b) above be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of, any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications electronically (in a format acceptable to the Administrative Agent) to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify the Borrower. Nothing in this clause (c) shall prejudice the right of the Administrative Agent or any Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement.

                  (d) Notices by or to the U.K. Borrower or the Dutch Borrower, Etc. Each of the U.K. Borrower and the Dutch Borrower hereby agrees that any notice to the U.K. Borrower or the Dutch Borrower required hereunder may be provided by the Company and each of the U.K. Borrower and the Dutch Borrower hereby authorizes the Company to provide borrowing and other notices to the Administrative Agent on behalf of such Borrower. The Company hereby consents to any Subsidiary of the Company organized under the laws of Australia providing notice directly to the Administrative Agent an Issuer located in Australia with respect to any Letter of Credit to be issued on behalf of such Subsidiary. Each of the Borrowers agrees to be bound by any such notice provided by any party as provided above as though such Borrower had directly provided such notice.

                  Section 11.9 No Waiver; Remedies

                  No failure on the part of any Lender, any Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 11.10 Binding Effect

                  This Agreement shall become effective when it shall have been executed by the Borrowers and each Agent and when the Administrative Agent shall have been notified by each Lender and each Issuer that such Lender or Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Agent and each Lender and each Issuer and, in each case, their respective successors and assigns; provided, however, that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  Section 11.11 Governing Law

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  Section 11.12 Submission to Jurisdiction; Service of Process

                  (a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (b) Each of the Borrowers hereby irrevocably designates, appoints and empowers CT Corporation System ,111 Eighth Avenue, 13th Floor, New York, New York 10011 (the "Process Agent"), in the case of any suit, action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any Loan Document. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Borrower in care of the Process Agent at the Process Agent's above address, and each of the Borrowers hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each of the Borrowers irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Borrower at its address specified in Section 11.8 (Notices, Etc.). To the extent permitted by law, each of the Borrowers agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Nothing contained in this Section 11.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Borrower or any other Loan Party in any other jurisdiction.

                  (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars, Euros or Sterling into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars, Euros or Sterling, as the case may be, with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, Euros or Sterling, as the case may be, for delivery two Business Days thereafter. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent in the Agreement Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.

                  Section 11.13 Waiver of Jury Trial

                  EACH OF THE AGENTS, THE LENDERS, THE ISSUERS AND THE BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                  Section 11.14 Marshaling; Payments Set Aside

                  None of the Administrative Agent, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to the Administrative Agent, the Lenders or the Issuers or any such Person receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  Section 11.15 Section Titles

                  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

                  Section 11.16 Execution in Counterparts

                  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Company and the Administrative Agent.

                  Section 11.17 Entire Agreement

                  This Agreement, together with all of the other Loan Documents embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern.

                  Section 11.18 Confidentiality

                  Each Lender and the Administrative Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any such information other than (a) to such Lender's or the Administrative Agent's, as the case may be, employees, representatives, counsel, auditors and agents (and Qualified Parties that are Affiliates of such Lenders) that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Company or a Subsidiary thereof, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or in accordance with a Lender's regulatory compliance policy, (d) to current or prospective assignees, participants (Assignments and Participations) and to their respective legal or financial advisors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this
Section 11.18, (e) with the prior written consent of the Company, (f) to the extent reasonably required in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder and (g) to the extent specifically provided in any other agreement between a Secured Party, on the one hand, and the Company or a Subsidiary, on the other.

                  Section 11.19 Patriot Act

                  The Lenders hereby notify the Borrowers that pursuant to the requirements of the U.S.A. Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Patriot Act"), each Lender is required to obtain, verify and record information that identifies each Borrower, which information includes the name, address, tax identification number and other information regarding such Borrower that will allow such Lender to identify such Borrower in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to each Lender.

                            [SIGNATURE PAGES FOLLOW]

                       (Credit Agreement Signature Page)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            ACCO BRANDS CORPORATION,
                                as U.S. Borrower


                            By: /s/ Neal V. Fenwick
                                -------------------
                                Name:   Neal V. Fenwick
                                Title:  Executive Vice President and
                                          Chief Financial Officer


                            ACCO BRANDS EUROPE LTD.,
                                as U.K. Borrower


                            By: /s/ Paul Chapman
                                -----------------
                                Name:   Paul Chapman
                                Title:  Vice President - Finance


                            FURLON HOLDINGS B.V.,
                              as Dutch Borrower


                            By: /s/ C.H. van Manen
                                --------------------
                                Name:   C. H. van Manen
                                Title:  Director

                                CITICORP NORTH AMERICA, INC.,
                                        as Adminstrative Agent

                                    By: /s/ Myles Kassin
                                        -----------------------------
                                        Name:    Myles Kassin
                                        Title:   Vice President


                                CITICORP NORTH AMERICA, INC.,
                                        as Dollar Revolving Lender

                                    By: /s/ Myles Kassin
                                        -----------------------------
                                        Name:    Myles Kassin
                                        Title:   Vice President


                                CITICORP NORTH AMERICA, INC.,
                                        as U.S. Term Lender

                                    By: /s/ Myles Kassin
                                        -----------------------------
                                        Name:    Myles Kassin
                                        Title:   Vice President


                                ABN AMRO BANK N.V.,
                                        as Syndication Agent

                                    By: /s/ Terrence J. Ward
                                        -----------------------------
                                        Name:    Terrence J. Ward
                                        Title:   Senior Vice President

                                    By: /s/ John M. Pastore
                                        -----------------------------
                                        Name:    John M. Pastore
                                        Title:   Vice President


                                ABN AMRO BANK N.V.,
                                        as a Euro Term Lender

                                    By: /s/ Terrence J. Ward
                                        -----------------------------
                                        Name:    Terrence J. Ward
                                        Title:   Senior Vice President


                                    By: /s/ John M. Pastore
                                        -----------------------------
                                         Name:    John M. Pastore
                                         Title:   Vice President


                                ABN AMRO BANK N.V.,
                                        as a Sterling Term Lender

                                    By: /s/ Terrence J. Ward
                                        -----------------------------
                                        Name:    Terrence J. Ward
                                        Title:   Senior Vice President

                                    By: /s/ John M. Pastore
                                        -----------------------------
                                        Name:    John M. Pastore
                                        Title:   Vice President

                                ABN AMRO BANK N.V.,
                                        as a Euro Revolving Lender

                                    By: /s/ Terrence J. Ward
                                        -----------------------------
                                        Name:    Terrence J. Ward
                                        Title:   Senior Vice President

                                    By: /s/ John M. Pastore
                                        -----------------------------
                                        Name:    John M. Pastore
                                        Title:   Vice President


                                ABN AMRO BANK N.V.,
                                        as a Dollar Revolving Lender

                                    By: /s/ Terrence J. Ward
                                        -----------------------------
                                        Name:    Terrence J. Ward
                                        Title:   Senior Vice President

                                    By: /s/ John M. Pastore
                                        -----------------------------
                                        Name:    John M. Pastore
                                        Title:   Vice President


                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        a Swing Loan Lender and Issuer

                                    By: /s/ Jeffery B. Michalczyk
                                        -------------------------------
                                        Name:    Jeffery B. Michalczyk
                                        Title:   Vice President


                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        a Dollar Revolving Lender

                                    By: /s/ Jeffery B. Michalczyk
                                        ------------------------------
                                        Name:    Jeffery B. Michalczyk
                                        Title:   Vice President


                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        a Euro Revolving Lender

                                    By: /s/ Jeffery B. Michalczyk
                                        ------------------------------
                                        Name:    Jeffery B. Michalczyk
                                        Title:   Vice President

                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        a Sterling Term Lender

                                    By: /s/ Jeffery B. Michalczyk
                                        ------------------------------
                                        Name:    Jeffery B. Michalczyk
                                        Title:   Vice President


                                LASALLE BANK NATIONAL ASSOCIATION, as
                                        a Euro Term Lender

                                    By: /s/ Jeffery B. Michalczyk
                                        ------------------------------
                                        Name:    Jeffery B. Michalczyk
                                        Title:   Vice President


                                GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        a U.S. Term Lender

                                    By: /s/ William W. Archer
                                        -----------------------------
                                        Name:    William W. Archer
                                        Title:   Managing Director


                                GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        a Euro Term Lender

                                    By: /s/ William W. Archer
                                        -----------------------------
                                        Name:    William W. Archer
                                        Title:   Managing Director

                                GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        a Dollar Revolving Lender

                                    By: /s/ William W. Archer
                                        -----------------------------
                                        Name:    William W. Archer
                                        Title:   Managing Director


                                GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        a Sterling Term Lender

                                    By: /s/ William W. Archer
                                        -----------------------------
                                        Name:    William W. Archer
                                        Title:   Managing Director


                                GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        a Euro Revolving Lender

                                    By: /s/ William W. Archer
                                        -----------------------------
                                        Name:    William W. Archer
                                        Title:   Managing Director


                                HARRIS N.A.,
                                        as a Co-Documentation Agent and Issuer

                                    By: /s/ Danjuma G. Gibson
                                        -----------------------------
                                        Name:    Danjuma G. Gibson
                                        Title:   Vice President

                                HARRIS N.A.,
                                        as a Dollar Revolving Lender

                                    By: /s/ Danjuma G. Gibson
                                        -----------------------------
                                        Name:    Danjuma G. Gibson
                                        Title:   Vice President


                                HARRIS N.A.,
                                        as a Euro Revolving Lender

                                    By: /s/ Danjuma G. Gibson
                                        -----------------------------
                                        Name:    Danjuma G. Gibson
                                        Title:   Vice President


                                HARRIS N.A.,
                                        as a Sterling Term Lender

                                    By: /s/ Danjuma G. Gibson
                                        -----------------------------
                                        Name:    Danjuma G. Gibson
                                        Title:   Vice President


                                HARRIS N.A.,
                                        as a Euro Term Lender

                                    By: /s/ Danjuma G. Gibson
                                        -----------------------------
                                        Name:    Danjuma G. Gibson
                                        Title:   Vice President

                                GENERAL ELECTRIC CAPTIAL CORPORATION,
                                        as a Co-Documentation Agent and a Swin
                                        Loan Lender

                                    By: /s/ Robert M. Kadlick
                                        -----------------------------
                                        Name:    Robert M. Kadlick
                                        Title:   Duly Authorized Signatory


                                GENERAL ELECTRIC CAPTIAL CORPORATION,
                                        as a Euro Term Lender

                                    By: /s/ Robert M. Kadlick
                                        -----------------------------
                                        Name:    Robert M. Kadlick
                                        Title:   Duly Authorized Signatory


                                GENERAL ELECTRIC CAPTIAL CORPORATION,
                                        as a Sterling Term Lender

                                    By: /s/ Robert M. Kadlick
                                        -----------------------------
                                        Name:    Robert M. Kadlick
                                        Title:   Duly Authorized Signatory


                                GENERAL ELECTRIC CAPTIAL CORPORATION,
                                        as a Euro Revolving Lender

                                    By: /s/ Robert M. Kadlick
                                        -----------------------------
                                        Name:    Robert M. Kadlick
                                        Title:   Duly Authorized Signatory


                                GENERAL ELECTRIC CAPTIAL CORPORATION,
                                        as a Dollar Revolving Lender

                                    By: /s/ Robert M. Kadlick
                                        -----------------------------
                                        Name:    Robert M. Kadlick
                                        Title:   Duly Authorized Signatory


                                NATIONAL CITY BANK OF THE MIDWEST,
                                        as a Euro Term Lender

                                    By: /s/ Lynn Rosinsky
                                        -----------------------------
                                        Name:    Lynn Rosinsky
                                        Title:   Senior Vice President
                                                 Regional Manager


                                NATIONAL CITY BANK OF THE MIDWEST,
                                        as a Sterling Term Lender

                                    By: /s/ Lynn Rosinsky
                                        -----------------------------
                                        Name:    Lynn Rosinsky
                                        Title:   Senior Vice President
                                                 Regional Manager


                                NATIONAL CITY BANK OF THE MIDWEST,
                                        as a Dollar Revolving Lender

                                    By: /s/ Lynn Rosinsky
                                        -----------------------------
                                        Name:    Lynn Rosinsky
                                        Title:   Senior Vice President
                                                 Regional Manager


                                NATIONAL CITY BANK OF THE MIDWEST,
                                        as a Euro Revolving Lender

                                    By: /s/ Lynn Rosinsky
                                        -----------------------------
                                        Name:    Lynn Rosinsky
                                        Title:   Senior Vice President
                                                 Regional Manager


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Euro Term Lender

                                    By: /s/ Beth Rue
                                        -----------------------------
                                        Name:    Beth Rue
                                        Title:   AVP


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Sterling Term Lender

                                    By: /s/ Beth Rue
                                        -----------------------------
                                        Name:    Beth Rue
                                        Title:   AVP


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Euro Revolving Lender

                                    By: /s/ Beth Rue
                                        -----------------------------
                                        Name:    Beth Rue
                                        Title:   AVP


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Dollar Revolving Lender

                                    By: /s/ Beth Rue
                                        -----------------------------
                                        Name:    Beth Rue
                                        Title:   AVP


                                U.S. BANK NATIONAL ASSOCIATION,
                                        as a Dollar Revolving Lender

                                    By: /s/ Matthew J. Schultz
                                        -----------------------------
                                        Name:    Matthew J. Schultz
                                        Title:   Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                        as a Sterling Term Lender

                                    By: /s/ Matthew J. Schultz
                                        -----------------------------
                                        Name:    Matthew J. Schultz
                                        Title:   Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                        as a Euro Term Lender

                                    By: /s/ Matthew J. Schultz
                                        -----------------------------
                                        Name:    Matthew J. Schultz
                                        Title:   Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                        as a Euro Revolving Lender

                                    By: /s/ Matthew J. Schultz
                                        -----------------------------
                                        Name:    Matthew J. Schultz
                                        Title:   Vice President

                                COMMONWEALTH BANK OF AUSTRALIA, as
                                        a Euro Term Lender

                                    By: /s/ Jeffery Heazlewood
                                        -----------------------------
                                        Name:    Jeffery Heazlewood
                                        Title:   Relationship Executive


                                COMMONWEALTH BANK OF AUSTRALIA, as
                                        a Sterling Term Lender

                                    By: /s/ Jeffery Heazlewood
                                        -----------------------------
                                        Name:    Jeffery Heazlewood
                                        Title:   Relationship Executive


                                COMMONWEALTH BANK OF AUSTRALIA, as
                                        a Euro Revolving Lender

                                    By: /s/ Jeffery Heazlewood
                                        -----------------------------
                                        Name:    Jeffery Heazlewood
                                        Title:   Relationship Executive


                                COMMONWEALTH BANK OF AUSTRALIA, as
                                        a Dollar Revolving Lender

                                    By: /s/ Jeffery Heazlewood
                                        -----------------------------
                                        Name:    Jeffery Heazlewood
                                        Title:   Relationship Executive

                                JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as
                                        a Euro Term Lender

                                    By: /s/ Jason A. Rastovski
                                        -----------------------------
                                        Name:    Jason A. Rastovski
                                        Title:   Vice President


                                JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as
                                        a Sterling Term Lender

                                    By: /s/ Jason A. Rastovski
                                        -----------------------------
                                        Name:    Jason A. Rastovski
                                        Title:   Vice President


                                JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as
                                        a Euro Revolving Lender

                                    By: /s/ Jason A. Rastovski
                                        -----------------------------
                                        Name:    Jason A. Rastovski
                                        Title:   Vice President


                                JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as
                                        a Dollar Revolving Lender

                                    By: /s/ Jason A. Rastovski
                                        -----------------------------
                                        Name:    Jason A. Rastovski
                                        Title:   Vice President


                                MIZUHO CORPORATE BANK LIMITED, as
                                        a Dollar Revolving Lender

                                    By: /s/ Robert Gallagher
                                        -----------------------------
                                        Name:    Robert Gallagher
                                        Title:   Senior Vice President

                                MIZUHO CORPORATE BANK LIMITED, as
                                        a Euro Revolving Lender

                                    By: /s/ Robert Gallagher
                                        -----------------------------
                                        Name:    Robert Gallagher
                                        Title:   Senior Vice President


                                MIZUHO CORPORATE BANK LIMITED, as
                                        a Sterling Term Lender

                                    By: /s/ Robert Gallagher
                                        -----------------------------
                                        Name:    Robert Gallagher
                                        Title:   Senior Vice President


                                MIZUHO CORPORATE BANK LIMITED, as
                                        a Euro Term Lender

                                    By: /s/ Robert Gallagher
                                        -----------------------------
                                        Name:    Robert Gallagher
                                        Title:   Senior Vice President


                                BANK OF TOKYO-MITSUBISHI, LTD., as
                                        a Euro Revolving Lender

                                    By: /s/ Andrew Trenouth
                                        -----------------------------
                                        Name:    Andrew Trenouth
                                        Title:   Deputy General Manager


                                BANK OF TOKYO-MITSUBISHI, LTD., as
                                        a Sterling Term Lender

                                    By: /s/ Andrew Trenouth
                                        -----------------------------
                                        Name:    Andrew Trenouth
                                        Title:   Deputy General Manager

                                BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH,
                                        as a Dollar Revolving Lender

                                    By: /s/ Kazuya Matsushita
                                        -----------------------------
                                        Name:    Kazuya Matsushita
                                        Title:   General Manager


                                BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH,
                                        as a Euro Term Lender

                                    By: /s/ Kazuya Matsushita
                                        -----------------------------
                                        Name:    Kazuya Matsushita
                                        Title:   General Manager


                                COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                        BRANCHES, as a Euro Term Lender

                                    By: /s/ Isabel S. Ziessig
                                        -----------------------------
                                        Name:    Isabel S. Zeissig
                                        Title:   Vice President

                                    By: /s/ Charles W. Polet
                                        -----------------------------
                                        Name:    Charles W. Polet
                                        Title:   Assistant Treasurer


                                COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                        BRANCHES, as a Sterling Term Lender

                                    By: /s/ Isabel S. Ziessig
                                        -----------------------------
                                        Name:    Isabel S. Zeissig
                                        Title:   Vice President

                                    By: /s/ Charles W. Polet
                                        -----------------------------
                                        Name:    Charles W. Polet
                                        Title:   Assistant Treasurer

                                COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                        BRANCHES, as a Dollar Revolving Lender

                                    By: /s/ Isabel S. Ziessig
                                        -----------------------------
                                        Name:    Isabel S. Zeissig
                                        Title:   Vice President

                                    By: /s/ Charles W. Polet
                                        -----------------------------
                                        Name:    Charles W. Polet
                                        Title:   Assistant Treasurer


                                COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                        BRANCHES, as a Euro Revolving Lender

                                    By: /s/ Isabel S. Ziessig
                                        -----------------------------
                                        Name:    Isabel S. Zeissig
                                        Title:   Vice President

                                    By: /s/ Charles W. Polet
                                        -----------------------------
                                        Name:    Charles W. Polet
                                        Title:   Assistant Treasurer


                                PNC BANK, NATIONAL ASSOCIATION, as
                                        a Euro Revolving Lender

                                    By: /s/ David B. Gookin
                                        -----------------------------
                                        Name:    David B. Gookin
                                        Title:   Senior Vice President


                                PNC BANK, NATIONAL ASSOCIATION, as
                                        a Dollar Revolving Lender

                                    By: /s/ David B. Gookin
                                        -----------------------------
                                        Name:    David B. Gookin
                                        Title:   Senior Vice President

                                PNC BANK, NATIONAL ASSOCIATION, as
                                        a Euro Term Lender

                                    By: /s/ David B. Gookin
                                        -----------------------------
                                        Name:    David B. Gookin
                                        Title:   Senior Vice President


                                PNC BANK, NATIONAL ASSOCIATION, as
                                        a Sterling Term Lender

                                    By: /s/ David B. Gookin
                                        -----------------------------
                                        Name:    David B. Gookin
                                        Title:   Senior Vice President


                                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                                        BRANCH, as a Dollar Revolving Lender

                                    By: /s/ Yoram Dankner
                                        -----------------------------
                                        Name:    Yoram Dankner
                                        Title:   Managing Director

                                    By: /s/ Patricia Grieve
                                        -----------------------------
                                         Name:    Patricia Grieve
                                         Title:   Director


                                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                                        BRANCH, as a Euro Revolving Lender

                                    By: /s/ Yoram Dankner
                                        -----------------------------
                                        Name:    Yoram Dankner
                                        Title:   Managing Director

                                    By: /s/ Patricia Grieve
                                        -----------------------------
                                        Name:    Patricia Grieve
                                        Title:   Director

                                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                                        BRANCH, as a Sterling Term Lender

                                    By: /s/ Yoram Dankner
                                        -----------------------------
                                        Name:    Yoram Dankner
                                        Title:   Managing Director

                                    By: /s/ Patricia Grieve
                                        -----------------------------
                                        Name:    Patricia Grieve
                                        Title:   Director


                                BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                                        BRANCH, as a Euro Term Lender

                                    By: /s/ Yoram Dankner
                                        -----------------------------
                                        Name:    Yoram Dankner
                                        Title:   Managing Director

                                    By: /s/ Patricia Grieve
                                        -----------------------------
                                        Name:    Patricia Grieve
                                        Title:   Director


                                CREDIT INDUSTRIEL ET COMMERCIAL, as a Euro
                                        Term Lender

                                    By: /s/ Brian O'Leary
                                        -----------------------------
                                        Name:    Brian O'Leary
                                        Title:   Vice President

                                    By: /s/ Anthony Rock
                                        -----------------------------
                                        Name:    Anthony Rock
                                        Title:   Vice President

                                CREDIT INDUSTRIEL ET COMMERCIAL, as a Sterling
                                        Term Lender

                                    By: /s/ Brian O'Leary
                                        -----------------------------
                                        Name:    Brian O'Leary
                                        Title:   Vice President

                                    By: /s/ Anthony Rock
                                        -----------------------------
                                        Name:    Anthony Rock
                                        Title:   Vice President


                                CREDIT INDUSTRIEL ET COMMERCIAL, as a Euro
                                        Revolving Lender

                                    By: /s/ Brian O'Leary
                                        -----------------------------
                                        Name:    Brian O'Leary
                                        Title:   Vice President

                                    By: /s/ Anthony Rock
                                        -----------------------------
                                        Name:    Anthony Rock
                                        Title:   Vice President


                                CREDIT INDUSTRIEL ET COMMERCIAL, as
                                        a Dollar Revolving Lender

                                    By: /s/ Brian O'Leary
                                        -----------------------------
                                        Name:    Brian O'Leary
                                        Title:   Vice President

                                    By: /s/ Anthony Rock
                                        -----------------------------
                                        Name:    Anthony Rock
                                        Title:   Vice President

                                NATEXIS BANQUES POPULAIRES, as a Dollar
                                        Revolving Lender

                                    By: /s/ William J. Burke
                                        -----------------------------
                                        Name:    William J. Burke
                                        Title:   Vice President

                                    By: /s/ Jordan H. Levy
                                        -----------------------------
                                        Name:    Jordan H. Levy
                                        Title:   Assistant Vice President


                                NATEXIS BANQUES POPULAIRES, as a Euro
                                        Revolving Lender

                                    By: /s/ William J. Burke
                                        -----------------------------
                                        Name:    William J. Burke
                                        Title:   Vice President

                                    By: /s/ Jordan H. Levy
                                        -----------------------------
                                        Name:    Jordan H. Levy
                                        Title:   Assistant Vice President


                                NATEXIS BANQUES POPULAIRES, as a Sterling
                                        Term Lender

                                    By: /s/ William J. Burke
                                        -----------------------------
                                        Name:    William J. Burke
                                        Title:   Vice President

                                    By: /s/ Jordan H. Levy
                                        -----------------------------
                                        Name:    Jordan H. Levy
                                        Title:   Assistant Vice President


                                NATEXIS BANQUES POPULAIRES, as a Euro
                                        Term Lender

                                    By: /s/ William J. Burke
                                        -----------------------------
                                        Name:    William J. Burke
                                        Title:   Vice President

                                    By: /s/ Jordan H. Levy
                                        -----------------------------
                                        Name:    Jordan H. Levy
                                        Title:   Assistant Vice President

                                THE NORTHERN TRUST COMPANY, as a Euro
                                        Revolving Lender

                                    By: /s/ Melissa A. Whitson
                                        -----------------------------
                                        Name:    Melissa A. Whitson
                                        Title:   Senior Vice President


                                THE NORTHERN TRUST COMPANY, as a Dollar
                                        Revolving Lender

                                    By: /s/ Melissa A. Whitson
                                        -----------------------------
                                        Name:    Melissa A. Whitson
                                        Title:   Senior Vice President


                                THE NORTHERN TRUST COMPANY, as a Euro Term
                                        Lender

                                    By: /s/ Melissa A. Whitson
                                        -----------------------------
                                        Name:    Melissa A. Whitson
                                        Title:   Senior Vice President

                                THE NORTHERN TRUST COMPANY, as a Sterling Term
                                        Lender

                                    By: /s/ Melissa A. Whitson
                                        -----------------------------
                                        Name:  Melissa A. Whitson
                                        Title: Senior Vice President